UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐         Preliminary Proxy Statement

☐         Confidential, for Use of the Commission Only (as permitted by Rule 14a 6(e)(2))

☒         Definitive Proxy Statement

☐         Definitive Additional Materials

☐         Soliciting Material Pursuant to §240.14a 12

NextDecade Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒         No fee required.

☐         Fee paid previously with preliminary materials.

☐         Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NextDecade Corporation

1000 Louisiana Street, Suite 3900

Houston, Texas 77002

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 7, 2023

August 8, 2023

Dear Fellow Stockholders:

You are cordially invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of NextDecade Corporation, a Delaware corporation (the “Company”), to be held on September 7, 2023, at 9:00 a.m. Central time. The Special Meeting will be held via the Internet and will be a completely virtual meeting.

Details regarding the business to be conducted at the Special Meeting are described in the accompanying proxy statement (the “Proxy Statement”). At the Special Meeting, you will be asked to consider and vote on the following proposals:

(1)

To approve the issuance of an aggregate of up to 14,830,994 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) for consideration of approximately $69.4 million (the “Tranche 3 Sale”), pursuant to that certain Common Stock Purchase Agreement, dated as of June 13, 2023, by and between the Company and the purchaser named therein (as amended, the “Purchase Agreement”), which, combined with the 8,026,165 shares of Common Stock issued to the purchaser pursuant to the Purchase Agreement on June 14, 2023 (the “Tranche 1 Sale”) and the 22,072,103 shares of Common Stock issued to the purchaser pursuant to the Purchase Agreement on July 27, 2023 (the “Tranche 2 Sale”), would result in the issuance of more than 20% of our outstanding Common Stock at a discount to the “Minimum Price,” as defined under the applicable rules of the Nasdaq Stock Market LLC (“Nasdaq”), on the date we entered into the Purchase Agreement, which under Nasdaq rules requires us to obtain stockholder approval (the “Private Placement Proposal”).

(2)

To, by ordinary resolution, approve the adjournment of the Special Meeting by the chairman thereof to a later date, if necessary, for the purpose of soliciting additional proxies in favor of the Private Placement Proposal, in the event the Company does not receive the requisite stockholder votes to approve the foregoing proposals (the “Adjournment Proposal” and together with the Private Placement Proposal (the “Proposals”)).

The Company’s Board of Directors (the “Board of Directors”) recommends that you vote FOR each of the Proposals. Pursuant to the bylaws of the Company, the Board of Directors has fixed the close of business on August 1, 2023 as the record date (the “Record Date”) for determination of stockholders entitled to notice and to vote at the Special Meeting and any adjournment thereof.

Shares of Common Stock, represented by each valid proxy received by the Company on the form solicited by the Company’s Board of Directors, will be voted in accordance with instructions specified on the proxy. A stockholder giving a duly executed proxy may revoke it before it is exercised by filing with or transmitting to the Company’s Secretary an instrument or transmission revoking it, or a duly executed proxy bearing a later date.

Our Board of Directors has fixed August 1, 2023, as the Record Date for holders of the Company’s Common Stock entitled to participate in this Special Meeting and to vote on the Proposals. This Notice of Special Meeting of Stockholders is being issued by the Company and is intended to be mailed on or about August 8, 2023, to all holders Common Stock as of the Record Date. The Proxy Statement on the following pages describes the matters presented to stockholders herein.

In addition to the solicitation of proxies by use of the Proxy Statement, the Company’s directors, officers and employees may solicit the return of proxies by mail, personal interview, or the Internet. Such directors, officers and employees will not receive additional compensation for their solicitation efforts, but they will be reimbursed for any out-of-pocket expenses incurred. Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the shares of Common Stock registered in their names, to forward solicitation materials to the beneficial owners of such shares.

All costs of preparing, printing, assembling and mailing the Notice of Special Meeting of Stockholders, the Proxy Statement, the enclosed form of proxy and any additional materials, as well as the cost of forwarding solicitation materials to the beneficial owners of stock and all other costs of solicitation, will be borne by the Company.

On behalf of the Company’s Board of Directors, thank you for your cooperation and continued support.

Sincerely, /s/ Matthew K. Schatzman Matthew K. Schatzman Chairman of the Board and Chief Executive Officer

You are cordially invited to attend the virtual meeting. Whether or not you expect to attend the meeting, please complete, date, sign and return the proxy mailed to you, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

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NextDecade Corporation

1000 Louisiana Street, Suite 3900

Houston, Texas 77002

PROXY STATEMENT

FOR

THE SPECIAL MEETING OF STOCKHOLDERS

SEPTEMBER 7, 2023

The enclosed proxy is solicited by the board of directors (“Board of Directors”) of NextDecade Corporation (the “Company”), in connection with the Special Meeting of Stockholders (the “Special Meeting”) of the Company, to be held virtually on September 7, 2023, at 9:00 a.m. Central time.

At the Special Meeting, you will be asked to consider and vote upon the following matters:

(1)      To approve the issuance of an aggregate of up to 14,830,994  shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), for consideration of approximately $69.4 million, pursuant to that certain Common Stock Purchase Agreement, dated as of June 13, 2023, by and between the Company and the purchaser named therein (as amended, the “Purchase Agreement”) which, combined with the 8,026,165 shares of Common Stock issued to the purchaser pursuant to the Purchase Agreement on June 14, 2023 (the “Tranche 1 Sale”) and 22,072,103 shares of Common Stock issued to the purchaser pursuant to the Purchase Agreement on July 27, 2023 (the “Tranche 2 Sale”), would result in the issuance of more than 20% of our outstanding Common Stock at a discount to the “Minimum Price,” as defined under the applicable rules of the Nasdaq Stock Market LLC (“Nasdaq”), on the date we entered into the Purchase Agreement, which under Nasdaq rules requires us to obtain stockholder approval (the “Private Placement Proposal”); and

(2)     To approve the adjournment of the Special Meeting by the chairman thereof to a later date, if necessary, for the purpose of soliciting additional proxies in favor of the Private Placement Proposal, in the event the Company does not receive the requisite stockholder votes to approve the Private Placement Proposal (the “Adjournment Proposal”).

The Board of Directors has fixed the close of business on August 1, 2023 as the record date (the “Record Date”) for determining stockholders entitled to notice of and to vote at the Special Meeting and any adjournment thereof. This Proxy Statement and the enclosed proxy are being issued by the Company and are intended to be mailed on or about August 8, 2023, to all holders Common Stock as of the Record Date.

Stockholders as of the Record Date are cordially invited to attend the Special Meeting. The Special Meeting will be held via the Internet and will be a completely virtual meeting.  To attend the Special Meeting virtually via the Internet, please visit www.proxydocs.com/NEXT and register prior to the deadline of  September 5, 2023 at 4:00 p.m. Central Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Special Meeting and will permit you to submit questions. You will not be able to attend the Special Meeting in person.

To ensure that each stockholder’s vote is counted at the Special Meeting, stockholders are requested to complete, sign, date and return the proxy cards provided to them as promptly as possible, or to submit their proxies by Internet, as described in the proxy cards mailed to them. Stockholders may also submit their voting instructions by telephone as described in the proxy cards mailed to them. Stockholders attending the Special Meeting may vote electronically at the Special Meeting even if they have previously submitted their proxy authorization.

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QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

How do I attend the Special Meeting?

The Special Meeting will be a completely virtual meeting. There will be no physical meeting location. The Special Meeting will only be conducted via live webcast.

In order to attend the Special Meeting, you must register in advance at www.proxydocs.com/NEXT prior to the deadline of September 5, 2023 at 4:00 p.m. Central Time. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the Special Meeting and you will have the ability to submit questions. Please be sure to follow instructions found on your proxy card and subsequent instructions that will be delivered to you via email.

Who can vote at the Special Meeting?

Only stockholders of record of Common Stock as of the close of business on the Record Date are entitled to receive notice of and to vote at the Special Meeting.

How many votes do I have?

As of the Record Date, there were 211,148,419 shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting. Holders of record of shares of Common Stock are entitled to one vote for each share of Common Stock owned by them as of the Record Date.

Stockholders of Record: Shares Registered in Your Name

If on August 1, 2023 your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer and Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote on the Internet or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on August 1, 2023 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice of Special Meeting of Stockholders (the “Notice”) is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, if you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are two matters scheduled for a vote:

●	Approval of the Private Placement Proposal; and

●	If necessary, you will also be asked to vote on the Adjournment Proposal.

What if another matter is properly brought before the Special Meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Who may attend the Special Meeting?

Record holders and beneficial owners may attend the Special Meeting.

How do I vote?

You may vote “For” or “Against” the Proposals, or abstain from voting.

If you are a stockholder of record, you may vote by proxy over the telephone, vote by proxy through the Internet or vote by proxy using a proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the virtual meeting and vote electronically even if you have already voted by proxy.

●

To vote over the telephone, dial toll-free (866) 892-1461 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 9:00 a.m., Central time on September 7, 2023 to be counted.

●

To vote through the Internet, go to http://www.proxydocs.com/NEXT to complete an electronic proxy card. Your Internet vote must be received by 9:00 a.m., Central time on September 7, 2023, to be counted.

●

To vote using the proxy card, simply complete, sign and date the proxy card and return it promptly. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from the Company. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote by mail, you must obtain a valid proxy card from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

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What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the Internet or at the Special Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the broker or nominee may not vote your shares for the Proposals without your instructions, because the Proposals are deemed to be a “non-routine” matter by the New York Stock Exchange (“NYSE”).

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted:

●	“For” on the Private Placement Proposal; and
●	“For” on the Adjournment Proposal.

If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

The Company will pay all expenses of soliciting proxies for the Special Meeting. In addition to solicitations by mail, arrangements have been made for brokers and nominees to send proxy materials to their principals, and the Company will reimburse them for their reasonable expenses. The Company may have its employees or other representatives (who will receive no additional compensation for their services) solicit proxies by telephone, telecopy, personal interview or other means. The Company may choose to engage a paid proxy solicitor to solicit proxies for the Special Meeting but has not yet done so.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.

●	You may send a timely written notice that you are revoking your proxy to the Secretary, c/o NextDecade Corporation, 1000 Louisiana Street, Suite 3900, Houston, TX 77002.

●	You may submit another Internet proxy.

●	You may attend the virtual meeting and vote again; attendance at the meeting will not automatically revoke your proxy unless you vote again during the meeting.

Your most current proxy card or telephone or Internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to approve the issuance of Common Stock in connection with the Private Placement (as defined below), votes “For,” “Against,” abstentions and broker non-votes.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

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How many votes are needed for the Proposals to pass?

To pass, the Private Placement Proposal must receive a “For” vote from the majority of votes cast either electronically or by proxy. A majority of votes cast means the number of votes cast “For” a matter exceeds the number of votes cast “Against” such matter. If you “Abstain” from voting on the proposal, it will have the same effect as an “Against” vote. Broker non-votes will have no effect on the proposal. Pursuant to Nasdaq listing rules, shares issued to the Purchaser (as defined below) in the Tranche 1 Sale and Tranche 2 Sale are not entitled to vote on the Private Placement Proposal. However, should any other business come properly before the Special Meeting, the shares issued to the Purchaser in the Tranche 1 Sale and Tranche 2 Sale will be entitled to vote on any such business.

To pass, the Adjournment Proposal must receive a “For” vote from the majority of shares present and entitled to vote either electronically or by proxy. If you “Abstain” from voting on the Adjournment Proposal, it will have the same effect as an “Against” vote. Broker non-votes will have no effect on the Adjournment Proposal.

Pursuant to voting agreements entered into with certain of our stockholders holding more than a majority of our outstanding shares of Common Stock entitled to vote (please see Proposal 1—The Private Placement Proposal—Voting Agreements), we expect to have sufficient votes to establish a quorum at the Special Meeting and to approve both the Private Placement Proposal and the Adjournment Proposal.

What constitutes a quorum?

Except as may be otherwise required by law, the Certificate of Incorporation or the Company’s Amended and Restated Bylaws, as amended, the holders of a majority of the Common Stock issued and outstanding and entitled to vote and present at the Special Meeting or represented by proxy shall constitute a quorum at a meeting of the stockholders. The person or persons whom the Company appoints to act as inspector(s) of election will determine whether a quorum exists. Common Stock represented by properly executed and returned proxies will be treated as present. Common Stock present or represented at the Special Meeting that abstain from voting or that are the subject of broker non-votes will be counted as present for purposes of determining a quorum. The shares issued to the Purchaser in the Tranche 1 Sale and Tranche 2 Sale will not count for purposes of determining a quorum.

How is the Purchaser’s Common Stock counted in voting on the Proposals?

The shares issued to the Purchaser in the Tranche 1 Sale and Tranche 2 Sale will not be entitled to vote on the Proposals. Moreover, the shares issued to the Purchaser in the Tranche 1 Sale and Tranche 2 Sale will not count for purposes of determining a quorum with respect to the Proposals. However, if other business comes properly before the Special Meeting, the shares issued to the Purchaser in the Tranche 1 Sale and Tranche 2 Sale will be entitled to vote on such business, and these shares will be counted in the quorum for such business.

What should I do if I have other questions?

If you have any questions or require any assistance with voting your shares, you may contact the Company by mail at 1000 Louisiana Street, Suite 3900, Houston, Texas 77002, by telephone at (713) 574-1880 or by e-mail at corporatesecretary@next-decade.com.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days of the meeting.

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PROPOSAL 1: APPROVE THE PRIVATE PLACEMENT

Background

The key terms of the agreements relating to the Private Placement are summarized below. A copy of the Purchase Agreement has been attached as Annex A hereto and you are encouraged to review the full text of such agreement, including the exhibits thereto. The descriptions set forth below are not complete and are qualified in their entirety by reference to the Purchase Agreement and related exhibits thereto attached as Annex A hereto.

Overview

We are asking our stockholders to consider and vote on a proposal to approve the issuance of securities in the Tranche 3 Sale (as defined below), which, combined with the Tranche 1 Sale and the Tranche 2 Sale, would result in a sale of more than 20% of our outstanding stock at a discount to the “Minimum Price,” as defined under the applicable rules of the Nasdaq Stock Market LLC, as of the date we entered into the Purchase Agreement, which, as described below, under Nasdaq rules requires us to obtain stockholder approval. The approval of the Private Placement Proposal to be voted on at this Special Meeting is critical in order to fully execute the Company’s Private Placement transaction with the Purchaser (as defined below).

The Private Placement

On June 13, 2023, we entered into a Common Stock Purchase Agreement with Global LNG North America Corp. (the “Purchaser”), an affiliate of TotalEnergies SE, pursuant to which we agreed to sell and issue shares of our Common Stock to the Purchaser in three tranches (the “Private Placement”).

On June 14, 2023, we completed the Tranche 1 Sale, pursuant to which we issued 8,026,165 shares of our Common Stock at a purchase price of $4.9837 per share to the Purchaser (the “Tranche 1 Closing”) for proceeds of $39,999,998.51.

The closing of the Tranche 2 Sale was conditioned upon, among other items, the conversion of the Company’s Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock (collectively, the “Convertible Preferred Stock”) following an FID Event (as defined under each of the Certificates of Designations for the Convertible Preferred Stock) and the Company having delivered to the Purchaser executed voting agreements among it and certain of its stockholders relating to the Tranche 3 Sale.

The FID Event occurred on July 12, 2023, as further described in the Current Report on Form 8-K filed on July 12, 2023. Following the occurrence of the FID Event, the Convertible Preferred Stock converted into approximately 59.5 million shares of Common Stock on July 26, 2023.

On July 27, 2023, we completed the Tranche 2 Sale, pursuant to which we issued 22,072,103 shares of our Common Stock at a purchase price of $4.9837 per share to the Purchaser (the “Tranche 2 Closing”) for proceeds of $110,000,739.72.

The Purchase Agreement includes customary representations, warranties and covenants from the Company and Purchaser. Pursuant to the Purchase Agreement, the Company is subject to certain interim operating covenants until the closing of the Tranche 3 Sale (the “Tranche 3 Closing” and, collectively with the Tranche 1 Closing and the Tranche 2 Closing, the “Closings”) that, among other things, limit the Company’s ability to incur certain future indebtedness and issue capital stock of the Company, except for the shares issued pursuant to the Purchase Agreement, subject to certain customary exceptions. Pursuant to the Purchase Agreement, the Company agreed to indemnify Purchaser and its affiliates (collectively, the “Indemnified Parties”) from and against all claims, damages, losses and expenses (including fees and disbursements of counsel) incurred by the Indemnified Parties arising out of the Purchase Agreement, except to the extent such claim, damages, loss or expense is found in a final order to have resulted from such Indemnified Party’s bad faith, actual fraud, gross negligence or willful misconduct.

The Purchase Agreement may be terminated (i) at any time by the mutual written consent of Purchaser and the Company, (ii) by either Purchaser or the Company by written notice to the other if the Tranche 3 Closing has not occurred within 180 days following June 13, 2023, except in the event that such failure to close results solely from a failure to obtain the stockholder approval of the Tranche 3 Sale, (iii) in the event that the Tranche 3 Closing has not occurred within 180 days following June 13, 2023 as a result of the Company’s failure to obtain the stockholder approval of the Tranche 3 Sale, by the Purchaser by written notice to the Company, and (iv) by either Purchaser or the Company in the event that a law or issuance of an injunction by a governmental body prohibits the transactions contemplated under the Purchase Agreement.

The Purchase Agreement was negotiated and entered into on an arm’s length basis with the Purchaser, which was an unaffiliated third party at that time.

We are seeking stockholder approval to issue and sell to Purchaser an additional number of shares of our Common Stock that, when taken together with the Tranche 1 Sale and the Tranche 2 Sale, would result in Purchaser owning 17.5% of our Common Stock after giving effect thereto, for proceeds of approximately $69,399,261.77 (the “Tranche 3 Sale”). Immediately following the completion of the conversion of our Convertible Preferred Stock and the Tranche 2 Sale, there were 241,246,687 shares of our Common Stock outstanding, and we had 660,959 restricted stock units (the “RSUs”) held by employees of the Company with expected vesting dates between the date of this Proxy Statement and the date of the Special Meeting, each of which will be settled for shares of Common Stock on a one for one basis subject to adjustments for tax withholding. Giving effect to the vesting of the RSUs, and assuming no shares are retained by the Company to satisfy tax withholding, 14,830,994 shares of Common Stock would be sold in the Tranche 3 Sale and the purchase price would be approximately $4.6793 per share.

If stockholder approval of the Tranche 3 Sale is obtained at the Special Meeting, the Tranche 3 Sale is expected to occur promptly after the Special Meeting.

THIS PROXY STATEMENT IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY ANY OF OUR SECURITIES. THE SECURITIES REFERRED TO IN THIS PROXY STATEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD ABSENT SUCH REGISTRATION UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.

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The sale and issuance of our shares of Common Stock to the Purchaser is being made in reliance on the exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) thereof. In connection with the Purchaser’s execution of the Purchase Agreement, the Purchaser represented to us that it is either (a) a qualified institutional buyer as defined in Rule 144A of the Securities Act, (b) an institutional “accredited investor” as defined in Rule 501(a)(1), (2), (3), (7), or (8) of the Securities Act, (c) a non-U.S. person under Regulation S under the Securities Act, or (d) the foreign equivalent of (a) or (b) and that the securities purchased by it were acquired solely for its own account and for investment purposes and not with a view to the future sale or distribution.

Purchaser Rights Agreement

In connection with the Purchase Agreement, on June 14, 2023, the Company and Purchaser entered into a purchaser rights agreement (the “Purchaser Rights Agreement”).

Right to Appoint Director. Pursuant to the Purchaser Rights Agreement, upon receipt of notice from Purchaser, the Company will increase the size of the Board of Directors by one person and grant the Purchaser the right to appoint one person to serve on the Board of Directors (the “Purchaser Designee”). Until the Purchaser’s and its affiliates’ ownership in the Company falls below 5% of the aggregate outstanding Common Stock of the Company at any time following the first time at which Purchaser is entitled to designate the Purchaser Designee, the Company will nominate the Purchaser Designee for re-election at each of its annual meeting of stockholders at which the Purchaser Designee is up for re-election.

Preemptive Rights. Under the Purchaser Rights Agreement, the Purchaser will have the right, but not the obligation, to participate in future primary offerings of Common Stock or securities convertible into Common Stock (each, a “Preemptive Rights Offering”) on the same terms and conditions as third-party purchasers in an amount that would permit the Purchaser to maintain a fully-diluted ownership percentage in the Company (i) if the price per share of Common Stock in such Preemptive Rights Offering is equal to or greater than 110% of the weighed-average price per share of the shares issued in the Closings (the “Pricing Condition”), at the lesser of (a) 15% or (b) Purchaser’s fully-diluted ownership percentage immediately prior to such Preemptive Rights Offering, or (ii) if the Pricing Condition is not met with respect to such Preemptive Rights Offering, Purchaser’s fully-diluted ownership percentage immediately prior to such Preemptive Rights Offering. The preemptive right provided under the Purchaser Rights Agreement will terminate at any time following the first time at which the Purchaser is entitled to designate the Purchaser Designee when the Purchaser and its affiliates’ ownership in the Company falls below 5% of the aggregate outstanding Common Stock of the Company.

Project Equity Rights. Under the Purchaser Rights Agreement, the Purchaser will have a right, but not the obligation, (i) to purchase up to 1.5 million metric tonnes of LNG per year for twenty years supplied from each of the fourth (“Train 4”) and fifth (“Train 5”) liquefaction trains of the Company’s multi-train natural gas liquefaction and LNG export facility to be located at the Port of Brownsville, Texas (the “Rio Grande Facility”) in connection with a final investment decision on such liquefaction trains (the “Train 4 Option” and “Train 5 Option”, respectively), (ii) provided that, the Train 4 Option is exercised, to participate in the funding of 10% of the equity capital required to take a final investment decision on the development of Train 4, (iii) provided that, the Train 5 Option is exercised, to participate in the funding of 10% of the equity capital required to take a final investment decision on the development of Train 5, and (iv) to participate in the funding of any carbon capture and storage project deployed at or in connection with Phase 1 of the Rio Grande Facility in the same proportion as Purchaser’s equity investment in Rio Grande LNG Intermediate Holdings, LLC, a Delaware limited liability company and an indirect subsidiary of the Company, and to participate in the funding of 10% of any carbon capture and storage project deployed at or in connection with Train 4 or Train 5 of the Rio Grande LNG terminal facility to the extent Purchaser has participated in the funding of the equity capital of the applicable train.

Registration Rights Agreement

In connection with the Purchase Agreement, on June 14, 2023, the Company and the Purchaser entered into a registration rights agreement (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company is required to file a registration statement within 180 days after the Tranche 1 Closing to permit the resale of shares of Common Stock held by the Purchaser. Additionally, the Purchaser may in certain instances elect to dispose of shares of Common Stock pursuant to an underwritten offering or engage in an underwritten block trade. Purchaser will also have demand and piggy-back registration rights covering any shares of Common Stock held by the Purchaser. The Registration Rights Agreement also contains customary indemnification obligations.

Other Relationships with Purchaser

In addition to the transactions contemplated by the Purchase Agreement, the Company has entered into other agreements and relationships with the Purchaser and its affiliates, as further described in the Company’s Current Report on Form 8-K, filed on July 12, 2023.

An affiliate of the Purchaser has agreed to purchase 5.4 million tonnes per annum of LNG from the first three trains of the Rio Grande Facility for 20 years on a free on board basis indexed to Henry Hub.

TotalEnergies Holdings SAS (“Total Holdings”), an affiliate of Purchaser, agreed to provide contingent credit support to the lenders under Rio Grande LNG, LLC’s (“RGLNG”) $800 million credit agreement (the “TCF Credit Agreement”) pursuant to, and subject to the terms and conditions of, a support agreement entered into at closing of the TCF Credit Agreement, pursuant to which Total Holdings agreed that it will pay past due amounts owing from RGLNG under the TCF Credit Agreement upon demand.

The Company, the Purchaser and certain other parties have entered into definitive documentation with respect to equity investment in Rio Grande LNG Intermediate Holdings, LLC (“JVCo”), which indirectly will own RGLNG, the entity that will own the first three liquefaction trains and related common facilities for the Rio Grande Facility.

Rio Grande LNG Intermediate Super Holdings, LLC, a Delaware limited liability company and an indirect subsidiary of the Company (the “ND Member”) committed to make (or is deemed to have made) aggregate cash contributions of approximately $283 million, including approximately $125 million contributed prior to final investment decision, to finance a portion of the Rio Grande Facility in exchange for the issuance of Class A limited liability company interests of JVCo and admission as a member of JVCo. The Company anticipates funding the remaining portion of the ND Member’s capital commitment with the proceeds of the Tranche 3 Sale to the Purchaser. If stockholder approval of the Tranche 3 Sale is obtained at the Special Meeting, the Tranche 3 Sale is expected to occur promptly after the Special Meeting.

The Purchaser has committed to make aggregate cash contributions of approximately $1.1 billion to JVCo, including $117 million to be funded on behalf of the ND Member. The Purchaser, together with Total Holdings (collectively, the “Contribution Support Parties”), are providing equity credit support in respect of the ND Member’s remaining committed equity contributions required to be made to JVCo, which is supported by a pledge of a corresponding portion of the limited liability company interests of JVCo held by the ND Member. Such equity contribution commitments of the ND Member are expected to be funded with the proceeds of the Tranche 3 Sale, in which case the Contribution Support Parties’ equity credit support obligations will be reduced proportionately and the pledge of limited liability company interests will be released.

7

Voting Agreements

In connection with the Purchase Agreement, prior to the Tranche 2 Sale, the Company and certain of its stockholders (the “Agreed Stockholders”) entered into voting agreements (the “Voting Agreements”). On the terms and conditions set forth in the Voting Agreements, each of the Agreed Stockholders agreed to vote (or cause to be voted) all shares of capital stock owned by such Agreed Stockholder or over which such Agreed Stockholder has voting control, (i) in favor of the Private Placement Proposal and (ii) in favor of the Adjournment Proposal.

Each Voting Agreement terminates on the earliest to occur of (i) the date of approval of each of the matters and the effecting of each of the matters and the events and transactions contemplated thereby, (ii) the termination of the Purchase Agreement in accordance with its terms, (iii) upon mutual written agreement of the parties and the Purchaser, and (iv) consummation of a merger or consolidation of the Company in accordance with the terms of the Voting Agreements.

The Agreed Stockholders collectively hold approximately 55% of our outstanding Common Stock entitled to vote on the Proposals. Accordingly, we expect to have sufficient votes to establish a quorum at the Special Meeting and to approve both the Private Placement Proposal and the Adjournment Proposal.

Reason for Stockholder Approval

Our Common Stock is listed on The Nasdaq Capital Market, and, as such, we are subject to the Nasdaq Marketplace Rules, including Nasdaq Listing Rule 5635. Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock, in connection with a transaction other than a public offering. If the Tranche 3 Sale occurs, the total number of shares of our Common Stock sold in the Private Placement will exceed 20% of the total number of shares of our Common Stock issued and outstanding immediately preceding the signing of the Purchase Agreement. The shares of our Common Stock sold and issued in the Tranche 1 Sale and the Tranche 2 Sale have been issued at a price of $4.9837 per share, and, after giving effect to the vesting of the RSUs and assuming no shares are retained by the Company to satisfy tax withholding, the Common Stock to be sold in the Tranche 3 Sale will be issued at a price of approximately $4.6793 per share, each of which are less than $5.13, the consolidated closing bid price per share of our Common Stock as reported on The Nasdaq Capital Market immediately preceding the signing of the Purchase Agreement. As such, the Tranche 3 Sale requires stockholder approval pursuant to Nasdaq Listing Rule 5635(d).

Consequences if Stockholder Approval is Not Obtained

If we are unable to obtain stockholder approval, we would be unable to complete the Tranche 3 Sale and we would not receive the additional proceeds of $69,399,261.77 from the Purchaser as payment for the shares of our Common Stock issued in the Tranche 3 Sale, and such funds would not be available to fund ND Member’s remaining committed equity contributions to JVCo. Without such funds, we would need to raise other capital to fund ND Member’s remaining committed equity contributions, and there can be no assurance that we will be able to raise capital from alternative sources on acceptable terms, or at all. If we are unable to raise capital from alternative sources and the equity support from the Contribution Support Parties is drawn upon, the corresponding portion of the limited liability company interests in JVCo held by ND Member would be delivered to the Contribution Support Parties, reducing our economic interests in JVCo.

Use of Proceeds

The proceeds from the Tranche 3 Sale will be used to fund the ND Member’s remaining committed equity contributions in connection with the Rio Grande Facility.

Overall Effect of the Proposal

If approved, this Private Placement Proposal would result in an increase by up to 14,830,994 shares in the number of shares of our Common Stock outstanding, and, as a result, current stockholders who do not have an opportunity to participate in the Private Placement would own a smaller percentage of our outstanding stock and, accordingly, a smaller percentage interest in the voting power, liquidation value and book value of our stock. The sale or resale of shares of our Common Stock issued pursuant to the Private Placement could cause the market price of our Common Stock to decline.

This approval would not limit our ability to engage in a public offering, as defined by Nasdaq, or to issue or sell a number of shares of our Common Stock (including shares issuable upon conversion or exercise of convertible debt, warrants or other securities exercisable for or convertible into our Common Stock) that is less than 20% of the outstanding shares on terms that might or might not be similar to those in this Private Placement Proposal.

Vote Required

The affirmative vote of a majority of votes cast, electronically or represented by proxy, is required to approve this Private Placement Proposal. Pursuant to Nasdaq listing rules, shares issued to the Purchaser in the Tranche 1 Sale and the Tranche 2 Sale are not entitled to vote on this Private Placement Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE PRIVATE PLACEMENT PROPOSAL.

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PROPOSAL 2: APPROVE THE ADJOURNMENT

Overview

The Adjournment Proposal, if approved, will allow the chair of the Special Meeting to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes received at the time of the Special Meeting to approve the Private Placement Proposal. In no event will the Board of Directors postpone the Special Meeting beyond the date by which it may properly do so under our bylaws and Delaware law.

Consequences if Stockholder Approval is Not Obtained

If the Adjournment Proposal is not approved by our stockholders, the chair of the Special Meeting will not adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes received at the time of the Special Meeting to approve any or all of the Proposals.

Vote Required

The affirmative vote of a majority of all of the votes present or represented and entitled to vote at the Special Meeting is required to approve this Adjournment Proposal. As a result, the affirmative vote of the holders of a majority of the shares present electronically or represented by proxy who are entitled to vote and do in fact vote on the matter at the Special Meeting will be required to approve the Adjournment Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE ADJOURNMENT PROPOSAL

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date, there were approximately 241,246,687 shares of Common Stock outstanding. On July 26, 2023, each outstanding share of our Convertible Preferred Stock converted into shares of Common Stock pursuant to their respective terms.  The following table sets forth certain information regarding the ownership of our Common Stock as of the Record Date by: each person known to us to beneficially own more than 5% of our Common Stock; each director; each of our named executive officers; and all directors, director nominees and executive officers as a group. This table is based upon information supplied by officers, directors, director nominees and principal stockholders and Schedules 13D, 13F and 13G filed with the Securities and Exchange Commission (the “SEC”). The table below excludes the shares of Common Stock to be issued in the Tranche 3 Sale. Unless otherwise indicated, each person named below has an address in the care of our principal executive offices and has sole power to vote and dispose of the shares of Common Stock beneficially owned by them, subject to community property laws where applicable. Amounts in the table below do not include restricted stock units that do not include the right to vote shares of Common Stock that may be delivered at settlement thereof.

	Shares of Common Stock beneficially owned (**)		Percentage of Common Stock beneficially owned (%)
Named Executive Officers and Directors:
Matthew K. Schatzman	1,427,422		* %
Brent E. Wahl	373,881		* %
Vera de Gyarfas	142,543		* %
Avinash Kripalani	—		—%
William Vrattos	—		—%
Brian Belke	291,754		* %
L. Spencer Wells	206,868		* %
Seokwon Ha	—		—%
Giovanni Oddo	—		—%
Sir Frank Chapman	215,885		* %
Edward Andrew Scoggins, Jr.	129,068		* %
Thibaud de Préval(1)	—		—%
All directors, director nominees and executive officers as a group (12 persons)	2,787,421		1.2%
5% Stockholders:
Ninteenth Investment Company	14,206,376	(2)	5.9%
YCMGA Entities	66,136,171	(3)	27.4%
Valinor Entities	17,758,609	(4)	7.4%
Bardin Hill Entities	12,610,643	(5)	5.2%
HGC NEXT INV LLC	23,410,842	(6)	9.7%
Global LNG North America Corp.	30,098,268	(7)	12.5%
BlackRock, Inc.	14,102,952	(8)	5.8%

*         Indicates beneficial ownership of less than 1% of the total outstanding Common Stock.

**       “Beneficial ownership” is a term broadly defined by the SEC in Rule 13d-3 under the Exchange Act and includes more than typical forms of stock ownership, that is, stock held in the person’s name. The term also includes what is referred to as “indirect ownership,” meaning ownership of shares as to which a person has or shares investment or voting power. For purposes of this table, shares of Common Stock not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days of the Record Date are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. Since the Series C Warrants are not exercisable for Common Stock within 60 days of the Record Date, shares of Common Stock issuable upon such exercise are not reflected as beneficially owned by the respective principal stockholders in the table above.

9

(1)   Following the Tranche 2 Closing, Mr. de Preval was designated for election to the Board by Global LNG North America Corp. pursuant to the Purchaser Rights Agreement and was elected to the Board on August 7, 2023.

(2)  Ninteenth is a limited liability company organized under the laws of the Emirate of Abu Dhabi. Mubadala Investment Company PJSC, a public joint stock company established under the laws of the Emirate of Abu Dhabi, is the sole owner of Mamoura Diversified Global Holding PJSC, a public joint stock company established under the laws of the Emirate of Abu Dhabi, which owns 99% of Ninteenth. Accordingly, Mubadala Investment Company PJSC and Mamoura Diversified Global Holding PJSC may be deemed to have shared voting and investment power over the shares held by Ninteenth. Ninteenth’s address is Al Mamoura A, P.O. Box 45005, Abu Dhabi, United Arab Emirates.

(3)   Consists of 14,424,519 shares of Common Stock held by York Credit Opportunities Investments Master Fund, L.P.; 3,796,056 shares of Common Stock held by York European Distressed Credit Fund II, L.P.; 15,030,764 shares of Common Stock held by York Multi-Strategy Master Fund, L.P.; 13,374,732 shares of Common Stock held by York Credit Opportunities Fund, L.P.; 6,850,529 shares of Common Stock held by York Capital Management, L.P.; 8,161,422 shares of Common Stock held by York Select Strategy Master Fund L.P.; 1,497,964 shares of Common Stock held by York Tactical Energy Fund, L.P.; and 3,000,185 shares of Common Stock held by York Tactical Energy Fund PIV-AN, L.P. (collectively, the “YCMGA Entities”). York Capital Management Global Advisors, LLC (“YCMGA”) is the senior managing member of the general partner of each of the YCMGA Entities. James G. Dinan is the chairman of, and controls, YCMGA. Each of YCMGA and James G. Dinan has voting and investment power with respect to the securities owned by each of the YCMGA Entities and may be deemed to be beneficial owners thereof. Each of YCMGA and James G. Dinan disclaims beneficial ownership of the reported securities except to the extent of their pecuniary interests therein. The business address of the YCMGA Entities is 767 Fifth Avenue, 17th Floor, New York, NY 10153.

(4)  Consists of 13,142,013 shares of Common Stock held by Valinor Capital Partners Offshore Master Fund, L.P. (“Valinor Offshore Master”) and 4,616,596 shares of Common Stock held by Valinor Capital Partners, L.P. (“Valinor Capital” and, together with Valinor Offshore Master, the “Valinor Entities”). Valinor serves as investment manager to each of the Valinor Entities. David Gallo is the Founder, Managing Partner, and Portfolio Manager of Valinor and is the managing member of Valinor Associates, LLC (“Valinor Associates”), which serves as general partner to Valinor Capital Partners, L.P. and Valinor Capital Partners Offshore Master Fund, L.P.. Each of Valinor Management, Valinor Associates and David Gallo may be deemed to beneficially own the securities held by such fund and each of Valinor Management, Valinor Associates and David Gallo disclaims beneficial ownership of the reported securities, except to the extent of its or his pecuniary interest.

(5)  Consists of 571,909 shares of Common Stock held by Bardin Hill Event-Driven Master Fund LP (“Bardin Hill Master Fund”); 6,117,325 shares of Common Stock held by HCN L.P.; 1,538,822 shares of Common Stock held by First Series of HDML Fund I LLC (“First Series HDML”); 2,641,178 shares of Common Stock held by Halcyon Mount Bonnell Fund LP (“Halcyon Mount Bonnell”); and 1,741,349 shares of Common Stock held by Halcyon Energy, Power, and Infrastructure Capital Holdings LLC (together with Bardin Hill Master Fund, HCN L.P., First Series HDML and Halcyon Mount Bonnell, the “Bardin Hill Entities”). Bardin Hill serves as the investment manager to each of the Bardin Hill Entities. Investment decisions of Bardin Hill are made by one or more of its portfolio managers, including Jason Dillow, John Greene and Pratik Desai, each of whom has individual decision-making authority. Jason Dillow is the Chief Executive Officer and Chief Investment Officer of Bardin Hill. Each of Bardin Hill, HCN GP LLC (in the case of HCN LP), Bardin Hill Fund GP LLC (in the case of Bardin Hill Event-Driven Master Fund LP, First Series of HDML Fund I LLC and Halcyon Mount Bonnell Fund LP), Jason Dillow, Kevah Konner, John Greene and Pratik Desai may be deemed to beneficially own the securities held by such Bardin Hill Entity and each of Bardin Hill, HCN GP LLC, Bardin Hill Fund GP LLC, Jason Dillow, John Greene and Pratik Desai disclaims beneficial ownership of the reported securities, except to the extent of its or his pecuniary interest. The business address of the Bardin Hill Entities is 299 Park Avenue, 24th Floor, New York, NY 10171.

(6)   HGC is a Delaware limited liability company. Hanwha Impact Partners Inc. (“HIP”) is the sole member of HGC. Hanwha Impact Partners Inc. (“HIP”) is the sole member of HGC, and Hanwha Impact Global Corporation (“HIG”) is the sole stockholder of HIP. Moonkee Yu is the President of HIG, and each of HIG and Mr. Yu may be deemed to have voting and investment power over the shares held by HGC. Mr. Yu disclaims beneficial ownership of the shares held by HGC. The address of HIG is 86, Cheonggyecheon-ro, Jung-gu, Seoul, South Korea. HGC’s address is 200 Westlake Park Blvd., Suite 1010, Houston, TX 77079.

(7)  Global LNG North America Corp. is a Delaware corporation and a direct, wholly owned subsidiary of TotalEnergies Delaware, Inc. (“TotalEnergies Delaware”). TotalEnergies Delaware is a Delaware corporation and a direct, wholly owned subsidiary of TotalEnergies Holdings USA, Inc. (“TotalEnergies Holdings USA”). TotalEnergies Holdings USA is a Delaware corporation and a direct, wholly owned subsidiary of TotalEnergies Gestion USA SARL (“TotalEnergies Gestion USA”). TotalEnergies Gestion USA is a société à responsabilité limitée organized under the laws of the Republic of France and a direct, wholly owned subsidiary of TotalEnergies SE. TotalEnergies SE is a European company (societas europaea or SE) organized under the laws of the Republic of France. The address of the principal office of each of TotalEnergies SE and TotalEnergies Gestion USA is 2, place Jean Millier, La Défense 6, 92400 Courbevoie, France. The address of the principal office of each of TotalEnergies Holdings USA, TotalEnergies Delaware and Global LNG North America Corp. is 1201 Louisiana St., Suite 1800, Houston, TX 77002.

(8)  The registered holders of the referenced shares are the following funds and accounts under management by investment adviser subsidiaries of BlackRock, Inc.: ABR PE Investments II, LP, BOPA1, L.P., Coastline Fund, L.P., Fair Lane Investment Partners, L.P., Multi-Alternative Opportunities Fund (A), L.P., Multi-Alternative Opportunities Fund (B), L.P., Investment Partners V (A), LLC and SUNROCK DISCRETIONARY CO-INVESTMENT FUND II, LLC. BlackRock, Inc. is the ultimate parent holding company of such investment adviser entities. On behalf of such investment adviser entities, the applicable portfolio managers, as managing directors (or in other capacities) of such entities, and/or the applicable investment committee members of such funds and accounts, have voting and investment power over the shares held by the funds and accounts which are the registered holders of the reported securities. Such portfolio managers and/or investment committee members expressly disclaim beneficial ownership of the reported securities held by such funds and accounts. The address of such funds and accounts, such investment adviser subsidiaries and such portfolio managers and/or investment committee members is 55 East 52nd Street, New York, New York 10055. Shares listed in the table as beneficially owned may not incorporate all shares deemed to be beneficially held by BlackRock, Inc.

10

OTHER BUSINESS

As of the date of this Proxy Statement, the management of the Company has no knowledge of any business that may be presented for consideration at the Special Meeting, other than that described above. As to other business, if any, that may properly come before the Special Meeting, or any adjournment thereof, it is intended that the proxy hereby solicited will be voted in respect of such business in accordance with the best judgment of the proxy holders.

HOUSEHOLDING OF PROXY MATERIALS

Some brokers and other nominee record holders may be “householding” our proxy materials. This means a single notice and, if applicable, the proxy materials, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received. We will promptly deliver a separate copy of the notice and, if applicable, the proxy materials and our most recent annual report to stockholders to you if you write to 1000 Louisiana Street, Suite 3900, Houston, Texas 77002. If you would like to receive separate notices and copies of our proxy materials and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

WHERE YOU CAN FIND ADDITIONAL INFORMATION; INCORPORATION BY REFERENCE

We are subject to the informational requirements of the Exchange Act and, therefore, we file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public on the SEC’s website at www.sec.gov.

The SEC allows us to incorporate by reference the information and reports we file with it, which means that we can disclose important information to you by referring you to these documents. The information incorporated by reference is an important part of this Proxy Statement, and information that we file later with the SEC will automatically update and supersede the information already incorporated by reference. Such documents are considered to be a part of this proxy statement, effective as of the date such documents are filed. In the event of conflicting information in these documents, the information in the latest filed document should be considered correct. We are incorporating by reference the documents listed below, which we have already filed with the SEC, and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, including all filings made after the date of the filing of this Proxy Statement, except as to any portion of any future report or document that is not deemed filed under such provisions:

●	our Annual Report on Form 10‑K for the year ended December 31, 2022 filed with the SEC on March 10, 2023;
●	our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 11, 2023;
●	our Current Reports on Form 8‑K as filed with the SEC on February 3, 2023, March 16, 2023, June 1, 2023, June 14, 2023, July 12, 2023, July 27, 2023 and August 7, 2023;
●	our Definitive Proxy Statement on Schedule 14A filed with the SEC on April 27, 2023; and
●

the description of Common Stock included in the Registration Statement on Form 8‑A filed with the SEC on February 9, 2015 (File No. 001‑36842), as amended by the Registration Statement on Form 8‑A/A filed with the SEC on March 18, 2015, including any amendment or report filed for the purpose of updating such description.

We will provide you without charge, upon your oral or written request, with a copy of any or all reports, proxy statements and other documents we file with the SEC (other than exhibits to such documents unless such exhibits are specifically incorporated by reference into such documents). Requests for such copies should be directed to: 1000 Louisiana Street, Suite 3900, Houston, Texas 77002.

You should rely only on the information contained in this Proxy Statement, the annex attached hereto and the information incorporated by reference to vote your shares at the Special Meeting. We have not authorized anyone to provide you with information that is different from that contained in this Proxy Statement, the annex attached hereto and the information incorporated by reference.

BY ORDER OF THE BOARD OF DIRECTORS Matthew K. Schatzman Chairman of the Board and Chief Executive Officer August 8, 2023

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ANNEX A

COMMON STOCK PURCHASE AGREEMENT

This COMMON STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of June 13, 2023 (the “Effective Date”), is entered into by and between NextDecade Corporation, a Delaware corporation (“NextDecade” or the “Company”), and Global LNG North America Corp., a Delaware corporation (the “Purchaser”). NextDecade and the Purchaser are referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS:

WHEREAS, the Purchaser has indicated its interest to the Company in participating in three separate private placements (each, a “Common Stock Equity Offering”) by the Company of shares of Common Stock (as defined herein); and

WHEREAS, the Company desires to sell to the Purchaser, and the Purchaser desires to purchase from the Company, Common Stock in each Common Stock Equity Offering as more fully set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Section 1.    DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

“Affected Party” has the meaning assigned to it in Section 10.18(e) hereto.

“Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

“Agreement” has the meaning assigned to it in the preamble hereto; it includes the Exhibits and Schedules hereto.

“Anti-Corruption Laws and Obligations” means (a) for all the Parties, the Government Rules governing the activities of the Parties, the Company, and the Transaction Documents and the Integrated Transaction Documents which prohibit bribery and corruption, as well as where applicable, the principles described in the Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed in Paris, France on December 17, 1997, which entered into force on February 15, 1999, and such convention’s commentaries, and/or (b) for each such Party, the Government Rules prohibiting bribery and corruption in the jurisdiction or jurisdictions in which (i) it is formed, incorporated or registered, and/or (ii) it carries out most of its business activities, and/or (iii) it is listed on a stock market, and/or (iv) the parent company of such Party is formed, incorporated or registered, carries out most of its business activities, and is listed on a stock market.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by Law to be closed in the City of New York and Paris.

“Charter Documents” means, collectively, the certificate of incorporation, articles of incorporation, bylaws, certificate of designations or board resolutions establishing the terms of any security, certificate of formation, operating agreement, limited liability company agreement and similar formation or organizational documents of any entity.

“Closings” has the meaning assigned to it in Section 2.3 hereto.

“Closing Date” has the meaning assigned to it in Section 2.3 hereto.

“Code” means the Internal Revenue Code of 1986.

“Common Stock” means the common stock of the Company, $0.0001 par value.

“Common Stock Equity Offering” has the meaning assigned to it in the Recitals hereto.

“Company” has the meaning assigned to it in the preamble hereto.

“Company Benefit Plan” means each (i) “employee benefit plan” within the meaning of Section 3(3) of ERISA, (ii) other benefit and compensation plan, contract, policy, program, practice, arrangement or agreement, including, but not limited to, pension, profit-sharing, savings, termination, executive compensation, phantom stock, change-in-control, retention, salary continuation, vacation, sick leave, disability, death benefit, insurance, hospitalization, medical, dental, life (including all individual life insurance policies as to which the Company or its Subsidiaries are the owners, the beneficiaries, or both), employee loan, educational assistance, fringe benefit, deferred compensation, retirement or post-retirement, severance, equity or equity-based, incentive and bonus plan, contract, policy, program, practice, arrangement or agreement, and (iii) other employment, consulting or other individual agreement, plan, practice, policy, contract, program, and arrangement, in each case, (x) which is sponsored or maintained by the Company or any of its ERISA Affiliates in respect of any current or former employees, directors, independent contractors, consultants or leased employees of the Company or any of its Subsidiaries or (y) with respect to which the Company or any of its Subsidiaries has any actual or potential liability.

“Company IRS Form” has the meaning assigned to it in Section 2.4(i) hereto.

“Competition Laws” means the antitrust or competition laws in effect and applicable with respect to the transactions contemplated by the Transaction Documents, including in the European Union and the United States of America.

“Control” (including the terms “control”, “controlling”, “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly or as trustee, personal representative or executor, of the power to direct or cause the direction of the affairs, policies or management of a Person, whether through the ownership of voting securities, as trustee, personal representative or executor, by contract, credit arrangement or otherwise.

“Conversion Completion Date” means the Business Day following the later of (i) conversion of all shares of the Company’s outstanding preferred stock into Common Stock in accordance with the terms thereof and (ii) the FID Event.

“Dispute” has the meaning assigned to it in Section 10.13(a) hereto.

“Dispute Notice” has the meaning assigned to it in Section 10.13(a) hereto.

“Effective Date” has the meaning assigned to it in the preamble hereto.

“Encumbrance” means any security interest, pledge, mortgage, lien, claim, option, charge, restriction or encumbrance.

“Environmental Claim” means any claim, action, cause of action, suit, proceeding, investigation, Order, demand or notice by any Person alleging liability (including liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, attorneys’ fees, consultants’ fees, fines or penalties) arising out of, based on, resulting from or relating to (a) the presence or Release of, or exposure to, any Hazardous Materials; (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law; or (c) any other matters covered or regulated by, or for which liability is imposed under, Environmental Laws.

“Environmental Laws” means all applicable Laws relating to pollution, the protection, restoration or remediation of or prevention of harm to the environment or natural resources (including plant and animal species), or the protection of human health and safety, including Laws relating to: (i) the exposure to, or Releases or threatened Releases of, Hazardous Materials; (ii) the generation, manufacture, processing, distribution, use, treatment, containment, disposal, storage, transport or handling of Hazardous Materials; or (iii) recordkeeping, notification, disclosure and reporting requirements respecting Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any Person (whether or not incorporated) that together with the Company or any of its Subsidiaries is treated as a single employer within the meaning of Section 414 of the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder, or any successor statute.

“FID Event” means (i) the issuance of the notice to proceed in accordance with the engineering, procurement and construction contract for the Terminal with all conditions precedent thereunder for the issuance of such notice to proceed having been satisfied, and (ii) the procurement of all necessary debt or equity financing arrangements to engineer, procure and construct the Terminal under said agreement, with all conditions precedent thereunder for initial draw of funds having been satisfied.

“First Closing” has the meaning assigned to it in Section 2.3 hereto.

“First Closing Date” has the meaning assigned to it in Section 2.3 hereto.

“First Purchase Price” has the meaning assigned to it in Section 2.2 hereto.

“Fundamental Representations” means (i) with respect to the Company, those representations and warranties of the Company set forth in Sections 5.2 (Organization and Qualification; Subsidiaries), 5.3 (Authorization; Enforcement; Validity), 5.4 (No Conflicts), 5.5 (Consents and Approvals), 5.6 (Capitalization) and 5.7 (Valid Issuance), and (ii) with respect to the Purchaser, those representations and warranties of the Purchaser set forth in Sections 6.1 (Organization and Qualification), 6.2 (Authorization; Enforcement; Validity), 6.3 (No Conflicts) and 6.4 (Consents and Approvals).

“Good Standing Certificate” has the meaning assigned to it in Section 2.4(d) hereto.

“Governmental Authority” means any federal, national, supranational, tribal, foreign, state, provincial, local, county, municipal or other government, any political subdivision of the foregoing, any governmental, regulatory or administrative authority, agency, department, bureau, board, commission or official or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority, or any court, tribunal, judicial or arbitral body, or any Self-Regulatory Organization.

“Government Rule” means any statute, law, regulation, ordinance, rule, judgment, order, decree, permit, concession, grant, franchise, license, agreement, directive, requirement, or other governmental restriction or any similar form of decision or determination by or any binding interpretation or administration of any of the foregoing, in each case, having the force of law by, any Governmental Authority, which is applicable to any Person, whether now or hereafter in effective.

“Hazardous Materials” means: (a) any hazardous materials, hazardous wastes, hazardous substances, toxic wastes, solid wastes, and toxic substances as those or similar terms are defined under any Environmental Laws; (b) any asbestos or asbestos containing material; (c) polychlorinated biphenyls (“PCBs”), or PCB containing materials or fluids; (d) radon; (e) any petroleum, petroleum hydrocarbons, petroleum products, crude oil and any fractions or derivatives thereof; (f) per- and polyfluoroalkyl substances and other emerging contaminants, and (g) any other substance, material, chemical, waste, pollutant, or contaminant that, whether by its nature or its use, or exposure to is subject to regulation or could give rise to liability under any Laws relating to pollution, waste, human health and safety, or the environment.

“ICC Arbitration Rules” has the meaning assigned to it in Section 10.13(b) hereto.

“Indemnified Party” means the Purchaser, its Affiliates, and each of their respective directors, managers, portfolio managers, investment advisors, officers, principals, partners, members, equity holders (regardless of whether such interests are held directly or indirectly), trustees, controlling persons, predecessors, successors and assigns, Subsidiaries, employees, agents, advisors, attorneys and representatives.

“Insolvency Event” means, with respect to any Person, the occurrence of any of the following:

(a)    such Person shall (A) (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, Sections 101 et. seq. (the “Bankruptcy Code”) or any other federal, state or foreign bankruptcy, insolvency, liquidation or similar Law, (ii) consent to the institution of, or fail to contravene in a timely and appropriate manner, any such proceeding or the filing of any such petition, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for such Person or for a substantial part of its property or assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing or (B) such Person shall become unable, admit in writing its inability or fail generally to pay its debts as they become due; or

(b)    an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (A) relief in respect of such Person or of a substantial part of the property or assets of such Person, under the Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, receivership or similar Law, (B) the appointment of a receiver, trustee, custodian, sequestrator or similar official for such Person or for a substantial part of the property of such Person or (C) the winding-up or liquidation of such Person; and such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall have been entered.

“Integrated Transaction Documents” means (i) that certain Liquefied Natural Gas Sale and Purchase Agreement, by and between Rio Grande LNG, LLC and TotalEnergies Gas & Power North America, Inc. and (ii) that certain Subscription Agreement, to be entered into by and among Purchaser, the Company, NextDecade LNG, LLC, Rio Grande LNG Intermediate Super Holdings LLC and Rio Grande LNG Intermediate Holdings, LLC in connection with the FID Event.

“Intellectual Property” means the following intellectual property rights, both statutory and common law rights, if applicable: (a) copyrights and registrations and applications for registration thereof, (b) trademarks, service marks, trade names, slogans, domain names, logos, trade dress, and registrations and applications for registrations thereof, (c) patents, as well as any reissued and reexamined patents and extensions thereto, and any patent applications, continuations, continuations in part and divisional applications and patents issuing therefrom, and (d) trade secrets and confidential information, including ideas, designs, concepts, compilations of information, methods, techniques, procedures, processes and other know-how, whether or not patentable.

“Investment Company Act” has the meaning assigned to it in Section 5.21 hereto.

“Knowledge” means with respect to the Company, the actual knowledge after due inquiry of the persons set forth on Schedule 1.1(a).

“Law” means any applicable federal, national, supranational, foreign, state, provincial, local, county, municipal or similar statute, law, common law, guideline, policy, ordinance, regulation, rule, code, constitution, treaty, requirement, judgment or judicial or administrative doctrines enacted, promulgated, issued, enforced or entered by any Governmental Authority, including any applicable Competition Laws.

“Material Adverse Effect” means any effect, change, event, occurrence, development, or state of facts that, individually or in the aggregate with all other such effects, changes, events, occurrences, developments, or states of fact, (A) has had, or would reasonably be expected to have, a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), or results of operations of the Company and its Subsidiaries, taken as a whole, or (B) would, or would reasonably be expected to, prevent or materially impair the ability of the Company to consummate the transactions contemplated by this Agreement, but expressly excluding in the case of the foregoing clause (A) any such effect, change, event, occurrence, development, or state of facts, either alone or in combination, to the extent arising out of or resulting from:

(a)    the execution or delivery of this Agreement, the consummation of the transactions contemplated by this Agreement or the public announcement or other publicity with respect to any of the foregoing; provided, however, that the exception set forth in this clause (a) shall not apply to the representations and warranties of Section 5.4 or to the representations and warranties set forth in Section 5.5;

(b)    general economic conditions (or changes in such conditions) in the United States or conditions in the global economy generally that do not affect the Company and its Subsidiaries, taken as a whole, disproportionately as compared to other similarly situated participants in the liquefied natural gas export industry (in which case only such disproportionate impact shall be considered);

(c)    any acts of terrorism, sabotage, war, the outbreak or escalation of hostilities, weather conditions, change in geopolitical conditions, public health event, pandemic (including COVID-19), epidemic, disease outbreak or other force majeure events, in each case, including any worsening thereof that do not affect the Company and its Subsidiaries, taken as a whole, disproportionately as compared to other similarly situated participants in the liquefied natural gas export industry (in which case only such disproportionate impact shall be considered);

(d)    changes in the trading price or trading volume of the Common Stock;

(e)    conditions (or changes in such conditions) generally affecting the liquefied natural gas export industry that do not affect the Company and its Subsidiaries, taken as a whole, disproportionately as compared to other similarly situated participants in the liquefied natural gas export industry (in which case only such disproportionate impact shall be considered);

(f)    conditions (or changes in such conditions) in the financial markets, credit markets or capital markets in the United States or any other country or region, including (i) changes in interest rates in the United States or any other country and changes in exchange rates for the currencies of any countries or (ii) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally (other than a suspension of the trading of the Company’s Common Stock, which constitutes a Material Adverse Effect, provided such suspension is not part of a broader suspension of securities) on any securities exchange or over-the-counter market operating in the United States or any other country or region in each case, that do not affect the Company as a whole disproportionately as compared to other similarly situated participants in the liquefied natural gas export industry (in which case only such disproportionate impact shall be considered); or

(g)    any changes in any Laws or any accounting regulations or principles that do not affect the Company, taken as a whole, disproportionately as compared to other similarly situated participants in the liquefied natural gas export industry (in which case only such disproportionate impact shall be considered).

Notwithstanding any provision of the preceding sentence to the contrary, (i) the occurrence of an Insolvency Event in respect of the Company or any Subsidiary of the Company shall be deemed to constitute a Material Adverse Effect and (ii) any material breach of any Voting Agreement by any party thereto shall be deemed to constitute a Material Adverse Effect.

“Material Contracts” means all “material contracts” of the Company within the meaning of Item 601 of Regulation S-K of the SEC.

“NASDAQ” means The Nasdaq Stock Market LLC.

“NextDecade” has the meaning assigned to it in the preamble hereto.

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Officer’s Certificate” has the meaning assigned to it in Section 2.4(j) hereto.

“Opinion” has the meaning assigned to it in Section 2.4(f) hereto.

“Order” means any order, writ, judgment, injunction, decree, ruling, directive, stipulation, determination or award made, issued or entered by or with any Governmental Authority, whether preliminary, interlocutory or final.

“Party” or “Parties” has the meaning assigned to it in the preamble hereto.

“Permits” means all permits, consents, approvals, registrations, licenses, authorizations, qualifications and filings with and under all federal, state, local or foreign Laws and Governmental Authorities.

“Person” means any individual, partnership, firm, corporation, limited liability company, association, joint venture, trust, Governmental Authority, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

“Proxy Statement” has the meaning assigned to it in Section 8.5 hereto.

“Public Official” means (a) an elected or appointed official, and/or (b) any Person employed or used as an agent of any Governmental Authority or any company in which a Governmental Authority owns, directly or indirectly, a majority or other Controlling interest, and/or (c) an official of a political party, and/or (d) a candidate for public office, and/or (e) any official, employee or agent of any public international organization.

“Purchase Price” has the meaning assigned to it in Section 2.2 hereto.

“Purchaser” has the meaning assigned to it in the preamble hereto.

“Purchaser Material Adverse Effect” means any event, circumstance, development, change or effect that, individually or in the aggregate, does or would reasonably be expected to prevent, materially delay or materially impair the ability of the Purchaser to consummate the transactions contemplated hereby.

“Purchaser Rights Agreement” means the Purchaser Rights Agreement, in substantially the form attached hereto as Exhibit B.

“Registration Rights Agreement” means the Registration Rights Agreement, in substantially the form attached hereto as Exhibit A.

“Release” means any release, spill, emission, discharge, leaking, pouring, dumping, emptying, pumping, injection, deposit, disposal, dispersal, leaching or migration into the indoor or outdoor environment (including soil, sediment, ambient air, surface water, groundwater and surface or subsurface strata) or into or out of any property, including the movement of Hazardous Materials through or in the air, soil, surface water, groundwater or property.

“Sanctions Authority” means the United Nations Security Council and any Governmental Authority of the United States of America, the European Union, the Republic of France or the United Kingdom charged with the enactment, administration, implementation and enforcement of Sanctions.

“Sanctioned Person” means any Person that is the target of Sanctions, including, (a) any Person listed in any Sanctions related list of designated Persons maintained by OFAC or the U.S. Department of State, by the United Nations Security Council, the European Union or His Majesty’s Treasury of the United Kingdom, (b) any Person located, organized or ordinarily resident in a Sanctioned Territory, or (c) any Person directly or indirectly owned or controlled by any such Person or Persons described in the foregoing clauses (a) and (b).

“Sanctioned Territory” means a country or territory that is the subject or target of comprehensive Sanctions, currently Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine and the so-called Donetsk People’s Republic or so-called Luhansk People’s Republic.

“Sanctions” means economic, financial or trade sanctions Government Rules, including any embargoes or other restrictive measures enacted, imposed, administered, implemented or enforced from time to time by any Sanctions Authority.

“SEC” has the meaning assigned to it in Section 5.8(a) hereto.

“Second Closing” has the meaning assigned to it in Section 2.3 hereto.

“Second Closing Date” has the meaning assigned to it in Section 2.3 hereto.

“Second Purchase Price” has the meaning assigned to it in Section 2.2 hereto.

“SEC Reports” has the meaning assigned to it in Section 5.8(a) hereto.

“Secretary’s Certificate” has the meaning assigned to it in Section 2.4(e) hereto.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder, or any successor statute.

“Self-Regulatory Organization” means any securities exchange, futures exchange, contract market, any other exchange or corporation or similar self-regulatory body or organization applicable to a Party to this Agreement, including, for the avoidance of doubt, the Financial Industry Regulatory Authority.

“Shares” means the shares of Common Stock to be issued and sold to Purchaser at one or more respective Closings.

“Stockholder Approval” has the meaning assigned to it in Section 4.1 hereto.

“Stockholder Approval Deadline” has the meaning assigned to it in Section 8.5 hereto.

“Stockholder Condition Date” means the date of a meeting of the Company’s stockholders at which the Stockholder Approval is received.

“Stockholder Meeting” has the meaning assigned to it in Section 8.5 hereto.

“Subsidiary” means, with respect to any Person, any other Person of which the first Person owns, directly or indirectly, securities or other ownership interests having voting power to elect a majority of the board of directors or other Persons performing similar functions for such Person (or, if there are no such voting interests, more than 50% of the equity interests allowing for effective control of the second Person).

“Survival Period” has the meaning assigned to it in Section 10.3 hereto.

“Tax” (and, with correlative meaning, “Taxes” and “Taxable”) means: any taxes, customs, duties, charges, fees, levies, penalties or other assessments, fees and other governmental charges imposed by any Governmental Authority, including income, profits, gross receipts, net proceeds, windfall profit, severance, property, personal property (tangible and intangible), production, sales, use, leasing or lease, license, excise, duty, franchise, capital stock, net worth, employment, occupation, payroll, withholding, social security (or similar), unemployment, disability, payroll, fuel, excess profits, occupational, premium, severance, estimated, alternative or add-on minimum, ad valorem, value added, turnover, transfer, stamp or environmental tax, or any other tax, custom, duty, fee, levy or other like assessment or charge of any kind whatsoever, together with any interest, penalty, addition to tax, or additional amount attributable thereto.

“Tax Representations” means those representations and warranties of the Company set forth in Section 5.20 hereto.

“Tax Returns” means any return, report, statement, information return or other document (including any amendments thereto and any related or supporting information) filed or required to be filed with any Governmental Authority in connection with the determination, assessment, collection or administration of any Taxes or the administration of any laws, regulations or administrative requirements relating to any Taxes.

“Terminal” means two or more liquefaction trains at the Rio Grande LNG terminal facility at the Port of Brownsville in southern Texas.

“Third Closing” has the meaning assigned to it in Section 2.3 hereto.

“Third Closing Date” has the meaning assigned to it in Section 2.3 hereto.

“Third Purchase Price” has the meaning assigned to it in Section 2.2 hereto.

“Transfer Agent” means Continental Stock Transfer & Trust Co. or any successor thereto, as transfer agent of the Company.

“Transaction Documents” means this Agreement, the Registration Rights Agreement, the Purchaser Rights Agreement and any other documents or exhibits related hereto or thereto or contemplated hereby or thereby.

“Treasury Regulations” means the regulations promulgated under the Code, by the United States Department of the Treasury, as such regulations may be amended from time to time. All references herein to specific sections of the regulations shall be deemed also to refer to any corresponding provisions of succeeding regulations, and any reference to temporary regulations shall be deemed also to refer to any corresponding provisions of final regulations.

“Voting Agreements” means the Voting Agreements, each substantially in the form attached as Exhibit C hereto, to be entered into by the Company and the holders of at least such percentage of the outstanding stock of the Company sufficient to approve the matters identified therein.

Section 2.    AGREEMENT TO SELL AND PURCHASE.

2.1    Sale and Purchase of Shares. Subject to the terms of this Agreement, the Company hereby agrees to issue and sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, (i) 8,026,165 shares of Common Stock at the First Closing (as defined below), (ii) 22,072,103 shares of Common Stock at the Second Closing (as defined below) and (iii) a number of shares of Common Stock at the Third Closing (as defined below) that, when taken together with the shares of Common Stock issued and sold in the First Closing and the Second Closing, results in the Purchaser owning an aggregate 17.5% of the outstanding shares of Common Stock of the Company immediately after giving effect to, the Third Closing, rounded down to the nearest whole number of shares, in each case free and clear of all Encumbrances (except for any restriction on transfer under the Securities Act or applicable “blue sky” laws).

2.2    Purchase Price. The purchase price for the Common Stock to be purchased by the Purchaser in the First Closing shall be $4.9837 per share, resulting in an aggregate purchase price of $39,999,998.51 for the First Closing (the “First Purchase Price”). The purchase price for the Common Stock to be purchased by the Purchaser in the Second Closing shall be $4.9837 per share, resulting in an aggregate purchase price of $110,000,739.72 for the Second Closing (the “Second Purchase Price”). The purchase price for the Common Stock to be purchased by the Purchaser in the Third Closing shall be an aggregate amount equal $69,399,261.77 (the “Third Purchase Price”; and collectively with the First Purchase Price and the Second Purchase Price, the “Purchase Price”).

2.3    Closing. Subject to the terms of this Agreement, (i) the closing of the transactions contemplated by Section 2.1(i) (the “First Closing”) shall occur no later than the third Business Day following the date hereof, (ii) the closing of the transactions contemplated by Section 2.1(ii) (the “Second Closing”) shall occur no later than the third Business Day following the Conversion Completion Date, and (iii) the closing of the transactions contemplated by Section 2.1(iii) (the “Third Closing”; and each of the First Closing, Second Closing and Third Closing, a “Closing” and collectively, the “Closings”) shall occur no later than the third Business Day following the Stockholder Condition Date. The time and date of the First Closing is referred to herein as the “First Closing Date”; the time and date of the Second Closing is referred to herein as the “Second Closing Date”; the time and date of the Third Closing is referred to herein as the “Third Closing Date”; and each of the First Closing Date, the Second Closing Date, and the Third Closing Date is is referred to as a “Closing Date.” The Closings shall take place at the offices of NextDecade Corporation, 1000 Louisiana Street, Suite 3900, Houston, Texas 77002 or such other place as the Parties mutually agree. The Parties agree that the Closings may occur via delivery of facsimiles, email, .pdf attachments or photocopies of the applicable Transaction Documents. Unless otherwise provided herein, all proceedings to be taken and all documents to be executed and delivered by all Parties at the Closings will be deemed to have been taken and executed simultaneously, and no proceedings will be deemed to have been taken nor documents executed or delivered until all have been taken, executed and delivered.

2.4    Actions at the Closings. In connection with each respective Closing, the Purchaser and the Company (as applicable) shall take or cause to be taken the following actions:

(a)    Payment of the Purchase Price. At the applicable Closing, the Purchaser shall pay the respective Purchase Price for the applicable Shares to the Company by wire transfer of immediately available funds to the account specified by the Company to the Purchaser in writing.

(b)    Issuance of Common Stock. At the applicable Closing, the Company shall deliver to the Purchaser evidence of the applicable Shares issued in book-entry form with a notation in the Company’s stock transfer records, containing the restrictive legend set forth in Section 6.9, and duly authorized by all requisite corporate action on the part of the Company.

(c)    Transaction Documents. At the First Closing, the Purchaser and the Company shall have executed and delivered the Registration Rights Agreement and the Purchaser Rights Agreement.

(d)    Good Standing Certificate. At each Closing, the Company shall deliver to the Purchaser a certificate of the Secretary of State of the State of Delaware, dated as of such Closing Date, to the effect that the Company is in good standing (the “Good Standing Certificate”).

(e)    Company Secretary’s Certificate. At each Closing, the Company shall deliver to the Purchaser a certificate of the Secretary of the Company (the “Secretary’s Certificate”), dated the applicable Closing Date, certifying that attached thereto are (1) true and complete copies of the Company’s (x) certificate of incorporation (including all preferred stock Certificates of Designation) and (y) bylaws, (2) resolutions of the board of directors of the Company authorizing the execution and delivery of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, (3) certifying that no changes have been made and no actions have been taken to implement any changes in respect of the preceding items (1) and (2), and (4) a schedule of the incumbent officers authorized to execute the Transaction Documents, setting forth the name and title and bearing the signatures of such officers.

(f)    Legal Opinion. At each Closing, the Purchaser shall have received a written opinion (the “Opinion”) of Latham & Watkins LLP to the Company, dated as of the respective Closing Date, substantially in the form attached to this Agreement as Exhibit D, executed by such legal counsel and addressed to the Purchaser.

(g)    Cross Receipt. At each Closing, the Purchaser and the Company shall deliver a cross receipt, dated the applicable Closing Date, executed by (1) the Company confirming that the Company has received the applicable Purchase Price and (2) the Purchaser confirming that the Purchaser has received the applicable shares of Common Stock as and in the manner contemplated by clause (b) above.

(h)    Form W-9 or W-8. At the First Closing, the Purchaser shall deliver a validly completed and executed Internal Revenue Service Form W-9 or applicable form W-8 to the Company.

(i)    Additional Documents. At each Closing, the Company shall have delivered to the Purchaser such other documents relating to the transactions contemplated by this Agreement as the Purchaser or its counsel may reasonably request, including, at least three (3) Business Days prior to the First Closing, an Internal Revenue Service Form W-9 of the Company, duly completed and executed by the Company by manual or facsimile signature (the “Company IRS Form”).

(j)    Company Officer’s Certificate. At each Closing, the Company shall deliver a certificate signed by the Chief Executive Officer of the Company (the “Officer’s Certificate”), dated as of the applicable Closing Date, in form and substance reasonably satisfactory to the Purchaser, certifying (i) that the conditions specified in Sections 3.1, 3.2, 3.5, 3.6, 3.7 and 3.8 have been fulfilled and (ii) as to the accuracy of the representations set forth in Section 5.6 hereof, made as of such Closing Date, with respect to updated Schedules 5.6(a), (b), (c) and (d), which updated Schedules shall be attached thereto.

(k)    Failure to Close. If the Second Closing does not occur within three (3) Business Days after the Conversion Completion Date or the Third Closing does not occur within three (3) Business Days after the Stockholder Condition Date, and, in either case, when Purchaser shall have paid into the bank account referenced in Section 2.4(a) above on or prior to such date the respective Purchase Price for the applicable Shares, then the Company shall promptly (but not later than one (1) Business Day thereafter) return to the Purchaser such purchase price by wire transfer of immediately available funds to the account specified by the Purchaser, and any book entries for the applicable Shares shall be deemed repurchased and cancelled; provided that, unless this Agreement has been terminated pursuant to Section 7 hereof, such return of funds shall not terminate this Agreement.

2.5    Transfer Taxes and Expenses. At each Closing, the applicable Shares will be delivered with any and all transfer agent fees and any and all issue, stamp, transfer or similar Taxes or duties payable in connection with such delivery duly paid by the Company.

Section 3.    PURCHASER CLOSING CONDITIONS. The Purchaser’s obligation to purchase the applicable Shares at each respective Closing is subject to the fulfillment or (to the extent permitted by applicable law) written waiver by the Purchaser, on or prior to the respective Closing Date (unless otherwise provided herein), of each of the following conditions:

3.1    Representations and Warranties. The representation and warranties made by the Company in Section 5 hereof shall be true and correct in all material respects and, in the case of Fundamental Representations, in all but de minimis respects, (or, in each case, to the extent such representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the applicable Closing Date (unless made as of a specified date therein, which such representations and warranties shall be accurate in all material respects (or, to the extent such representation and warranties are qualified by materiality or Material Adverse Effect, in all respects) as of such date).

3.2    Covenants. The Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement and the other Transaction Documents to be performed, satisfied or complied with by the Company at or prior to each Closing.

3.3    Closing Deliverables. The Company shall have provided to the Purchaser the Good Standing Certificate, the Secretary’s Certificate, the Officer’s Certificate, the Opinion and the Company IRS Form (such Company IRS Form only being required for the First Closing), each duly completed and executed.

3.4    Transaction Documents. The Company and the Purchaser shall have executed and delivered the Registration Rights Agreement and the Purchaser Rights Agreement on or prior to the First Closing Date and the Company shall have executed and delivered this Agreement, and each of the foregoing documents shall be in force and effect.

3.5    Material Adverse Effect. At each respective Closing Date, no Material Adverse Effect has occurred.

3.6    Transfer Agent Matters. The Company shall have furnished all required materials to the Transfer Agent to reflect the issuance of the applicable Shares at the applicable Closing.

3.7    Listing. The Common Stock shall be listed on the NASDAQ and shall not have been suspended, as of the applicable Closing Date, by the SEC or NASDAQ from trading thereon nor shall suspension by the SEC or NASDAQ have been threatened, as of the applicable Closing Date, either (i) by the SEC or NASDAQ or (ii) by falling below the minimum listing maintenance requirements of NASDAQ (with a reasonable prospect of delisting occurring after giving effect to all applicable notice, appeal, compliance and hearing periods); and the Company shall have filed with NASDAQ prior to the First Closing Date a Notification Form: Listing of Additional Shares for the listing of the Shares and shall have received no comments from NASDAQ objecting to the transactions contemplated herein.

3.8    Legality. The purchase of and payment for the Shares by the Purchaser and the issuance and delivery of the Shares by the Company shall not be prohibited, enjoined, made illegal or otherwise restrained by any Law or governmental or court order, judgment, decree, writ, stipulation, determination, award, statute, rule or regulation, and no such prohibition, injunction or restraint, nor any proceeding seeking to impose such prohibition, injunction or restrain shall be pending or have been threatened to the Company in writing.

3.9    Other Agreements. On or prior to the Second Closing Date, the Company shall have delivered to the Purchaser fully executed copies of the Voting Agreements, which shall be in force and effect as of delivery to the Purchaser and at all times through the Third Closing Date, and the Company shall have taken all action contemplated by the Voting Agreements in accordance with the requirements thereof.

3.10   Integrated Transaction. In addition to the foregoing conditions in Sections 3.1 through 3.9, the Purchaser’s obligation to purchase the Shares in respect of the Second Closing is subject to the occurrence of the Conversion Completion Date.

Section 4.    MUTUAL CLOSING CONDITION TO THIRD CLOSING.

4.1    The Company’s obligation to issue and sell the Shares in respect of the Third Closing, and the Purchaser’s obligation to purchase the Shares in respect of the Third Closing, are each subject to receipt of the approval of the Company’s stockholders (“Stockholder Approval”) as is necessary under the rules and regulations of NASDAQ (including, without limitation, NASDAQ Rule 5635(d)) to permit the issuance of a number of shares of Common Stock to Purchaser in excess of 19.99% of the Company’s outstanding Common Stock as of the date of this Agreement.

Section 5.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchaser as of the date hereof and each Closing Date (except for representations and warranties that are made as of a specific date, which are made only as of such date), on behalf of itself and not any other Party, as follows:

5.1    Ineligible Issuer. The Company was not and is not an Ineligible Issuer (as defined in Rule 405 under the Securities Act), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer.

5.2    Organization and Qualification; Subsidiaries. The Company and each of its Subsidiaries has been duly organized and is validly existing and, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, is in good standing under the laws of its jurisdiction of organization, with the requisite power and authority to own its properties and conduct its business as currently conducted. There is no other jurisdiction, aside from the States of Delaware and Texas, in which the Company is required to be qualified and/or in good standing to do business, except where such failure to be so qualified or in good standing would not have a Material Adverse Effect, individually or in the aggregate.

5.3    Authorization; Enforcement; Validity. The Company has all necessary corporate power and authority to enter into the Transaction Documents and the Voting Agreements and to carry out its obligations thereunder, including the issuance to the Purchaser of the Shares pursuant to Section 2.1 of this Agreement. The execution and delivery by the Company of the Transaction Documents, the Voting Agreements and the performance by the Company of its obligations thereunder, have been duly authorized by all requisite action on the part of the Company, and no other action on the part of the Company or any of its Subsidiaries is necessary to authorize the execution and delivery by the Company of the Transaction Documents and the Voting Agreements or the consummation of the transactions contemplated by the Transaction Documents and the Voting Agreements. The Transaction Documents and the Voting Agreements have been duly executed and delivered by the Company, and assuming due authorization, execution and delivery by the other parties thereto, including the Purchaser, in the case of the Transaction Documents, respectively, the Transaction Documents and the Voting Agreements constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar Laws now or hereafter in effect relating to creditors’ rights generally and subject to general principles of equity.

5.4    No Conflicts. Assuming that all consents, approvals, authorizations and other actions described in Section 5.3 have been obtained, and except as may result from any facts or circumstances relating solely to the Purchaser, the execution, delivery and performance by the Company of the Transaction Documents and the Voting Agreements and the consummation of the transactions contemplated thereby do not and will not: (a) violate, conflict with or result in the breach of the Charter Documents of the Company or any of its Subsidiaries; (b) conflict with or violate any material Law or material Order applicable to the Company or any of its Subsidiaries, or any of its or their respective assets or properties; or (c) violate, conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Company or any of its Subsidiaries is a party or to which any of their respective assets or properties are subject, or result in the creation of any Encumbrance on any of their respective assets or properties, except, in the case of clause (c), for any such conflict, violation, breach or default that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

5.5    Consents and Approvals. The execution, delivery and performance by the Company of the Transaction Documents and the Voting Agreements do not require any consent, approval, authorization or other Order of, action by, filing with or notification to, any Governmental Authority or any other Person under any of the terms, conditions or provisions of any Law or Order applicable to the Company or any of its Subsidiaries or by which any of its or their assets or properties may be bound, any contract or agreement to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries may be bound, other than (a) in the case of the Registration Rights Agreement, the Registration Statement contemplated thereby, (b) the filing of one or more Current Reports on Form 8-K, (c) the Stockholder Approval and (d) any consent, approval, authorization or other Order of, action by, filing with or notification to, any Governmental Authority or any other Person under any of the terms, conditions or provisions of any Law or Order applicable to the Company or any of its Subsidiaries that, if not made or obtained, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

5.6    Capitalization. As of the date of this Agreement:

(a)    the capitalization of the Company and each of its Subsidiaries is set forth in Schedule 5.6(a).

(b)    Except as set forth in Schedule 5.6(b), there are no outstanding options, warrants, “phantom” stock rights, claims, calls, puts, convertible or exchangeable securities, or other contracts or rights of any nature obligating the Company or any of its Subsidiaries to issue, return, redeem, repurchase, transfer, deliver or sell equity interests or other securities or ownership interests in the Company or any of its Subsidiaries, and no Person is entitled to any preemptive or similar right with respect to the issuance of securities or other equity interests in the Company or any of its Subsidiaries.

(c)    Except as set forth in Schedule 5.6(c), (x) to the Knowledge of the Company, there are no voting agreements, voting trusts, stockholder agreements, proxies or other similar agreements or understandings with respect to the equity interests of the Company or any of its Subsidiaries or that restrict or grant any right, preference or privilege with respect to the transfer of such equity interests, and (y) there are no contracts to declare, make or pay any dividends or distributions, whether current or accumulated, or due or payable, on the equity interests of the Company or any of its Subsidiaries.

(d)    Except as set forth in Schedule 5.6(d), the Company has no authorized or outstanding class of equity securities ranking as to dividends, redemption or distribution of assets upon a liquidation senior to or pari passu with the Common Stock.

5.7    Valid Issuance.

(a)    Upon payment of the respective Purchase Price for the applicable Shares and the occurrence of each Closing, the Purchaser will be the owner, of record and beneficially, of such Shares, and such Shares will be duly and validly issued, fully paid, and non-assessable. The Purchaser shall have good and valid title to the applicable Shares purchased pursuant hereto, free and clear of any Encumbrances (except for any restriction on transfer under the Securities Act or applicable “blue sky” laws).

(b)    Assuming the accuracy of the Purchaser’s representations and warranties set forth herein, the offer, sale and issuance of such Common Stock as contemplated hereby are exempt from the registration and qualification requirements of the Securities Act, and will be issued in compliance with all applicable federal and state securities and blue sky laws. Neither the Company, nor any of its Subsidiaries, nor any Person acting on behalf of the Company or any of its Subsidiaries, has taken any action that would cause the loss of such exemption. Neither the Company nor, to the Company’s Knowledge, any of its Subsidiaries, any Person acting on behalf of the Company or any of its Subsidiaries, has offered or sold any of the Common Stock by any advertisement, article, notice or other communication regarding the Common Stock published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any public seminar or any other general solicitation or general advertisement.

5.8    SEC Reports; Financial Statements.

(a)    The Company has filed or furnished with the Securities and Exchange Commission (“SEC”) all forms, reports, schedules, proxy statements (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein and including all registration statements and prospectuses filed with the SEC, the “SEC Reports”) required to be filed or furnished by the Company under the Exchange Act or the Securities Act during the three years preceding the Closing Date. As of its date of filing or furnishing, each SEC Report complied in all material respects with the requirements of the Exchange Act and the Securities Act, as applicable, and none of such SEC Reports (including any audited or unaudited financial statements and any notes thereto or schedules included therein) contained when filed or furnished (except to the extent revised or superseded by a subsequent filing with the SEC that is publicly available prior to the Closing Date) any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. To the Knowledge of the Company, there are no outstanding or unresolved comments in comment letters from the staff of the Division of Corporation Finance of the SEC with respect to any of the SEC Reports as of the applicable Closing Date.

(b)    Each of the consolidated financial statements (including the notes thereto) included in the SEC Reports (i) complied as to form required by published rules and regulations of the SEC related thereto as of its date of filing with the SEC, (ii) complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (iii) was prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or otherwise permitted by the SEC on Form 10-Q or any successor form under the Exchange Act) and (iv) presents fairly in all material respects the consolidated financial position of Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended, subject (in the case of unaudited financial statements) to normal year-end adjustments and any other adjustments described therein or in the notes or schedules thereto or the absence of footnotes (none of which are material).

(c)    Since the date of the most recent financial statements of the Company included or incorporated by reference in the SEC Reports, (i) other than as contemplated under the Integrated Transaction Documents, including the schedules thereto, there has not been any change in the capital stock (other than the issuance of shares of Common Stock upon exercise of stock options and warrants described as outstanding in, and the grant of options and awards under existing equity incentive plans described in, the SEC Reports), short-term debt or long-term debt of the Company or its Subsidiaries, or any dividend or distribution of any kind declared (other than payment-in-kind dividends pursuant to the Company’s outstanding preferred stock), set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development that would reasonably be expected to result in a prospective material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its Subsidiaries taken as a whole; and (ii) neither the Company nor its Subsidiaries has sustained any loss or interference with its business that is material to the Company and its Subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the SEC Reports.

5.9    Undisclosed Liabilities. Except as set forth in Schedule 5.9, and except for liabilities included or reserved for in the audited consolidated balance sheet of the Company or disclosed in the notes thereto included in the Company’s most recently filed Annual Report on Form 10-K, as of the applicable Closing Date, neither the Company nor any of its Subsidiaries has incurred liabilities, including contingent liabilities, or any other obligations of a nature required to be disclosed on a consolidated balance sheet or in the notes thereto, except liabilities that are not material and were incurred in the ordinary course of business subsequent to the date of the consolidated balance sheet contained in the Company’s most recently filed Annual Report on Form 10-K.

5.10    Contracts. Except as set forth in Schedule 5.10, neither the Company nor any of its Subsidiaries is, or to the Knowledge of the Company, is alleged to be (nor, to the Company’s Knowledge, is any other party to any Material Contract) in material default under, or in material breach or material violation of, any Material Contract, and no event has occurred which, with the giving of notice or passage of time or both, would constitute a material default by the Company or any other party under any Material Contract. Other than Material Contracts which have terminated or expired in accordance with their terms, each of the Material Contracts is in full force and effect and is a legal, valid and binding obligation of the Company and, to the Knowledge of the Company, the other parties thereto enforceable against the Company and, to the Knowledge of the Company, such other parties in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law)).

5.11    Affiliate Transactions. Except as set forth in Schedule 5.11 or Part III, Item 13 of the Company’s most recently filed Annual Report on Form 10-K, any subsequently filed Current Reports on Form 8-K or in connection with the transactions contemplated by the Integration Transaction Documents, there are no transactions between the Company, on the one hand, and any (A) officer or director of the Company or any of its Subsidiaries, (B) to the Knowledge of the Company, record or beneficial owner of five (5) percent or more of the voting securities of the Company or (C) Affiliate or family member of any such officer or director or, to the Knowledge of the Company, record or beneficial owner, on the other hand, except employee benefit plans, executive compensation or director compensation, employment agreements, consulting agreements, indemnification agreements and similar transactions that would be required to be disclosed under Item 404(a) of Regulation S-K. Neither the Company nor any of its Subsidiaries is a guarantor or indemnitor of any indebtedness of any of the persons set forth in the foregoing clause (A) or, to the Knowledge of the Company, clauses (B) through (C).

5.12    Title. The Company and each of its Subsidiaries has good and marketable title to their respective owned properties and assets, and good leasehold title to their respective leasehold estates in leased properties and assets, in each case, subject to no Encumbrances, other than Encumbrances that would not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect.

5.13    Compliance with Law; Permits.

(a)    Neither the Company nor any of its Subsidiaries (i) is in material violation or default of the Charter Documents of the Company or any of its Subsidiaries, (ii) is in violation or default of any Order or any Law, except for such violations and defaults that would not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect or (iii) has received, since January 1, 2019, any written notice of, and to the Knowledge of the Company, an investigation or review that is in process or threatened by any Governmental Authority with respect to, any material violation or alleged violation of any Order or Law.

(b)    Except as set forth in Schedule 5.13(b) or as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) the Company and its Subsidiaries hold all Permits necessary for the lawful conduct of their respective businesses as they are presently being conducted, (ii) all Permits are in full force and effect, (iii) the Company and its Subsidiaries are in compliance with the terms of the Permits, (iv) there are no pending or, to the Knowledge of the Company, threatened, modifications, amendments, cancellations, suspensions, limitations, nonrenewals or revocations of any Permit, and (v) there has occurred no event which (whether with notice or lapse of time or both) could reasonably be expected to result in or constitute the basis for such a modification, amendment, cancellation, suspension, limitation, nonrenewal or revocation thereof.

(c)    The Company and its Subsidiaries have established and maintain disclosure controls and procedures and internal controls over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rules 13a-15 and 15d-15 of the Exchange Act. The system of “disclosure controls and procedures” has been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its Subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act. The Company is, and has been since January 1, 2019, in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002. The Company has not identified (i) any material weakness in the design or operation of the Company’s internal control or financial reporting, (ii) any significant deficiency in the design or operation of internal control over financial reporting which is reasonably likely to materially affect the Company’s internal control over financial reporting or (iii) any fraud or allegation of fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

5.14    Litigation. Except as set forth in Schedule 5.14, no action, suit, claim, demand, hearing, investigation or other proceeding is pending against the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any officer, director, manager, member, stockholder or employee of any such Person, and none of the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any officer, director, manager, member, stockholder or employee of any such Person, is subject to any outstanding injunction, judgment, order, decree, ruling or charge or, to the Knowledge of the Company, is threatened with being made a party to any action, suit, proceeding, hearing or investigation of, in, or before any Governmental Authority or before any arbitrator which, in all cases, are required to be described in the SEC Reports but are not described as required in the SEC Reports, or that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

5.15    Intellectual Property. The Company and its Subsidiaries own or have obtained valid and enforceable licenses for, or other legal and valid rights to use, the Intellectual Property necessary for the conduct of the business of the Company and its Subsidiaries as currently conducted, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received from any third party a claim in writing that the Company or any of its Subsidiaries is infringing in any material respect the Intellectual Property rights of any third party.

5.16    Insurance. Schedule 5.16 sets forth a true, correct and complete list of all of the insurance maintained for or on behalf of the Company or any of its Subsidiaries and claims made to date. All premiums with respect to such policies have been paid to the extent due and payable. No written notice of cancellation or termination has been received by the Company or any of its Subsidiaries with respect to any such policies that have not been replaced on substantially similar terms prior to the date of such cancellation or termination.

5.17    Environmental Matters. Since January 1, 2019, the Company and its Subsidiaries have been in compliance in all material respects with all Environmental Laws. To the Knowledge of the Company, there are no locations or premises where Hazardous Materials have been Released such that (A) the Company or any of its Subsidiaries would reasonably be expected to be obligated to remove, remediate or otherwise respond to pursuant to any Environmental Laws or (B) would reasonably be expected to result in a material liability of the Company or any of its Subsidiaries to any Person under any Environmental Laws. There are no Environmental Claims pending, or to the Knowledge of the Company threatened against the Company or any of its Subsidiaries, and there no actions, activities, circumstances, facts, conditions, events or incidents, including the presence of any Hazardous Material, which would be reasonably likely to form the basis of any such material Environmental Claim.

5.18    Company Benefit Plans.

(a)    Schedule 5.18 lists each material Company Benefit Plan, other than any Company Benefit Plan that is terminable at will or provides for an annual base salary of $250,000 or less.

(b)    Neither the Company nor any of its ERISA Affiliates has ever maintained, sponsored, contributed to, or had an obligation to maintain, sponsor or contribute to, or has any liability under or with respect to (i) a “defined benefit plan,” as defined in Section 3(35) of ERISA, (ii) a pension plan subject to the minimum funding standards of Section 302 of ERISA or Section 412 of the Code, (iii) a “multiemployer plan,” as defined in Section 3(37) of ERISA, (iv) a “multiple employer plan” (within the meaning of Section 413 of the Code), (v) a “voluntary employees’ beneficiary association” (within the meaning of Section 501(c)(9) of the Code), (vi) an organization or trust described in Sections 501(c)(17) or 501(c)(20) of the Code or (vii) a “welfare benefits fund” described in Section 419(e) of the Code. No current or former employee, officer, director, consultant or other service provider of the Company or any of its Subsidiaries is or may become entitled under any Company Benefit Plan to receive health, life insurance or other welfare benefits (whether or not insured), beyond their retirement or other termination of service, other than health continuation coverage as required by Section 4980B of the Code or other applicable law.

(c)    Each Company Benefit Plan has been administered in all material respects in accordance with its terms and applicable Law. Each Company Benefit Plan intended to be qualified under Section 401(a) of the Code has either received a favorable determination letter from the IRS or may rely on a favorable opinion letter issued by the IRS, and, to the Knowledge of the Company, nothing has occurred since the date of such determination or opinion letter that would reasonably be expected to adversely affect such qualification.

(d)    Except as would not be reasonably likely to result in a Material Adverse Effect, there are no actions, suits, audits or investigations by any Governmental Authority or other claims (except for routine claims for benefits) pending or, to the Knowledge of the Company, threatened, against or involving any Company Benefit Plan.

(e)    Neither the execution and delivery of the Transaction Documents, nor the consummation of the transactions contemplated thereby will (whether alone or upon the occurrence of any additional or further acts or events) (i) result in any payment becoming due to any current or former employee, officer, director or independent contractor of the Company or any Subsidiary thereof or satisfy any prerequisite (whether exclusive or non-exclusive) to any payment or benefit to any current or former employee, director or independent contractor of the Company or any Subsidiary thereof, (ii) increase any benefits under any Company Benefit Plan, (iii) result in the acceleration of the time of payment, vesting or funding of any such benefits under any Company Benefit Plan, or (iv) result in the forgiveness of any indebtedness of any current or former employee, officer, director or independent contractor of the Company or any Subsidiary thereof.

5.19    Labor.

(a)    Neither the Company nor any of its Subsidiaries is a party to any labor or collective bargaining agreement.

(b)    There are no (i) strikes, work stoppages, work slowdowns or lockouts pending or, to the Knowledge of the Company, threatened against or involving the Company or any of its Subsidiaries, or (ii) unfair labor practice charges, grievances or complaints pending or, to the Knowledge of the Company, threatened by or on behalf of any employee or group of employees of the Company or any of its Subsidiaries, except in each case as would not have a Material Adverse Effect.

5.20    Tax Matters. Except as set forth in Schedule 5.20:

(a)    As of the applicable Closing Date, the Company and its Subsidiaries (i) have timely filed all Tax Returns required to be filed (after giving effect to any extensions that have been requested by and granted to such party by the applicable Governmental Authority) and (ii) have paid or caused to be paid on their behalf all Taxes due and owing, other than those that are being contested in good faith and for which adequate reserves have been established in accordance with GAAP, except, in each case, where the failure to so file or pay would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All such Tax Returns are true, correct and complete in all material respects. There are no past, current, pending or, to the Knowledge of the Company, threatened audits, claims, or proceedings by any Governmental Authority relating to Taxes of the Company and its Subsidiaries. The Company and its Subsidiaries have not waived any statutes of limitation or agreed to any extension of time with respect to any Tax assessment or deficiency. The Company and its Subsidiaries have not received written notice from any Governmental Authority in a jurisdiction where they do not file Tax Returns claiming that they are subject to Tax in that jurisdiction. Notwithstanding anything herein to the contrary, the Company shall pay all transfer agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company), stamp taxes and other taxes and duties levied in connection with the delivery to the Purchaser other than income and capital gains taxes of the Purchaser that may be incurred in connection with the transactions contemplated hereby.

(b)    The Company and its Subsidiaries have not engaged in any reportable transaction within the meaning of Treasury Regulations Section 1.6011-4(b).

(c)    The Company and each of its Subsidiaries (A) has not entered into any agreement with any Governmental Authority that would impact the amount of Taxes due by it, (B) has never been a member of an affiliated, combined, consolidated or unitary group for purposes of filing any Tax Return (other than a group the common parent of which is the Company) and has no liability for the Taxes of any other Person (1) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign law), or (2) as a transferee or successor, by contract, or otherwise, and (C) is not a party to, or has any liability under, any Tax sharing, Tax allocation, Tax indemnity, or similar agreement or arrangement.

(d)    The Company is not a United States real property holding corporation within the meaning of Section 897 of the Code.

(e)    The Company is classified as a Subchapter C corporation for U.S. federal tax purposes.

5.21    Investment Company Act. The Company and its Subsidiaries are not and, after giving effect to the transactions contemplated by the Transaction Documents will not be, “investment companies” as that term is defined in, nor is the Company or its Subsidiaries otherwise subject to registration or regulation under, the Investment Company Act of 1940 (the “Investment Company Act”).

5.22    Anti-Corruption; Compliance.

(a)    The Company and its Subsidiaries have conducted their business in compliance with the Anti-Corruption Laws and Obligations to which they may be subject at all times and have instituted and maintained policies and procedures designed to ensure, and which are reasonably expected from companies conducting a business similar to that of the Company and its Subsidiaries to continue to ensure, continued compliance therewith.

(b)    None of the assets, permits, regulatory authorizations or properties of the Company or its Subsidiaries have been acquired pursuant to a transaction that has involved directly or indirectly an illegal payment to a Public Official or represents the proceeds of any illegal activity.

(c)    The Company’s and its Subsidiaries’ activities are and have been conducted at all times in compliance with financial recordkeeping and reporting requirements of the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority.

(d)    Any contract, license, concession or other asset contributed to the Company or its Subsidiaries has been procured in compliance with the Anti-Corruption Laws and Obligations.

(e)    As of each Closing Date, there is no pending proceeding, and no entity has threatened to commence any anti-corruption or money-laundering investigation or proceeding against the Company, its Subsidiaries or any director or officer thereof (in their capacity as such), respectively, that challenges, or would reasonably be expected to have the effect of making illegal, restraining, enjoining or otherwise prohibiting or preventing the transactions contemplated by the Transaction Documents, the Voting Agreements or the Integrated Transaction Documents.

(f)    Each of the Company and its Subsidiaries complies and has complied with the applicable Anti-Corruption Laws and Obligations applicable thereto.

(g)    None of the transactions contemplated hereby will violate (i) any Sanctions, or (ii) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, Public Law 107-56 (October 26, 2001). The Company and its Subsidiaries are in compliance with Sanctions in all material respects. There are no pending or threatened claims or legal actions, or investigations by any Governmental Authority, of or against the Company or any Subsidiary, nor are there any judgments imposed (or threatened to be imposed) upon the Company or any Subsidiary by or before any Governmental Authority, in each case, in connection with any alleged violation of Sanctions. Neither the Purchase Price nor any other proceeds received by the Company hereunder will be used in any dealings or transactions with any Sanctioned Person or in any manner that will result in a violation of Sanctions. The Company has not violated any provision of the U.S. Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act 2010 or similar laws.

5.23    Broker; Fees. Neither the Company nor any of its Subsidiaries has employed any broker or finder, or incurred any liability for any brokerage or finders’ fees or any similar fees or commissions for which the Purchaser will be liable in connection with the execution of the Transaction Documents and the consummation of the transactions contemplated thereby.

5.24    No Manipulation. Neither the Company nor any of its Affiliates has taken any action which is designed to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Shares.

5.25    Listing. The Company is in compliance with the requirements of the NASDAQ for continued listing of the Common Stock thereon and has not received any notification that the NASDAQ is contemplating terminating such listing. The issuance and sale of the Shares hereunder does not contravene the rules of the NASDAQ.

5.26    No Anti-Takeover Provisions. Except as set forth on Schedule 5.26, the Company is not party to any stockholder rights agreement, “poison pill” or similar anti-takeover agreement or plan. No “control share acquisition,” “fair price,” “moratorium,” “business combination” or other anti-takeover Law or any similar provisions in the Charter Documents of the Company is applicable to, or, at each Closing will be applicable to, this Agreement or any other documents related to the transactions contemplated by this Agreement.

5.27    CFIUS. Neither the Company nor any of its Affiliates (i) produces, designs, tests, manufactures, or develops “critical technologies” or (ii) maintains or collects, directly or indirectly, sensitive personal data of U.S. citizens, in each case, within the meaning of section 721 of the Defense Production Act of 1950, as amended, including all implementing regulations thereof administered by the Committee on Foreign Investment in the United States.

5.28    No Material Adverse Effect. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the Closing Date, there has been no event, occurrence or development that has had or that could reasonably be expected to have a Material Adverse Effect.

Section 6.    REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents and warrants to the Company as of the date hereof and each Closing Date (except for representations and warranties that are made as of a specific date, which are made only as of such date), as follows:

6.1    Organization and Qualification. The Purchaser has been duly organized and is validly existing and, except as would not reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect, is in good standing under the laws of its jurisdiction of organization, with the requisite power and authority to own its properties and conduct its business as currently conducted.

6.2    Authorization; Enforcement; Validity. The Purchaser has all necessary corporate, limited liability company or equivalent power and authority to enter into the Transaction Documents and to carry out, or cause to be carried out, its obligations thereunder in accordance with the terms hereof. The execution and delivery by the Purchaser of the Transaction Documents and the performance by the Purchaser of its obligations thereunder have been duly authorized by all requisite action on the part of the Purchaser, and no other action on the part of the Purchaser is necessary to authorize the execution and delivery by the Purchaser of the Transaction Documents or the consummation of the transactions contemplated by the Transaction Documents. The Transaction Documents have been duly executed and delivered by the Purchaser, and assuming due authorization, execution and delivery by the Company, the Transaction Documents constitute the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar Laws now or hereafter in effect relating to creditors’ rights generally and subject to general principles of equity.

6.3    No Conflicts. The execution, delivery, and performance by the Purchaser of the Transaction Documents do not and will not (a) violate any provision of the organizational documents of the Purchaser; (b) conflict with or violate any Law or Order applicable to the Purchaser or any of its respective assets or properties; or (c) violate, conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Purchaser is a party or to which any of its assets or properties are subject, or result in the creation of any Encumbrance on any of its assets or properties, except, in the case of clauses (b) and (c), for any such conflict, violation, breach or default that would not reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect.

6.4    Consents and Approvals. The execution, delivery and performance by the Purchaser of the Transaction Documents do not require the Purchaser to obtain any consent, approval, authorization or other Order of, action by, filing with or notification to, any Governmental Authority or any other Person under any of the terms, conditions or provisions of any Law or Order applicable to the Purchaser or by which any of its assets or properties may be bound, any contract to which the Purchaser is a party or by which the Purchaser may be bound, except for any consent, approval, authorization or other Order of, action by, filing with or notification to, any Governmental Authority or any other Person under any of the terms, conditions or provisions of any Law or Order applicable to the Purchaser that, if not made or obtained, would not reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect with respect to the Purchaser.

6.5    Purchaser Representations.

(a)    The Purchaser is either (A) a qualified institutional buyer as defined in Rule 144A of the Securities Act, (B) an “institutional” accredited investor within the meaning of Rule 501(a)(1), (2), (3), (7) or (8) under the Securities Act, in each case, satisfying the applicable requirements set forth on Schedule II hereto, (C) a non‑U.S. person under Regulation S under the Securities Act, or (D) the foreign equivalent of (A) or (B) above. The Purchaser has completed information in the form of Schedule II hereto following the signature pages hereto and the information contained therein is accurate and complete.

(b)    Any securities of the Company acquired by the Purchaser under the Transaction Documents will have been acquired for investment and not with a view to distribution or resale in violation of the Securities Act.

(c)    The Purchaser acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by the Company or any of its Affiliates, or any of their respective control persons, officers, directors, employees, partners, agents or representatives other than the statements, representations and warranties of the Company expressly contained in this Agreement or in the Company’s and its Subsidiaries’ SEC Reports, in making its investment or decision to purchase the shares of Common Stock hereunder.

6.6    Sufficient Funds. The Purchaser has or will have at each Closing sufficient assets and the financial capacity to perform all of its obligations under the Transaction Documents, including the ability to fully fund the Purchase Price for the applicable Shares at such Closing.

6.7    Reliance on Exemptions. The Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities Laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Common Stock offered hereunder.

6.8    Restricted Securities. The Purchaser understands that the Shares offered hereunder have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act. The Purchaser understands that the Shares are characterized as “restricted securities” under applicable U.S. federal and state securities Laws and that, pursuant to these Laws, the Purchaser must hold the Shares indefinitely unless the resale of the Shares is subsequently registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser understands that no representation has been made as to the availability of any exemption under the Securities Act for the reoffer, resale, pledge or transfer of the Shares offered hereunder.

6.9    Restrictive Legend. The Purchaser understands that any certificates or book entries evidencing the Shares may bear the following or substantially similar legends, reflecting the restricted nature of the Shares which the Purchaser has agreed in the Transaction Documents:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS (I) SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, (II) SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OF SAID ACT, (III) PURSUANT TO ANOTHER APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT, OR (IV) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT IS PROVIDED TO THE COMPANY. THE SECURITIES REPRESENTED HEREBY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.

Purchaser may request that the Company remove any legend from the book-entry position evidencing the Shares following the earliest of such time as such Shares (i) have been or are about to be sold or transferred pursuant to an effective registration statement under the Securities Act, (ii) have been or are about to be sold pursuant to Rule 144 or (iii) are eligible for resale under Rule 144(b)(1) or any successor provision without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 and without volume or manner of sale restrictions applicable to the sale or transfer of such Shares or eligible for resale pursuant to an effective registration statement under the Securities Act. If restrictive legends are no longer required for such Shares pursuant to the foregoing, the Company shall, within two (2) Business Days of any request therefor from Purchaser, deliver to the Transfer Agent, in the case of a request pursuant to clause (i) or clause (ii) of the foregoing sentence, irrevocable instructions that the transfer agent shall make a new, un-legended entry for such book-entry shares or, in the case of a request pursuant to clause (iii) of the foregoing sentence, instructions enabling Purchaser to remove the restrictive legend from such shares in connection with any sale thereof upon Purchaser’s request. The Company shall be responsible for the fees of its Transfer Agent, all DTC fees associated with such issuance, and the cost of any opinion of counsel related thereto.

6.10    Broker; Fees. The Purchaser has not employed any broker or finder or incurred any liability for any brokerage or finders’ fees or any similar fees or commissions in connection with the transactions contemplated by the Transaction Documents for which the Company or any of its Subsidiaries is liable.

6.11    Sanctions. No part of the proceeds used by the Purchaser to fund the Purchase Price for the Shares has been or shall be (A) directly or indirectly derived from, or related to, activity that violates Sanctions, or (B) blocked, or otherwise subject to blocking, under any order, law, or regulation administered or enforced by OFAC.

Section 7.    TERMINATION. This Agreement may be terminated (1) at any time by the mutual written consent of the Purchaser and the Company, (2) by Purchaser by written notice to the Company if the Second Closing has not occurred by the 90th day after the Effective Date, (3) by either Party by written notice to the other if the Third Closing has not occurred by the 180th day after the Effective Date, except in the event that such failure to close results solely from a failure to obtain Stockholder Approval, (4) in the event that Third Closing has not occurred by the 180th day after the Effective Date as a result of the Company’s failure to obtain Stockholder Approval, by the Purchaser by written notice to the Company, and (5) by either the Company or the Purchaser, upon written notice to the other, in the event that any court or other Governmental Authority of competent jurisdiction shall have issued an order, decree, ruling or Law restraining, enjoining or otherwise prohibiting the actions contemplated hereby and such order, decree, ruling or Law shall have become final and nonappealable; provided, that such rights of termination shall not be available to any Party if the failure of such Party to perform or comply with its obligations under this Agreement has been the primary cause of, or has primarily resulted in, the issuance of such order, decree, ruling or action or the failure to complete the applicable Closing by such time. No termination of this Agreement will affect the right of any Party to sue for any breach by the other Party or any fraud arising prior to such termination.

Section 8.    ADDITIONAL COVENANTS.

8.1    Further Assurances. Each Party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other Party may reasonably request to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby; in each case, in accordance with the terms of this Agreement.

8.2    Use of Proceeds. The Company shall use the proceeds from the transactions contemplated by this Agreement for the advancement of natural gas liquefaction and liquefied natural gas export facilities and carbon capture and storage projects, which shall include repayment of conventional indebtedness for borrowed money (including non-convertible bonds, notes or loans) previously incurred for such purposes and general and administrative expenses related to the foregoing.

8.3    Expenses. Except as otherwise provided elsewhere in this Agreement, the Registration Rights Agreement and the Purchaser Rights Agreement, each Party shall bear all of its own expenses in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of its agents, representatives, counsel and accountants.

8.4    No Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the sale of Shares hereunder in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchaser, or that will be integrated with the sale of Shares to the Purchaser for purposes of the rules and regulations of any trading market such that it would require stockholder approval prior to the closing of such other transaction, unless stockholder approval is obtained before the closing of such subsequent transaction.

8.5    Stockholder Approval. As soon as practicable following the Second Closing, the Company shall provide each stockholder entitled to vote at a special meeting of stockholders of the Company (the “Stockholder Meeting”), which Stockholder Meeting shall be promptly called and held no later than 180 days after the Effective Date, a proxy statement meeting the requirements of Section 14 of the Exchange Act (the “Proxy Statement”) soliciting each such stockholder’s affirmative vote at the Stockholder Meeting for the Stockholder Approval, and the Company shall use its reasonable best efforts to solicit the Stockholder Approval and to cause the Board of Directors to recommend to stockholders that they provide the Stockholder Approval. The Company shall use reasonable best efforts to obtain the Stockholder Approval within 180 days of the Effective Date (the “Stockholder Approval Deadline”). The Company shall keep the Purchaser apprised of the status of matters relating to the Proxy Statement and the Stockholder Meeting, including promptly furnishing the Purchaser and its counsel with copies of notices or other communications related to the Proxy Statement, the Stockholder Meeting or the transactions contemplated hereby received by the Company from the SEC or the NASDAQ. If, despite the Company’s reasonable best efforts, Stockholder Approval is not obtained for all matters on our prior to the Stockholder Approval Deadline, the Company shall cause an additional Stockholder Meeting to be held every three months thereafter until such Stockholder Approval is obtained.

8.6    Interim Operating Covenants. From the Effective Date until the Third Closing, except (w) as required or permitted by this Agreement, (x) as required by any applicable Law, judgment or order or as to comply with any notice, directive, guideline or recommendation from a Governmental Authority, (y) in connection with the transactions contemplated by the Integrated Transaction Documents, including the schedules thereto, or (z) as consented to in writing by Purchaser (which consent shall not be unreasonably conditioned, withheld or delayed), the Company shall, and shall cause its Subsidiaries to, use their commercially reasonable efforts to operate their businesses in all material respects in the ordinary course of business and the Company shall not, and shall not permit any of its Subsidiaries to:

a.	amend the Charter Documents of the Company or the Voting Agreements;

b.	authorize or adopt, or publicly propose, a plan or agreement of complete or partial liquidation or dissolution of the Company;

c.

other than the authorization and issuance of the Shares to the Purchaser and the consummation of the other transactions contemplated by this Agreement, issue, sell or grant any shares of its capital stock or other equity or voting interests, or any securities or rights convertible into, exchangeable or exercisable for, or evidencing the right to subscribe for any shares of its capital stock or other equity or voting interests, or any rights, warrants or options to purchase any shares of its capital stock or other equity or voting interests; provided, that the Company may issue or grant shares of Common Stock or other securities in the ordinary course of business (i) under Company stock plans in effect on the Effective Date and described in the SEC Reports and (ii) pursuant to equity awards or obligations outstanding on the Effective Date or granted after the Effective Date in accordance with clause (i) and not otherwise in violation of this Agreement;

d.

establish a record date for, declare, set aside for payment or pay any dividend on, or make any other distribution in respect of, any shares of its capital stock or other equity or voting interests, except for (i) any dividend or distribution by a wholly owned Subsidiary of the Company to the Company or any wholly owned Subsidiary of the Company and (ii) regular PIK Dividends in accordance with the terms of the Company’s outstanding preferred stock;

e.	split, combine, subdivide or reclassify any shares of its capital stock or other equity or voting interests;

f.

assume, guarantee, or issue new indebtedness or make loans, advances or capital contributions in excess of $50.0 million in the aggregate, other than (i) borrowings under the existing credit facilities described in the SEC Reports, (ii) intercompany loans, advances or capital contributions between the Company and any of its Subsidiaries or between any Subsidiaries of the Company, (iii) indebtedness or guarantees thereof incurred in the ordinary course of business and consistent with past practice, (iv) indebtedness or guarantees incurred by Rio Grande LNG, LLC, (v) indebtedness or guarantees, in an aggregate amount (together with any refinancing thereof) of $80.0 million, incurred by a Subsidiary of the Company that is secured by the membership interests of Rio Grande Intermediate Super Holdings, LLC and (vi) indebtedness or guarantees thereof incurred by the Company or its Subsidiaries the net proceeds of which are applied (whether on or after the date on which the indebtedness is incurred) to repurchase, redeem, repay or refinance (including by way of an exchange offer, tender offer or other liability management transaction) indebtedness of the Company or its Subsidiaries existing on the date hereof; provided that the Company shall not, and shall not permit any of its Subsidiaries to, assume, guarantee, or issue new indebtedness that, by its terms, would be convertible into, or exchangeable or exercisable for, or evidencing the right to subscribe for any shares of its capital stock or other equity or voting interests, or any rights, warrants or options to purchase any shares of its capital stock or other equity or voting interests;

g.

redeem, purchase or otherwise acquire any of its outstanding shares of capital stock or other equity or voting interests, or any rights, warrants or options to acquire any shares of its capital stock or other equity or voting interests (other than (i) pursuant to the cashless exercise of equity awards under Company stock plans described in the SEC Reports, (ii) the forfeiture or withholding of taxes with respect to or pursuant to other binding obligations on the date hereof and (iii) cash delivered in lieu of fractional shares in connection with the conversion of the Company’s preferred stock);

h.

make any material change in the Company’s or its Subsidiaries’ financial accounting principles, except as required by changes in GAAP (or any interpretation thereof) or in applicable Law or by any Governmental Authority; or

i.	authorize or enter into any agreement or otherwise make any commitment to do any of the foregoing.

8.7    Regulatory Covenants.

(a)    The Parties will each cooperate reasonably with one another in connection with resolving any inquiry or investigation by any Governmental Authority relating to the transactions contemplated hereby. To the extent permitted under applicable Law and by the applicable Governmental Authorities, the Parties shall (a) provide each other reasonable advance written notice of any meetings or telephone conferences with a Governmental Authority relating to the transactions contemplated hereby, and (b) if permitted by Law, permit each other to attend and participate in those meetings and telephone conferences. Each Party shall (i) provide the other with reasonable opportunity to review and comment on any written submissions, and shall consider comments in good faith, and (ii) keep the other Party reasonably apprised of the status of any communications with, and any inquiries or requests for information from, any Governmental Authority, regardless of whether such other Party declines to participate in any meetings or telephone conferences; provided, that neither Party will be obligated to disclose to the other Party any commercially sensitive or privileged information, and to the extent the Parties agree to share information of this nature, such exchange and review will be limited to the Parties’ outside counsel only. Notwithstanding any provision to the contrary set forth in this Agreement, nothing in this Agreement will require either Party or any of its Affiliates to disclose to the other Party or any of its Affiliates any information that is subject to obligations of confidentiality or non-use owed to third parties.

(b)    Notwithstanding anything to the contrary in this Agreement, the term “reasonable efforts” as used in this Section 8.7 does not require that either Party (a) offer, negotiate, commit to, or effect, by consent decree, hold separate order, trust, or otherwise, the sale, divestiture, license, or other disposition of any capital stock, assets, rights, products or businesses of such Party or any of its Affiliates, (b) agree to any restriction on the activities of such Party or any of its Affiliates, or (c) pay any material amount, or take any other action to prevent, effect the dissolution of, vacate, or lift any decree, order, judgment, injunction, temporary restraining order, or other order in any suit, or proceeding that would otherwise have the effect of preventing or delaying any of the transactions contemplated by this Agreement.

8.8    United States Real Property Holding Corporation. The Company shall use commercially reasonable efforts, within sixty (60) days after the close of each calendar year, to determine if the Company is, or was at any point during such year, a United States real property holding corporation within the meaning of Section 897 of the Code. If the Company determines that it is or was a United States real property holding corporation pursuant to such determination, or otherwise at any time the Company has actual knowledge that the Company has become a United States real property holding corporation, the Company will promptly notify the Purchaser of the same.

8.9    NASDAQ. If, at any time prior to the Third Closing, NASDAQ delivers notice to any of the Parties that the issuance of the Shares to the Purchaser contemplated hereby will violate any NASDAQ rule, the Parties hereby agree and acknowledge that the structure of the investment under this Agreement by the Purchaser and/or the issuance by the Company of the Shares, as applicable, shall be amended in a manner mutually agreeable to the Parties prior to the Third Closing to the extent necessary under the applicable NASDAQ rule; provided, in no event shall such requirement to restructure such investment by Purchaser obligate the Purchaser in any manner whatsoever to agree to any such amendment or revision that would, in Purchaser’s sole discretion, adversely affect or otherwise reduce, diminish or remove (i) any of the economic benefits contemplated by the Transaction Documents or (ii) any rights or privileges contemplated to be bestowed upon or otherwise enjoyed by the Purchaser upon the issuance of Shares to pursuant to this Agreement.

8.10    Action under Voting Agreements. The Company shall take all action required to be taken by it pursuant to the Voting Agreements in accordance with the terms thereof.

Section 9.    INDEMNIFICATION. The Company agrees to indemnify, defend and hold harmless the Indemnified Parties from and against any and all claims, damages, losses, liabilities, actions, suits, proceedings and expenses (including fees and disbursements of external counsel), that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of the Transaction Documents (including as a result of any breach or inaccuracy of any representation, warranty or covenant of the Company therein), or any claim, litigation, investigation, inquiry or proceeding relating to the foregoing, and the Company shall promptly reimburse each Indemnified Party upon demand for reasonable and documented fees and expenses of counsel (which, so long as there are no conflicts among such Indemnified Parties, shall be limited to one law firm serving as counsel for the Indemnified Parties) and other expenses incurred by it in connection with investigating, preparing to defend or defending, or providing evidence in or preparing to serve or serving as a witness with respect to, any lawsuit, investigation, claim or other proceeding relating to the foregoing, except to the extent such claim, damage, loss, liability, or expense results from such Indemnified Party’s bad faith, actual fraud, gross negligence, or willful misconduct. No Indemnified Party shall have any liability (whether direct or indirect, in contract, tort or otherwise) to the Company, for or in connection with the transactions contemplated hereby, except to the extent such liability results from such Indemnified Party’s bad faith, actual fraud, gross negligence or willful misconduct. In no event, however, shall the Company or any Indemnified Party be liable on any theory of liability for any special, indirect, consequential, punitive or exemplary damages. Without the prior written consent of any Indemnified Parties, the Company agrees that it will not enter into any settlement of any lawsuit, claim or other proceeding arising out of this Agreement or the transactions contemplated hereby, unless such settlement (i) includes an explicit and unconditional release from the party bringing such lawsuit, claim or other proceeding of such Indemnified Party and (ii) does not include a statement as to or an admission of fault, culpability, or a failure to act by or on behalf of such Indemnified Party. No Indemnified Party shall be liable for any damages arising from the use by unauthorized persons of any information made available to the Indemnified Parties by or on behalf of the Company or its representatives through electronic, telecommunications or other information transmission systems that is intercepted by such persons. No Indemnified Party shall settle any lawsuit, claim, or other proceeding arising out of this Agreement or the transactions contemplated hereby without the prior written consent of the Company (such consent not to be unreasonably withheld or delayed). Notwithstanding the foregoing, an Indemnified Party shall be entitled to no indemnification by the Company for any claim, damage, loss, liability, or expense incurred by or asserted or awarded against such Indemnified Party for (x) any willful violation of Law by such Indemnified Party, or (y) to the extent that a claim, damage, loss, liability or expense is attributable to a Purchaser’s breach of any of the representations, warranties, covenants or agreements made by the Purchaser in this Agreement.

Section 10.    MISCELLANEOUS.

10.1    Payments. All payments made by or on behalf of the Company or any of their Affiliates to the Purchaser or its assigns, successors or designees pursuant to this Agreement shall be without withholding, set-off, counterclaim or deduction of any kind.

10.2    Arm’s Length Transaction. The Company acknowledges and agrees that (i) each Common Stock Equity Offering and any other transactions described in this Agreement are an arm’s-length commercial transaction between the Parties, (ii) the Purchaser has not assumed nor will it assume an advisory or fiduciary responsibility in the Company’s favor with respect to any of the transactions contemplated by this Agreement or the process leading thereto, and the Purchaser has no obligation to the Company with respect to the transactions contemplated by this Agreement except those obligations expressly set forth in this Agreement or the Transaction Documents to which it is a party, (iii) any advice given by the Purchaser or any of its representatives or agents in connection with each Common Stock Equity Offering or any other transactions described in this Agreement is merely incidental to the Purchaser’s purchase of the Shares, and (iv) the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

10.3    Survival. The representations, warranties, covenants, agreements and obligations of the Parties shall survive the Closings as follows (each such survival period, a “Survival Period”): (i) except for Fundamental Representations and the Tax Representations, the representations and warranties made by each Party in this Agreement shall survive Closings until the expiration of any statute of limitations under applicable Law; (ii) Fundamental Representations shall survive the Closings until the expiration of any statute of limitations under applicable Law; (iii) Tax Representations shall survive the Closings for the full period of all applicable statutes of limitations related thereto (after giving effect to any waiver or extension thereof), and (iv) the covenants, agreements, obligations and other undertakings of the Parties shall survive the Closings until fully performed in accordance with their terms. All liability of the Company with respect to the representations, warranties, covenants, agreements and obligations hereunder shall be extinguished at the end of the applicable Survival Period, except to the extent that notice of an alleged breach of such representations, warranties, covenants, agreements or obligations has been provided before such date; provided that if notice is given prior to the expiration of the applicable Survival Period, the claim with respect to such representation, warranty, covenant, agreement or obligation shall continue until finally resolved.

10.4    No Waiver of Rights. All waivers hereunder must be made in writing and executed by the party against whom enforcement of such waiver is sought, and the failure of any Party at any time to require another Party’s performance of any obligation under this Agreement shall not affect the right subsequently to require performance of that obligation. Any waiver of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision or a waiver or modification of any other provision.

10.5    Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to be given (a) when delivered if personally delivered to the party for whom it is intended, (b) when delivered, if sent by electronic mail (provided that notice shall not be considered given if the sender receives an automatic system-generated response that such e-mail was undeliverable) in during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) three (3) Business Days after having been sent by certified or registered mail, return-receipt requested and postage prepaid, or (d) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt to the respective Parties at the following addresses (or at such other address for any Party as shall be specified by such Party in a notice given in accordance with this Section 10.5).

(a)    If to the Company, to:

NextDecade Corporation

1000 Louisiana Street, Suite 3900

Houston, Texas 77002

Attention:         Vera de Gyarfas, General Counsel

[***]

With a copy (which shall not constitute notice to the Company) to:

Latham & Watkins LLP

811 Main Street, Suite 3700

Houston, Texas 77002

Attention:         Ryan Maierson

[***]

(b)    If to the Purchaser, to the address set forth across from the name of the Purchaser on Exhibit E.

Any of the foregoing addresses may be changed by giving notice of such change in the foregoing manner, except that notices for changes of address shall be effective only upon receipt.

10.6    Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

10.7    Severability. If any term or other provision of this Agreement is invalid, illegal, void, or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect for so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

10.8    Entire Agreement. This Agreement and the agreements and documents, exhibits and schedules referenced herein constitute the entire agreement of the Parties with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, between the Parties with respect to the subject matter hereof, which the parties acknowledge have been merged into such agreements documents, exhibits and schedules.

10.9    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned by either Party (whether by operation of law or otherwise) without the prior written consent of the other Party, provided that Purchaser may transfer or assign all or a portion of its rights and obligations under this Agreement to any Affiliate, provided that Purchaser shall ensure compliance by such Affiliate of its obligations under this Agreement and nothing herein shall relieve Purchaser of liability in respect thereof in the event of any failure by such Affiliate in respect of such obligations. Any transfer that is made in violation of the immediately preceding sentence shall be null and void ab initio, and the Company shall have the right to enforce the voiding of such transfer.

10.10    No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the Parties and their respective successors and permitted assigns and, except as expressly set forth in Section 10, nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever.

10.11    Amendment. This Agreement may not be altered, amended, or modified except by a written instrument executed by or on behalf of the Company and the Purchaser, provided that any rights (but not obligations) of a Party under this Agreement may be waived, in whole or in part, by such Party.

10.12    Governing Law. This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of New York.

10.13    Dispute Resolution.

(a)    In the event of any dispute arising out of, relating to or in connection with this Agreement (a “Dispute”), either Party may provide notice thereof to the other Party (a “Dispute Notice”). In the event of any Dispute, the Parties will meet and negotiate in good faith to resolve the Dispute.

(b)    If the Parties have failed to resolve such Dispute within thirty days after receipt of the Dispute Notice, such Dispute shall be exclusively and definitively resolved in accordance with the Rules of Arbitration of the International Chamber of Commerce (the “ICC Arbitration Rules”) by three (3) arbitrators appointed in accordance with said ICC Arbitration Rules. The Arbitration shall be final and binding upon the Parties.

(c)    Prior to the constitution of the arbitral tribunal, either Party may apply for interim measures of protection (including injunctions, attachments and conservation orders) to any court of competent jurisdiction or to an Emergency Arbitrator as provided (and defined) in the ICC Arbitration Rules. Once constituted, the arbitral tribunal (or in an emergency the presiding arbitrator acting alone if one or more of the other arbitrators is unable to be involved in a timely fashion) shall have exclusive jurisdiction to grant interim measures in appropriate circumstances. Hearings on requests for interim measures may be held in person, by telephone, by video conference or by other means that permit the parties to the Dispute to present evidence and arguments. Unless an arbitration tribunal or a court has ordered otherwise by way of provisional or interim orders, the Parties shall continue to perform their respective obligations under this Agreement pending conclusion of any such arbitration.

(d)    The place of the arbitration will be Houston, Texas.

(e)    The language of the arbitration will be English and the arbitrators’ decision shall be drawn up in English.

10.14    WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY). NO PARTY HERETO OR ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED. EACH OF THE PARTIES HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.14.

10.15    Currency. Unless otherwise specified in this Agreement, all references to currency, monetary values and dollars set forth herein shall mean United States (U.S.) dollars and all payments hereunder shall be made in United States dollars.

10.16    Counterparts. This Agreement may be executed and delivered (including by facsimile or electronic transmission) in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Signatures of the Parties transmitted by electronic mail shall be deemed to be their original signatures for all purposes.

10.17    Remedies. Each Party acknowledges that, in view of the uniqueness of the securities referenced herein and the transactions contemplated by this Agreement, the other Parties would not have an adequate remedy at law for money damages in the event that this Agreement has not been performed in accordance with its terms, and therefore agrees that, in addition to being entitled to exercise all rights granted by Law and under this Agreement, including recovery of damages, the other Parties shall be entitled to specific performance and injunctive or other equitable relief, without the necessity of proving the inadequacy of monetary damages as a remedy.

10.18    Mutual Compliance Certifications and Covenants.

(a)    With respect to the transactions and/or activities covered by the Transaction Documents and the Integrated Transaction Documents, each Party certifies that (i) it has not made, offered or authorized (and undertakes not to make, offer or authorize) any payment, gift, promise or other benefit, directly or knowingly indirectly, to any Person (including its Affiliates and/or the directors and officers of such Party or its Affiliates), for the purposes of bribery, or for the use or benefit of a Public Official, political party or any other Person when such payments, gifts, promises or benefits would be violation of the Anti-Corruption Laws and Obligations and more generally it has not taken any action that would otherwise constitute a violation of the Anti-Corruption Laws and Obligations, (ii) is not, to the best of its knowledge after due inquiry, included, implicated, or involved in any investigation related to the Anti-Corruption Laws and Obligations currently being conducted by any Governmental Authority, and (iii) it has kept accurate financial records that fairly and accurately reflect its financial transactions relating to the activities contemplated in this Agreement and in accordance with the accounting principles applicable to such Party.

(b)    If a Party becomes aware of any investigation or proceedings formally initiated by a public authority and relating to any alleged violation of the applicable Anti-Corruption Laws and Obligations by any of the other Parties or its Affiliates, or one of their directors, officers, employees, or by any of the Company or its Subsidiaries or one of their directors, officers, employees, or by a supplier of such parties or their Affiliates, or by any other third party, in each case in relation to the transactions or activities covered by the Transaction Documents or the Integrated Transaction Documents, such Party shall, as soon as reasonably practicable, notify the other Parties thereof. Such Party shall take reasonable steps to keep the other Parties informed of the progress and status of such investigation or proceedings, unless such Party is unable to disclose information to the other Parties on the grounds that it is deemed to be legally protected.

(c)    None of the Parties is authorized in any way whatsoever to undertake on behalf of another Party any action which may result in recording assets, undertakings or any other transaction inaccurately or inadequately in violation of applicable Anti-Corruption Laws and Obligations, or which may render such Party liable for violations of its obligations under the Anti-Corruption Laws and Obligations.

(d)    In the event that any Party obtains information indicating that an individual holding more than a five percent (5%) direct or indirect ownership interest in such Party or a Controlling interest in such Party, is or has become a Public Official in the United States of America, then such Party shall (i) subject to any Government Rules restricting disclosure of such information, promptly notify the other Parties that such individual is or has become a Public Official, and (ii) take all reasonable efforts to ensure that such individual refrains from participating, in his or her capacity as a Public Official, in any decision on behalf of such Party under this Agreement or the other agreements referenced herein.

(e)    The Parties must perform the Transaction Documents and the Integrated Transaction Documents in compliance with all Sanctions that apply to the Parties. None of the Parties shall be obliged to perform any obligation under the Transaction Documents or the Integrated Transaction Documents if this would not be compliant with, in violation of, inconsistent with, or expose a Party to punitive measures under the Sanctions. In this event, such party (the “Affected Party”) shall, as soon as reasonably practicable give written notice to the other Parties of its inability to perform. Once such notice has been given the Affected Party may either: (i) suspend the performance of the affected obligation under the applicable Transaction Document or Integrated Transaction Documents until the Affected Party may lawfully discharge such obligation or; (ii) terminate the affected Transaction Document or Integrated Transaction Documents where the Affected Party may not lawfully discharge such obligation.

(f)    As of the date hereof, each Party represents and warrants to the other Parties that neither it, nor any of its officers, and the Company further represents and warrants that none of the Company’s Subsidiaries, nor any of their respective officers: (i) have been convicted of any offense involving adverse human rights impacts; and (ii) have been, or is, the subject of any investigation, inquiry or enforcement proceedings by any Governmental Authority regarding any offense or alleged offense of, or in connection with, an adverse human rights impact.

10.19    Rules of Construction. All definitions set forth in this Agreement are deemed applicable whether the words defined are used in this Agreement in the singular or in the plural, and correlative forms of defined terms have corresponding meanings. The term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, annex and exhibit references are to this Agreement unless otherwise specified. Any reference to this Agreement shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, and supplements thereto and thereof, as applicable. Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms.

[No further text appears; signature pages follow]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first above written.

NEXTDECADE CORPORATION

By:	/s/ Matthew Schatzman
Name: Matthew Schatzman
Title: Chief Executive Officer

PURCHASER
GLOBAL LNG NORTH AMERICA CORP.

By:	/s/ Eric Festa
Name: Eric Festa
Title: Director

Exhibit A

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of June 14, 2023, is made and entered into by and among NextDecade Corporation, a Delaware corporation (the “Company”), and Global LNG North America Corp., a Delaware corporation (the “Purchaser”). Capitalized terms used but not otherwise defined in this Agreement shall have the meaning ascribed to such term in the Purchase Agreement (as defined below).

RECITALS:

WHEREAS, reference is made to that certain Common Stock Purchase Agreement, dated as of June 13, 2023 (the “Purchase Agreement”), by and between the Company and the Purchaser;

WHEREAS, pursuant to Section 2 of the Purchase Agreement, the Company will issue Shares (as defined in the Purchase Agreement) to the Purchaser in one or more Closings (as defined in the Purchase Agreement);

WHEREAS, the Company and the Purchaser wish to determine registration rights with respect to the Shares.

NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged,

IT IS AGREED as follows:

Section 1.         DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

“Agreement” shall have the meaning set forth in the introductory paragraph hereof.

“Board” shall mean the Board of Directors of the Company.

“Business Day” shall mean any Monday, Tuesday, Wednesday, Thursday, or Friday that is not a day on which banking institutions in New York, Paris or other applicable places where such act is to occur are authorized or obligated by applicable law, regulation or executive order to close.

“Commission” shall mean the United States Securities and Exchange Commission.

“Common Stock” shall mean the common stock of the Company, par value $0.0001 per share.

“Company” shall have the meaning set forth in the introductory paragraph hereof.

“Controlling Person” shall have the meaning set forth in Section 5(a) of this Agreement.

“Demand Registration” shall have the meaning set forth in Section 2(b)(i) of this Agreement.

“Demand Registration Statement” shall have the meaning set forth in Section 2(b)(i) of this Agreement.

“Depositary” shall mean The Depository Trust Company, or any other depositary appointed by the Company.

“Effectiveness Deadline” shall have the meaning set forth in Section 2(a) of this Agreement.

“End of Suspension Notice” shall have the meaning set forth in Section 3(b) of this Agreement.

“Equity Securities” means (a) any capital stock, partnership, membership, joint venture or other ownership or equity interest, participation or securities in or of any Person (whether voting or non-voting, whether preferred, common or otherwise, and including any stock appreciation, contingent interest or similar right), and (b) any option, warrant, security or other right (including debt securities) directly or indirectly convertible into or exercisable or exchangeable for, or otherwise to acquire directly or indirectly, any stock, interest, participation or security described in clause (a) above.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended (or any corresponding provision of succeeding law), and the rules and regulations thereunder.

“FINRA” shall mean the Financial Industry Regulatory Authority.

“Holder” means the record holder of any Registrable Securities. For the avoidance of doubt, the initial Holder shall be the Purchaser, but subsequently shall include Purchaser and its direct and indirect transferees. As applicable, references to “Holder” shall include the plural thereof.

“Legal Proceeding” shall mean any action, suit, hearing, claim, lawsuit, litigation, investigation (formal or informal), inquiry, arbitration or proceeding (in each case, whether civil, criminal or administrative or at law or in equity) by or before a governmental or legal entity or in the case of arbitration, before any arbitrators.

“Liabilities” shall have the meaning set forth in Section 5(a)(i) of this Agreement.

“Majority” means more than half of the Registrable Securities.

“Minimum Amount” shall have the meaning set forth in Section 2(a)(iii) of this Agreement.

“Person” shall mean any individual, partnership, corporation, limited liability company, joint venture, association, trust, unincorporated organization or other governmental or legal entity.

“Piggyback Registration” shall have the meaning set forth in Section 2(c)(i) of this Agreement.

“Prospectus” means the prospectus or prospectuses included in any Registration Statement (including without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or 430B promulgated under the Securities Act and any free writing prospectus filed pursuant to Rule 433 under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such prospectus or prospectuses.

“Purchase Agreement” shall have the meaning set forth in the Recitals hereof.

“Registrable Securities” shall mean (i) the Shares and (ii) any Equity Securities of the Company or of a successor to the entire business of the Company that are issued in exchange for the Shares; provided, however, that for the purposes of Section 2(a) and Section 2(b) hereof, “Registrable Securities” shall not include any Shares purchased by the Holder in the open market; and provided further that such Registrable Securities shall cease to be Registrable Securities upon the earliest to occur of (a) the date on which a Registration Statement with respect to the sale of such Registrable Securities shall have been declared effective under the Securities Act and such Registrable Securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement, (b) the date on which such Registrable Securities shall have ceased to be outstanding and (c) the date on which such Registrable Securities may be sold pursuant to Rule 144 without restriction (including without application of paragraphs (c), (d), (e), (f) and (h) of Rule 144).

“Registration Expenses” shall mean (a) the fees and disbursements of counsel and independent public accountants for the Company incurred in connection with the Company’s performance of or compliance with this Agreement, including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance, and any premiums and other costs of policies of insurance obtained by the Company against liabilities arising out of the sale of any securities, (b) all registration, filing and stock exchange fees, all fees and expenses of complying with securities or “blue sky” laws, all fees and expenses of custodians, transfer agents and registrars, and all printing expenses, messenger and delivery expenses, (c) expenses relating to any analyst or investor presentations or any “road shows” undertaken in connection with the registration, marketing or selling of the Registrable Securities, (d) fees and expenses in connection with any review by FINRA of the underwriting arrangements or other terms of the offering, and all fees and expenses of any “qualified independent underwriter,” including the reasonable fees and expenses of any counsel thereto, (e) costs of printing and producing any agreements among underwriters, underwriting agreements, any “blue sky” or legal investment memoranda and any selling agreements and other documents in connection with the offering, sale or delivery of the Registrable Securities; provided, however, that “Registration Expenses” shall not include any out-of-pocket expenses of the Holders (other than as set forth in clause (b) above), transfer taxes, underwriting or brokerage commissions or discounts associated with effecting any sales of Registrable Securities that may be offered, which expenses shall be borne by each Holder of Registrable Securities on a pro rata basis with respect to the Registrable Securities so sold.

“Registration Statement” means any registration statement of the Company filed with the Commission under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

“Sale Expenses” shall mean, in connection with any sale pursuant to a Registration Statement under this Agreement, (a) the fees and disbursements of counsel and independent public accountants for the Company incurred in connection with the Company’s performance of or compliance with this Agreement, including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance, and any premiums and other costs of policies of insurance obtained by the Company against liabilities arising out of the sale of any securities, (b) all registration, filing and stock exchange fees, all fees and expenses of complying with securities or “blue sky” laws, all fees and expenses of custodians, transfer agents and registrars, all printing expenses, messenger and delivery expenses, (c) any fees and disbursements of one common counsel retained by a Majority of the Registrable Securities, (d) expenses relating to any analyst or investor presentations or any “road shows” undertaken in connection with the registration, marketing or selling of the Registrable Securities, (e) fees and expenses in connection with any review by FINRA of the underwriting arrangements or other terms of the offering, and all fees and expenses of any “qualified independent underwriter,” including the reasonable fees and expenses of any counsel thereto, (f) costs of printing and producing any agreements among underwriters, underwriting agreements, any “blue sky” or legal investment memoranda and any selling agreements and other documents in connection with the offering, sale or delivery of the Registrable Securities; provided, however, that “Sale Expenses” shall not include any out-of-pocket expenses of the Holders (other than as set forth in clause (b) and (c) above), transfer taxes, underwriting or brokerage commissions or discounts associated with effecting any sales of Registrable Securities that may be offered, which expenses shall be borne by each Holder of Registrable Securities on a pro rata basis with respect to the Registrable Securities so sold.

“Securities Act” shall mean the Securities Act of 1933, as amended (or any corresponding provision of succeeding law), and the rules and regulations thereunder.

“Shares” shall mean shares of Common Stock issued to the Purchaser pursuant to the Purchase Agreement and any other shares of Common Stock held by the Purchaser.

“Shelf Registration Statement” shall have the meaning set forth in Section 2(a)(i) of this Agreement.

“Suspension Event” shall have the meaning set forth in Section 3(b) of this Agreement.

“Suspension Notice” shall have the meaning set forth in Section 3(a) of this Agreement.

“Underwritten Demand Holders” shall have the meaning set forth in Section 2(a)(iii) of this Agreement.

“Underwritten Offering” shall mean a sale of securities of the Company to an underwriter or underwriters for reoffering to the public.

“Withdrawn Demand Registration” shall have the meaning set forth in Section 2(b)(iv) of this Agreement.

Section 2.         SHELF REGISTRATIONS, DEMAND REGISTRATIONS AND PIGGYBACK REGISTRATIONS.

(a)         Shelf Registration.

i.         Filing. The Company shall, within the earlier of (1) ninety (90) calendar days after the Third Closing (as defined in the Purchase Agreement) and (2) one hundred eighty (180) calendar days after the date of this Agreement, file a Registration Statement under the Securities Act to permit the public resale of all the Registrable Securities held by the Holder from time to time as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) (the “Shelf Registration Statement”) on the terms and conditions specified in this Section 2(a) and shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective as soon as practicable after the filing thereof, but in any event no later than the earliest of (i) one hundred twenty (120) calendar days (or one hundred fifty (150) calendar days if the Commission notifies the Company that it will “review” the Shelf Registration Statement) after the Third Closing, (ii) two hundred ten (210) calendar days (or two hundred forty (240) calendar days if the Commission notifies the Company that it will “review” the Shelf Registration Statement) after the date of this Agreement and (iii) the tenth (10th) calendar day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Shelf Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Deadline”). The Shelf Registration Statement filed with the Commission pursuant to this Section 2(a) shall be on Form S-3 or, if Form S-3 is not then available to the Company, on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities, covering such Registrable Securities, and shall contain a prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Shelf Registration Statement. A Shelf Registration Statement filed pursuant to this Section 2(a) shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Holders.  As soon as practicable following the effective date of a Shelf Registration Statement filed pursuant to this Section 2(a), but in any event within three (3) Business Days of such date, the Company shall notify any Holder of the effectiveness of such Registration Statement. When effective, a Shelf Registration Statement filed pursuant to this Section 2(a) (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Shelf Registration Statement, in the light of the circumstances under which such statement is made). In no event shall a Holder be identified as a statutory underwriter in the Shelf Registration Statement unless requested by the Commission; provided that if the Commission requests that such Holder be identified as a statutory underwriter in the Shelf Registration Statement, such Holder will have an opportunity to withdraw from the Shelf Registration Statement. At any time that the Company is a “well-known seasoned issuer” (as defined in Rule 405 under the Securities Act), any Shelf Registration Statement shall be filed as an “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act).

ii.         Continued Effectiveness. The Company shall use its reasonable best efforts to cause the Shelf Registration Statement to remain effective and to be supplemented and amended to the extent necessary to ensure that such Shelf Registration Statement is available or, if not available, that another registration statement is available, for the resale of all the Registrable Securities held by the Holders until the earlier of (A) the date all such Registrable Securities have ceased to be Registrable Securities and (B) the date all such Registrable Securities covered by such Shelf Registration Statement can be sold publicly without restriction or limitation under Rule 144 of the Securities Act (including without application of paragraphs (c), (d), (e), (f) and (h) of Rule 144).

iii.         Underwritten Offering and Selection of Underwriters. If Holders elect to dispose of Registrable Securities under a Shelf Registration Statement or other Registration Statement pursuant to an Underwritten Offering of all or part of such Registrable Securities that are registered by such Shelf Registration Statement or other Registration Statement and reasonably expect aggregate gross proceeds in excess of $40,000,000 (or any lesser amount representing all of the Registrable Securities held by such electing Holders) (the “Minimum Amount”) from such Underwritten Offering (the “Underwritten Demand Holders”), then the Company shall, upon the written demand of such Underwritten Demand Holders, enter into an underwriting agreement in a form as is customary in Underwritten Offerings of securities by the Company with the managing underwriter or underwriters selected by the Underwritten Demand Holders and shall take all such other reasonable actions as are requested by the managing underwriter or underwriters in order to expedite or facilitate the disposition of such Registrable Securities; provided, however, that the Company shall have no obligation to facilitate or participate in more than two (2) Underwritten Offerings in any twelve (12)-month period pursuant to this Section 2(a) or Section 2(b).  In connection with any Underwritten Offering contemplated by this Section 2(a) or Section 2(b), the underwriting agreement into which such Holders and the Company shall enter shall contain such representations, covenants, indemnities and other rights and obligations as are customary in underwritten offerings of securities by the Company. No Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder’s authority to enter into such underwriting agreement and to sell, and its ownership of, the securities being registered on its behalf, its intended method of distribution, the accuracy of information provided by such Holder specifically for use in the Registration Statement or Prospectus, and any other representation required by law; provided, that each Holder other than the Underwritten Demand Holders shall be afforded five (5) Business Days to decide to include in any such Underwritten Offering up to its pro rata share of Registrable Securities based on the percentage of Registrable Securities owned by the Underwritten Demand Holders that are included in such Underwritten Offering; provided further, that to the extent such other Holders wish to include additional Registrable Securities held by such Holders in an Underwritten Offering in excess of their allotted proportion, such other Holders may request, within the same five (5) Business Day notice period outlined above, that the Underwritten Demand Holders consider including such additional shares as Registrable Securities.  Upon receipt of such notice, and subject to Section 2(d)(i), the Underwritten Demand Holders may elect to include or exclude such additional Registrable Securities from the Underwritten Offering in their sole and absolute discretion.

(b)  Demand Registrations.

(i)          Right to Request Registration. So long as the Company does not have an effective Shelf Registration Statement with respect to the Registrable Securities following the Effectiveness Deadline, the Holders of at least fifty percent (50%) of the Registrable Securities then held by all Holders (the “Demand Holders”) may request registration under the Securities Act of all or part of their Registrable Securities with an anticipated aggregate offering price in excess of the Minimum Amount at any time and from time to time (“Demand Registration”).

Within seven (7) Business Days after receipt of any such request for Demand Registration, the Company shall give written notice of such request to each other Holder of Registrable Securities, if any, and shall, subject to the provisions of Section 2(d)(i) hereof, include in such registration up to the pro rata share of Registrable Securities of each such Holder based on the percentage Registrable Securities owned by the Demand Holders that are to be included in the Demand Registration and with respect to which the Company has received written requests for inclusion therein within five (5) Business Days after the receipt of the Company’s notice; provided, that to the extent such other Holders wish to include additional Registrable Securities held by such Holders in the Demand Registration in excess of their allotted proportion, such other Holders may request, within the same five (5) Business Day notice period outlined above, that the Demand Holders consider including such additional shares as Registrable Securities. Upon receipt of such notice, and subject to Section 2(d)(i), the Demand Holders may elect to include or exclude such additional Registrable Securities from the Demand Registration in their sole and absolute discretion. The Company shall use its reasonable best efforts to file with the Commission following receipt of any such request for Demand Registration (but in no event more than thirty (30) calendar days following receipt of such request) one or more registration statements with respect to all such Registrable Securities with respect to which the Company has received written requests for inclusion therein in accordance with this paragraph under the Securities Act (the “Demand Registration Statement”). The Company shall use its reasonable best efforts to cause such Demand Registration Statement to be declared effective by the Commission as soon as practicable after the filing thereof. The Demand Registration Statement shall be on an appropriate form and the Registration Statement and any form of Prospectus included therein (or Prospectus supplement relating thereto) shall reflect the plan of distribution or method of sale as the Demand Holders may from time to time notify the Company. Subject to the foregoing and to Section 2(d)(i), following the receipt by the Company of any request for Demand Registration, all of the Registrable Securities of the Demand Holders shall be included in the Demand Registration Statement without any further action by any Holder. The Demand Holders who have requested a Demand Registration may cause the Company to postpone or withdraw the filing or the effectiveness of such Demand Registration at any time in their sole discretion. In no event shall a Demand Holder be identified as a statutory underwriter in the Demand Registration Statement unless requested by the Commission; provided that if the Commission requests that a Demand Holder be identified as a statutory underwriter in the Demand Registration Statement, such Demand Holder will have an opportunity to withdraw from the Demand Registration Statement.

(ii)         Restrictions on Demand Registrations. The Company shall not be obligated to effect any Demand Registration within ninety (90) calendar days after the effective date of (A) a previous Demand Registration or (B) a previous registration under which any Holder had piggyback rights pursuant to Section 2(c) hereof and in which such Holders were permitted to register, and sold, at least fifty percent (50%) of the Registrable Securities requested to be included therein pursuant to such piggyback rights. In addition, the Company shall not be obligated to effect any Demand Registration after the Company has effected two (2) Demand Registrations in any twelve (12)-month period if all such registrations effected by the Company have been declared and ordered effective.

(iii)         Underwritten Offering and Selection of Underwriters. If the Underwritten Demand Holders elect to dispose of Registrable Securities under a Demand Registration pursuant to an Underwritten Offering, then each other Holder shall be afforded the opportunity to include in any such Underwritten Offering up to its pro rata share of Registrable Securities based on the percentage of Registrable Securities owned by the Underwritten Demand Holders that are included in such Underwritten Offering. If any of the Registrable Securities covered by a Demand Registration hereof are to be sold in an Underwritten Offering, then the Underwritten Demand Holders shall have the right to select the managing underwriter or underwriters to administer any such Underwritten Offering.

(iv) Effective Period of Demand Registrations. After any Demand Registration Statement filed pursuant to this Agreement has become effective, the Company shall use its reasonable best efforts to keep such Demand Registration Statement effective for a period equal to two hundred ten (210) calendar days from the date on which the Commission declares such Demand Registration Statement effective (or if such Demand Registration Statement is not effective during any period within such two hundred ten (210) calendar days, such 180 calendar day period shall be extended by the number of days during such period when such Demand Registration Statement is not effective), or such shorter period that shall terminate when all of the Registrable Securities covered by such Demand Registration Statement have been sold pursuant to such Demand Registration. If the Company shall withdraw or reduce the number of shares of Registrable Securities that is subject to any Demand Registration pursuant to Section 2(d)(i) (a “Withdrawn Demand Registration”), the Demand Holders of the Registrable Securities remaining unsold and originally covered by such Withdrawn Demand Registration shall be entitled to a replacement Demand Registration that (subject to the provisions of this Section 2(b)) the Company shall use its reasonable best efforts to keep effective for a period commencing on the effective date of such Demand Registration and ending on the earlier to occur of the date (i) that is one hundred eighty (180) calendar days from the effective date of such Demand Registration and (ii) on which all of the Registrable Securities covered by such Demand Registration have been sold. Such additional Demand Registration otherwise shall be subject to all of the provisions of this Agreement.

(c) Piggyback Registrations.

(i)         Right to Piggyback. Whenever the Company proposes to register any of its Common Stock under the Securities Act (other than (1) a registration statement on Form S-8 or on Form S-4 or any similar successor forms thereto, or (2) a universal shelf registration statement on Form S-3 or any similar successor form thereto; provided, that the Shelf Registration Statement is effective at the time any such universal shelf registration statement or any amendment or supplement thereto, or any prospectus thereunder, is filed), whether for its own account or for the account of one or more stockholders of the Company, and the registration form to be used may be used for any registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt (but in no event less than ten (10) Business days before the anticipated filing date of such registration statement) written notice to the Holders of its intention to effect such a registration, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method of distribution, and the name of the proposed managing underwriter, if any, in such offering, and (B) offer to the Holders the opportunity to register the same of such number of Registrable Securities as the Holders may request in writing within ten (10) Business Days after receipt of such written notice from the Company. The Company shall, subject to Sections 2(d)(ii) and 2(d)(iii), include in such registration all Registrable Securities with respect to which the Company has received written request for inclusion therein within ten (10) Business Days after the receipt of the Company’s notice. The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion upon reasonable notice to the Holders.

(ii)         Withdrawal. Any Holder may elect to withdraw its request for inclusion of Registrable Securities in any Piggyback Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company (whether on its own determination or as the result of a withdrawal by Persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of the Registration Statement without thereby incurring any liability to the Holders. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the Holders in connection with such Piggyback Registration as provided in Section 8(d).

(iii)         Selection of Underwriters. If any of the Registrable Securities of the Holders covered by a Piggyback Registration hereof are to be sold in an Underwritten Offering, then the Company shall have the right to select the managing underwriter or underwriters to administer any such offering.

(d)          Priority.

(i)         Priority on Shelf and Demand Registrations. If the managing underwriters of a requested Demand Registration or an Underwritten Offering under a Shelf Registration Statement advise the Company in writing that, in their opinion, the number of Registrable Securities requested to be included in such Demand Registration Statement or Shelf Registration Statement exceeds the number that can be sold in such offering and/or that the number of Registrable Securities proposed to be included in any such registration would adversely affect the price per share of the Company’s Equity Securities to be sold in such offering (such maximum number of securities or Registrable Securities, as applicable, the “Maximum Threshold”), the underwriting shall be allocated as follows: (A) first, the shares comprised of Registrable Securities, as to which registration has been requested and is required pursuant to the registration rights hereof, based on the amount of such Registrable Securities initially requested by the Demand Holders, as the case may be, to be registered by such Holders that can be sold without exceeding the Maximum Threshold; (B) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (A), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; and (C) third, to the extent the Maximum Threshold has not been reached under the foregoing clauses (A) and (B), any additional securities as to which registration has been requested by other holders of the Company’s securities and that the Demand Holders or Underwritten Demand Holders, as applicable, in their sole discretion, determine can be sold.

(ii) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the Maximum Threshold, the underwriting shall be allocated as follows: (A) first, the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; and (B) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (A), the shares comprised of Registrable Securities, as to which registration has been requested pursuant to the registration rights hereof, and additional securities as to which registration has been requested by other holders of the Company’s securities, allocated pro rata based on the amount of such Registrable Securities or additional securities requested to be registered by the Holders or such other holders, as applicable, that can be sold without exceeding the Maximum Threshold.

(iii)         Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary offering on behalf of holders of the Company’s securities (other than the Holders) and the managing underwriters advise the Company in writing that in their reasonable opinion the number of securities requested to be included in such registration exceeds the Maximum Threshold, the underwriting shall be allocated as follows: (A) first, the securities that such other holders of the Company’s securities that initiated the secondary offering propose to sell; (B) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (A), the shares comprised of Registrable Securities, as to which registration has been requested pursuant to the registration rights hereof, and additional securities as to which registration has been requested by other holders of the Company’s securities, allocated pro rata based on the amount of such Registrable Securities or additional securities requested to be registered by the Holders or such other holders, as applicable, that can be sold without exceeding the Maximum Threshold.

(iv)         Underwritten Block Trades. Notwithstanding the foregoing, if a Holder wishes to engage in an underwritten block trade off of an effective Shelf Registration Statement, Demand Registration Statement or Piggyback Registration with an anticipated aggregate offering price in excess of $40,000,000, such Holder may notify the Company of the block trade offering at least five (5) Business Days prior to the day such offering is to commence and the Company shall as expeditiously as possible use its reasonable best efforts to facilitate such offering (which may close as early as three (3) Business Days after the date it commences); provided that in the case of such underwritten block trade, only the Holder shall have a right to notice of and to participate in such offering.

Section 3.         BLACK-OUT PERIODS.

(a)         Notwithstanding Section 2, and subject to the provisions of this Section 3, the Company shall be permitted, in limited circumstances, to suspend the use, from time to time, of the Prospectus that is part of a Shelf Registration Statement (and therefore suspend sales of the Registrable Securities under such Shelf Registration Statement), by providing written notice (a “Suspension Notice”, which shall not include material non-public information) to the Holders, for such times as the Company reasonably may determine is necessary and advisable (but in no event for more than an aggregate of ninety (90) calendar days in any rolling twelve (12)-month period commencing on the date of this Agreement or more than forty-five (45) consecutive calendar days, except as a result of a refusal by the Commission to declare any post-effective amendment to the Shelf Registration Statement effective after the Company has used all reasonable best efforts to cause the post-effective amendment to be declared effective by the Commission, in which case, the Company must terminate the black-out period immediately following the effective date of the post-effective amendment) if either of the following events shall occur: (i)  a majority of the Board determines in good faith that (A) the offer or sale of any Registrable Securities would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, corporate reorganization or other material transaction involving the Company, (B) after the advice of counsel, the sale of Registrable Securities pursuant to the Shelf Registration Statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law, and (C) (x) the Company has a bona fide business purpose for preserving the confidentiality of such transaction, (y) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate such transaction, or (z) such transaction renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Shelf Registration Statement (or such filings) to become effective or to promptly amend or supplement the Shelf Registration Statement on a post-effective basis, as applicable; or (ii) a majority of the Board determines in good faith, upon the advice of counsel, that it is in the Company’s best interest or it is required by law, rule or regulation to supplement the Shelf Registration Statement or file a post-effective amendment to the Shelf Registration Statement in order to ensure that the Shelf Registration Statement complies as to form with Securities Act requirements and that the Prospectus included in the Shelf Registration Statement (1) contains the information required under Section 10(a)(3) of the Securities Act; (2) discloses any facts or events arising after the effective date of the Shelf Registration Statement (or of the most recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth therein; or (3) discloses any material information with respect to the plan of distribution that was not disclosed in the Shelf Registration Statement or any material change to such information. Upon the occurrence of any such suspension, the Company shall use its reasonable best efforts to cause the Shelf Registration Statement to become effective or to promptly amend or supplement the Shelf Registration Statement on a post-effective basis or to take such action as is necessary to make resumed use of the Shelf Registration Statement as soon as possible.

(b)         In the case of an event that causes the Company to suspend the use of a Shelf Registration Statement as set forth in paragraph (a) above (a “Suspension Event”), the Company shall give a Suspension Notice to the Holders to suspend sales of the Registrable Securities and such Suspension Notice shall state generally the basis for the notice (but shall not include any material non-public information, other than to the extent that the suspension may constitute material non-public information) and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing and the Company is using its reasonable best efforts and taking all reasonable steps to terminate suspension of the use of the Shelf Registration Statement as promptly as possible. The Holders shall not effect any sales of the Registrable Securities pursuant to such Shelf Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below), it being agreed that a Suspension Notice shall not in and of itself limit a Holder’s ability to sell Registrable Securities in reliance on Securities Act Rule 144. If so directed by the Company, the Holders will deliver to the Company (at the expense of the Company) all copies other than permanent file copies then in the Holder’s possession of the Prospectus covering the Registrable Securities at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of the Registrable Securities pursuant to the Shelf Registration Statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders promptly following the conclusion of any Suspension Event and its effect.

(c)         Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice with respect to any Shelf Registration Statement pursuant to this Section 3, the Company agrees that it shall extend the period of time during which such Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the Holders of the Suspension Notice to and including the date of receipt by the Holders of the End of Suspension Notice and provide copies of the supplemented or amended Prospectus necessary to resume sales, with respect to each Suspension Event; provided that such period of time shall not be extended beyond the date that Common Stock covered by such Shelf Registration Statement are no longer Registrable Securities.

Section 4.         REGISTRATION PROCEDURES.

(a)         In connection with the filing of any Registration Statement or sale of Registrable Securities as provided in this Agreement, the Company shall use its reasonable best efforts to, as expeditiously as reasonably practicable:

i.         prepare and file with the Commission the Registration Statement, within the relevant time period specified in Section 2, on the appropriate form under the Securities Act, which form, subject to Section 2, (1) shall be selected by the Company, (2) shall be available for the registration and sale of the Registrable Securities by the Holders thereof, (3) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the Commission to be filed therewith or incorporated by reference therein, and (4) shall comply in all respects with the requirements of Regulation S-T under the Securities Act, and otherwise comply with its obligations under Section 2 hereof;

ii.         prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period; and cause each Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations thereunder applicable to them with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Holders thereof;

iii.          (1) notify each Holder, at least five (5) Business Days after filing, that a Registration Statement with respect to the Registrable Securities has been filed and advise the Holders that the distribution of Registrable Securities will be made in accordance with any method or combination of methods legally available by the Holders; (2) furnish to the Holders and to each underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as the Holders or underwriter may reasonably request, including financial statements and schedules contained therein, in order to facilitate the public sale or other disposition of the Registrable Securities; and (3) hereby consent to the use of the Prospectus or any amendment or supplement thereto by each Holder of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

iv.         use its reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or “blue sky” laws of such jurisdictions as the Holders and each underwriter of an Underwritten Offering of Registrable Securities shall reasonably request by the time the applicable Registration Statement is declared effective by the Commission, and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holder and such underwriter to consummate the disposition in each such jurisdiction of such Registrable Securities owned by the Holders; provided, however, that the Company shall not be required to (1) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(a)(iv), or (2) take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

v.         promptly notify each Holder of Registrable Securities under a Registration Statement and, if requested by such Holder, confirm such notice in writing promptly at the address determined in accordance with Section 8(f) of this Agreement (1) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (2) of any request by the Commission or any state securities authority for post-effective amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (3) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (4) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects, (5) of the happening of any event or the discovery of any facts during the period a Registration Statement is effective as a result of which such Registration Statement or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or, in the case of the Prospectus, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (which information shall be accompanied by an instruction to suspend the use of the Registration Statement and the Prospectus (such instruction to be provided in the same manner as a Suspension Notice) until the requisite changes have been made, at which time notice of the end of suspension shall be delivered in the same manner as an End of Suspension Notice), (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities, for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (7) of the filing of a post-effective amendment to such Registration Statement;

vi.         furnish the Holders and legal counsel to the Holders, if any, copies of any comment letters relating to the Holders received from the Commission or any other request by the Commission or any state securities authority for amendments or supplements to a Registration Statement and Prospectus or for additional information relating to the Holders;

vii.         make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

viii.         furnish to each Holder of Registrable Securities, and each underwriter, if any, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules contained therein (without documents incorporated therein by reference and all exhibits thereto, unless requested);

ix.         cooperate with the Holders to facilitate the timely preparation and delivery of certificates or book entries representing Registrable Securities to be sold and not bearing any restrictive legends pursuant to Section 6.9 of the Purchase Agreement; and enable such Registrable Securities to be in such denominations and registered in such names as the selling Holders or the underwriters, if any, may reasonably request at least two (2) Business Days prior to the closing of any sale of Registrable Securities, as applicable;

x.         upon the occurrence of any event or the discovery of any facts, as contemplated by Sections 4(a)(v)(5) and 4(a)(v)(6) hereof, as promptly as practicable after the occurrence of such an event, use its reasonable best efforts to prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or will remain so qualified, as applicable. At such time as such public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Company agrees promptly to notify each Holder of such determination and to furnish such Holder such number of copies of the Prospectus as amended or supplemented, as such Holder may reasonably request;

xi.         (a) notify each Holder of its intention to prepare and file with the Commission the Registration Statement and provide each Holder with a draft of the Registration Statement and at least three (3) calendar days therefrom to comment on the Registration Statement and (b) within three (3) calendar days prior to the filing of any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus (except for amendments and supplements that do not alter the information regarding the Holders or affect their ability to sell the Registrable Securities under such Registration Statement or Prospectus), provide copies of such document to the Holders and legal counsel to the Holders, if any, and make representatives of the Company as shall be reasonably requested by the Holders available for discussion of such document;

xii.         enter into agreements (including underwriting agreements) and take all other customary appropriate actions in order to expedite or facilitate the disposition of such Registrable Securities whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

1.         make such representations and warranties to the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar Underwritten Offerings as may be reasonably requested by them;

2.         obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to any managing underwriter(s) and their counsel) addressed to the underwriters, if any, covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by the underwriter(s);

3.         obtain “comfort” letters and updates thereof from the Company’s independent registered public accounting firm (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements are, or are required to be, included in the Registration Statement) addressed to the underwriter(s), if any (to the extent consistent with Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accountants), such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters to underwriters in connection with similar Underwritten Offerings;

4.         enter into a securities sales agreement with the Holders and an agent of the Holders providing for, among other things, the appointment of such agent for the Holders for the purpose of soliciting purchases of Registrable Securities, which agreement shall be in form, substance and scope customary for similar offerings;

5.         if an underwriting agreement is entered into, cause the same to set forth indemnification provisions and procedures substantially equivalent to the indemnification provisions and procedures set forth in Section 5 hereof with respect to the underwriters and all other parties to be indemnified pursuant to said Section or, at the request of any underwriters, in the form customarily provided to such underwriters in similar types of transactions; and

6.         deliver such documents and certificates as may be reasonably requested and as are customarily delivered in similar offerings to the Holders, and the managing underwriters, if any;

xiii.         make available for inspection by any underwriter participating in any disposition pursuant to a Registration Statement, counsel to the Holders and any accountant retained by the Holders, all financial and other records, pertinent corporate documents and properties or assets of the Company reasonably requested by any such Persons, and cause the respective officers, directors, employees, and any other agents of the Company to supply all information reasonably requested by any such representative, underwriter, counsel or accountant in connection with a Registration Statement, and make such representatives of the Company available for discussion of such documents as shall be reasonably requested by the Company; provided, however, that such legal counsel, if any, and the representatives of any underwriters will use its reasonable best efforts, to the extent reasonably practicable, to coordinate the foregoing inspection and information gathering and to not materially disrupt the Company’s business operations;

xiv.         a reasonable time prior to filing any Registration Statement, any Prospectus forming a part thereof, any amendment to such Registration Statement, or amendment or supplement to such Prospectus, provide copies of such document to the underwriter(s) of an Underwritten Offering of Registrable Securities; within five (5) Business Days after the filing of any Registration Statement, provide copies of such Registration Statement to the Holders’ legal counsel; make such changes in any of the foregoing documents prior to the filing thereof, or in the case of changes received from the Holders’ legal counsel by filing an amendment or supplement thereto, as the underwriter or underwriters, or in the case of changes received from the Holders’ legal counsel relating to the Holders or the plan of distribution of Registrable Securities, as the Holders’ legal counsel, reasonably requests; not file any such document in a form to which any underwriter shall not have previously been advised and furnished a copy of or to which the Holders’ legal counsel, if any, on behalf of the Holders, or any underwriter shall reasonably object; not include in any amendment or supplement to such documents any information about the Holders or any change to the plan of distribution of Registrable Securities that would limit the method of distribution of the Registrable Securities unless the Holders’ legal counsel has been advised in advance and has approved such information or change; and make the representatives of the Company available for discussion of such document as shall be reasonably requested by the Holders’ legal counsel, if any, on behalf of the Holders, the Holders’ legal counsel or any underwriter;

xv         use its reasonable best efforts to cause all Registrable Securities to be listed or quoted on any national securities exchange on which the Company’s Common Stock is then listed or quoted;

xvi.         otherwise comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least twelve (12) months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

xvii.         cooperate and assist in any filings required to be made with the FINRA and in the performance of any due diligence investigation by any underwriter and its counsel (including any “qualified independent underwriter” that is required to be retained in accordance with the rules and regulations of the FINRA);

xvii.         if Registrable Securities are to be sold in an Underwritten Offering, to include in the registration statement, or in the case of a Shelf Registration, a Prospectus supplement, to be used all such information as may be reasonably requested by the underwriters for the marketing and sale of such Registrable Securities;

xix.         cause the appropriate officers of the Company to (i) prepare and make presentations at any “road shows” and before analysts and rating agencies, as the case may be, (ii) take other actions to obtain ratings for any Registrable Securities and (iii) use their reasonable best efforts to cooperate as reasonably requested by the underwriters in the offering, marketing or selling of the Registrable Securities.

(b)         The Company may (as a condition to a Holder’s participation in a Shelf Registration, Demand Registration or Piggyback Registration) require each Holder to furnish to the Company such information regarding such Holder and the proposed distribution by such Holder as the Company may from time to time reasonably request in writing.

(c)         Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event or the discovery of any facts of the type described in Section 4(a)(v) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement relating to such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(a)(v) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at the Company’s expense) all copies in such Holder’s possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

Section 5.         INDEMNIFICATION.

(a)         Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder, and its respective officers, directors, partners, employees, representatives, trustees, members, managers, stockholders, affiliates, investment advisors, successors, assigns and agents (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of any such Person, and each Person (a “Controlling Person”), if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any of the foregoing Persons, as follows:

i.         against any and all loss, penalty, liability, claim, damage, judgment, suit, action, other liabilities and expenses whatsoever (“Liabilities”), as incurred, arising out of, based upon or relating to any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (including any final, preliminary or summary Prospectus contained therein or any amendment or supplement thereto) pursuant to which Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or any other disclosure document produced by or on behalf of the Company or any of its subsidiaries including reports and other documents filed under the Exchange Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of, based upon or relating to any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom at such date of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

ii.         against any and all Liabilities, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 5(d) below) any such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld; and

iii.         against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of external counsel chosen by any indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever arising out of or based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

iv.         provided, however, that this Section 5(a) shall not apply to any Liabilities to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto); it being understood that the Company shall not rely upon, and the Holder shall not be responsible for any Liabilities arising out of the Company’s reliance upon, such written information to the extent, but only to the extent, that the Holder has subsequently notified the Company of a material inaccuracy in, or change to, such information.

The indemnity in this Section 5(a) shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any indemnified party and shall survive any transfer of such securities by such Holder. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the offering, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the indemnified parties.

(b)         Indemnification by the Holder. Each Holder severally, but not jointly with any other Holder, agrees to indemnify and hold harmless the Company, and each of their respective officers, directors, partners, employees, representatives, successors, assigns and agents (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title), against any and all Liabilities described in the indemnity contained in Section 5(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in a Registration Statement (or any amendment thereto) or any Prospectus included therein (or any amendment or supplement thereto) in reliance upon and in conformity with written information such Holder furnished to the Company by such Holder expressly for use in the Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto); it being understood that the Company shall not rely upon, and such Holder shall not be responsible for any Liabilities arising out of the Company’s reliance upon, such written information to the extent, but only to the extent, that such Holder has subsequently notified the Company of a material inaccuracy in, or change to, such information; provided, however, that such Holder shall not be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.

(c)         Notices of Claims, etc. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder; provided, however, that failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. Other than in the case of any actual or potential conflict that may arise from a single counsel representing more than one indemnified party, the indemnifying party or parties shall not be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whosoever in respect of which indemnification or contribution could be sought under this Section 5 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)         Indemnification Payments. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 5(a)(ii) effected without its written consent if (i) such settlement is entered into more than forty-five (45) calendar days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty (30) calendar days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(e)         Contribution. If the indemnification provided for in this Section 5 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any Liabilities referred to therein, then each indemnifying party shall contribute to the aggregate amount of such Liabilities incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Holders, on the other hand, in connection with the acts, statements or omissions which resulted in such Liabilities, as well as any other relevant equitable considerations.

The relative fault of the Company on the one hand and the Holders on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5. The aggregate amount of Liabilities incurred by an indemnified party and referred to above in this Section 5 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 5(e), no Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to any such Registration Statement.

No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 5, each Person, if any, who controls the Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Holder, and each director of the Company, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

Section 6.         HOLDBACK AGREEMENT.

(a)         Each Holder agrees that, at any time that such Holder holds 10% or more of the outstanding Common Stock of the Company, such Holder shall not effect any sale, transfer, or other actual or pecuniary transfer (including heading and similar arrangements) of any Registrable Securities or of any other Equity Securities of the Company, or any securities convertible into or exchangeable or exercisable for such stock or securities, during the period beginning seven (7) days prior to, and ending sixty (60) days after (or for such shorter period as to which the managing underwriter(s) may agree) (the “Lock-up”), subject to written notice thereof having been given by the Company to the Holder prior to the beginning of any such period, the date of the underwriting agreement of each Underwritten Offering made pursuant to a Registration Statement other than Registrable Securities sold pursuant to such Underwritten Offering, provided that (i) notwithstanding the foregoing, the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters on any of the Company, the officers, directors or any other affiliate of the Company or any other stockholder of the Company on whom a restriction is imposed or with whom the Company has granted registration rights for any of its Equity Securities; (ii) such Holder shall not be subject to the foregoing restrictions if and to the extent that the managing underwriter(s) agree to waive the restriction set forth in such underwriting agreement for any of the Persons set forth in the immediately preceding clause (i); and (iii) this Section 6(a) shall not apply more than once in any twelve (12) consecutive month period with respect to any Underwritten Offerings in which such Holder is not permitted to participate to the extent of its pro rata holdings of Registrable Securities or other securities requested to be sold in such Underwritten Offerings, so long as such Holder did not reduce or eliminate its participation in any such Underwritten Offerings through their own voluntary decision, provided, however, that any shares of Common Stock of the Holder that are beneficially owned (as defined under Rule 13d-3 promulgated under the Securities Exchange Act of 1934) by a director designated by Holder pursuant to an agreement with the Company, even if the aggregate amount of such shares is less than 10% of the outstanding Common Stock of the Company, will be subject to the Lock-up to the same extent as all other directors of the Company are so subject. Each Holder agrees to enter into any agreements reasonably requested by any managing underwriter reflecting the terms of this Section 6.

(b)         The Company agrees (i) not to effect any public sale or distribution of its Equity Securities (or any securities convertible into or exchangeable or exercisable for such securities) during the seven (7) calendar days prior to and during the sixty (60) calendar day period beginning on the effective date of any underwritten Demand Registration (or for such shorter period as to which the managing underwriter or underwriters may agree), except as part of such Demand Registration or in connection with any employee benefit or similar plan, any dividend reinvestment plan, or a business acquisition or combination and (ii) to use all reasonable efforts to cause each holder of at least five percent (5%) (on a fully diluted basis) of its Equity Securities (or any securities convertible into or exchangeable or exercisable for such securities) which are or may be purchased from the Company at any time after the date of this Agreement (other than in a registered offering) to agree not to effect any sale or distribution of any such securities during such period (except as part of such Underwritten Offering), if otherwise permitted.

Section 7.         TERMINATION.

(a)         Survival. This Agreement and the rights of each Holder hereunder shall terminate upon the date that all of the Registrable Securities cease to be Registrable Securities. Notwithstanding the foregoing, the obligations of the parties under Section 5 of this Agreement shall remain in full force and effect following such time.

Section 8.         MISCELLANEOUS.

(a)         Covenants Relating To Rule 144. For so long as the Company is subject to the reporting requirements of Section 13 or 15 of the Securities Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the Commission thereunder. If the Company ceases to be so required to file such reports, the Company covenants that it will upon the request of any Holder (a) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the Securities Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the Securities Act and it will take such further action as any Holder may reasonably request, and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required, from time to time, to enable such Holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (ii) Rule 144A under the Securities Act, as such rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), a copy of the most recent annual and quarterly report(s) of the Company, and such other reports, documents or stockholder communications of the Company, and take such further actions consistent with this Section 8(a), as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such Registrable Securities without registration.

(b)         Cooperation. The Company shall cooperate with the Holders in any sale and or transfer of Registrable Securities including by means not involving a registration statement.

(c)         No Inconsistent Agreements. The Company has not entered into and the Company will not after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders pursuant to this Agreement or otherwise conflicts with the provisions of this Agreement. The rights granted to the Holders hereunder do not and will not for the term of this Agreement in any way conflict with the rights granted to the holders of the Company’s other issued and outstanding securities under any such agreements.

(d)         Expenses. All Registration Expenses or Sale Expenses of the Holder shall be borne by the Company, whether or not any Registration Statement related thereto becomes effective or other sale takes place.

(e)         Amendments and Waivers. The provisions of this Agreement may be amended or waived at any time only by the written agreement of the Company and the Holders of a Majority of the Registrable Securities. Any waiver, permit, consent or approval of any kind or character on the part of the Holder of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Securities and the Company.

(f)         Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, facsimile, email or any courier guaranteeing overnight delivery: (a) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 8(f); and (b) if to the Company, to NextDecade Corporation, Attention: Vera de Gyarfas (email: vdegyarfas@next-decade.com). All such notices and communications shall be deemed to have been duly given: (i) if personally delivered, at the time delivered by hand; (ii) if by email, on receipt of a read receipt email from the correct address, twenty-four (24) hours from delivery if sent to the correct email address and no notice of delivery failure is received, or on receipt of confirmation of receipt from the recipient; (iii) if mailed, two (2) Business Days after being deposited in the mail, postage prepaid; (iv) if sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), when receipt is acknowledged; and (v) if by courier guaranteeing overnight delivery, on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery.

(g)         Assignments and Transfers by Holders. The provisions of this Agreement shall be binding upon and inure to the benefit of the Holders and their respective successors and assigns. A Holder may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Holder to such person; provided the Company is given written notice of said transfer or assignment promptly after such transfer or assignment is effected, and such person agrees in writing to be bound by all of the provisions contained herein.

(h)         Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Holders of a Majority of the Registrable Securities, provided, however, that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Holders in connection with such transaction unless such securities are otherwise freely tradable by the Holders after giving effect to such transaction.

(i)         Obligations Limited to Parties to Agreement. Each of the parties hereto covenants, agrees and acknowledges that no Person other than the Holders and, except as provided in Section 8(h), the Company shall have any obligation hereunder and that, notwithstanding that one or more of the Holders may be a corporation, partnership or limited liability company, no recourse under this Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or affiliate of any Holder or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise by incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or affiliate of any of the Holders or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or affiliate of any of the foregoing, as such, for any obligations of the Holders under this Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation, except in each case for any transferee or assignee of a Holder hereunder.

(j)         Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. Without limiting the remedies available to the Holders or the Company, each of the Company and each Holder acknowledges that any failure by the Company and the Holder to comply with its obligations under Section 2 hereof, may result in material irreparable injury to the Company or such Holder for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Company or such Holder may obtain such relief as may be required to specifically enforce the Company’s obligations under Section 2 hereof and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(k)         Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(l)         Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(m)         GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF NEW YORK REGARDLESS OF THE LAW THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

(n)         Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(o)         WAIVER OF JURY TRIAL. THE UNDERSIGNED UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS AGREEMENT. IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, THE UNDERSIGNED SHALL NOT ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT. FURTHERMORE, THE UNDERSIGNED SHALL NOT SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.

(p)         Dispute Resolutions.

i.         In the event of any dispute arising out of, relating to or in connection with this Agreement (a “Dispute”), either Party may provide notice thereof to the other Party (a “Dispute Notice”). In the event of any Dispute, the Parties will meet and negotiate in good faith to resolve the Dispute.

ii.         If the Parties have failed to resolve such Dispute within thirty days after receipt of the Dispute Notice, such Dispute shall be exclusively and definitively resolved in accordance with the Rules of Arbitration of the International Chamber of Commerce (the “ICC Arbitration Rules”) by three (3) arbitrators appointed in accordance with said ICC Arbitration Rules. The Arbitration shall be final and binding upon the Parties.

iii.         Prior to the constitution of the arbitral tribunal, either Party may apply for interim measures of protection (including injunctions, attachments and conservation orders) to any court of competent jurisdiction or to an Emergency Arbitrator as provided (and defined) in the ICC Arbitration Rules. Once constituted, the arbitral tribunal (or in an emergency the presiding arbitrator acting alone if one or more of the other arbitrators is unable to be involved in a timely fashion) shall have exclusive jurisdiction to grant interim measures in appropriate circumstances. Hearings on requests for interim measures may be held in person, by telephone, by video conference or by other means that permit the parties to the Dispute to present evidence and arguments. Unless an arbitration tribunal or a court has ordered otherwise by way of provisional or interim orders, the Parties shall continue to perform their respective obligations under this Agreement pending conclusion of any such arbitration.

iv.         The place of the arbitration will be Houston, Texas.

v.         The language of the arbitration will be English and the arbitrators’ decision shall be drawn up in English.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

NEXTDECADE CORPORATION

By: ________________________

Name:

Title:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

PURCHASER Global LNG North America Corp., a Delaware corporation

By:
Name: Title:

Exhibit B

PURCHASER RIGHTS AGREEMENT

This PURCHASER RIGHTS AGREEMENT (this “Agreement”), dated as of June 14, 2023, is entered into by and between NEXTDECADE CORPORATION, a Delaware corporation (the “Company”), and GLOBAL LNG NORTH AMERICA CORP., a Delaware corporation (the “Purchaser”). Each of the Company and the Purchaser are referred to herein as a “Party” and collectively as the “Parties.”

STATEMENT OF PURPOSE

WHEREAS, the Purchaser, or one of its Affiliates, as applicable, has agreed to purchase (i) shares of the Company’s Common Stock, subject to the terms and conditions of the Common Stock Purchase Agreement and (ii) volumes of liquefied natural gas from an Affiliate of the Company, subject to the terms and conditions of the LNG SPA (clauses (i)-(ii) referred to collectively as the “Transaction”); and

WHEREAS, in connection with the consummation of the Transaction on the date hereof, the Purchaser is receiving the rights set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Section 1.         DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person, provided that with respect to Purchaser, Affiliates exclude (i) the Company and its Subsidiaries and (ii) any “investee companies” in which Purchaser and its other Affiliates (A) have an aggregate investment of less than fifty percent (50%) of the voting equity securities of such investee company and (B) do not otherwise directly or indirectly serve as general partner or managing member of such entity or have the power to appoint a majority of the voting power of the board of directors or equivalent governing body of such entity, so long as such investee company has not received from Purchaser any confidential information regarding the Company or its Subsidiaries obtained by Purchaser in its capacity as Purchaser.

“Affiliate Indemnitors” has the meaning set forth in Section 4.11 of this Agreement.

“Agreement” has the meaning assigned to it in the preamble hereto.

“Board” means the board of directors of the Company.

“Board Indemnitee” has the meaning set forth in Section 4.11 of this Agreement.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by Law to be closed in the City of New York and Paris.

“CCS Consideration Period” has the meaning set forth in Section 2.3 of this Agreement.

“CCS Initial Information Package” has the meaning set forth in Section 2.2 of this Agreement.

“CCS Intended Signing Date” has the meaning set forth in Section 2.3 of this Agreement.

“CCS Notice” has the meaning set forth in Section 2.3 of this Agreement.

“CCS Participation” has the meaning set forth in Section 2.1 of this Agreement.

“Charter Documents” means, with respect to any Person, the articles of incorporation, certificate of incorporation, charter, by-laws, articles of formation, certificate of formation, operating agreement, partnership agreement, certificate of limited partnership or similar organizational document, including any amendments thereto or restatements thereof as in effect on the date hereof.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, $0.0001 par value.

“Common Stock Equivalents” shall mean any options, warrants or other securities or rights convertible into or exercisable or exchangeable for, whether directly or following conversion into or exercise or exchange for other options, warrants or other securities or rights, shares of Common Stock, other than any rights issued to directors, officers, employees, advisors, consultants or other agents of the Company in connection with their service as directors of the Company or their employment by the Company, in each case, pursuant to the Company’s incentive plans or other employee or director compensation plans.

“Common Stock Purchase Agreement” means that certain Common Stock Purchase Agreement, dated as of June 13, 2023, by and between the Company and the Purchaser.

“Company” has the meaning assigned to it in the preamble hereto.

“Designated Director” has the meaning set forth in Section 4.1 of this Agreement.

“EPC” means engineering, procurement, and construction.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder, or any successor statute.

“FERC” means the Federal Energy Regulatory Commission.

“FERC Authorization” means the authorization originally issued by FERC in its Order in Docket Nos. CP16-454 and CP16-455-000 on November 22, 2019, with rehearing subsequently denied, and remanded by the Court of Appeals, and resulting in the Order on Remand issued by FERC on April 21, 2023, as well as those certain design modifications approved by FERC in 2020 and 2021, as such FERC orders may be amended, supplemented, clarified, restated, reissued, or otherwise modified from time to time by FERC.

“Governmental Authority” means any federal, national, supranational, foreign, state, provincial, local, county, municipal or other government, any governmental, regulatory or administrative authority, agency, department, bureau, board, commission or official or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority, or any court, tribunal, judicial or arbitral body, or any Self-Regulatory Organization.

“Indemnification Obligations” has the meaning set forth in Section 4.11 of this Agreement.

“Law” means any federal, national, supranational, foreign, state, provincial, local, county, municipal or similar statute, law, common law, guideline, policy, ordinance, regulation, rule, code, constitution, treaty, requirement, judgment or judicial or administrative doctrines enacted, promulgated, issued, enforced or entered by any Governmental Authority.

“LNG” means liquefied natural gas.

“LNG SPA” means that certain LNG Sales and Purchase Agreement, by and between Rio Grande LNG, LLC and TotalEnergies Gas & Power North America, Inc.

“MAC Production Capacity” means the minimum LNG production capacity of the relevant liquefaction train that the EPC contractor is required to achieve under the relevant EPC contract irrespective of the payment of liquidated damages for performance or other amounts.

“NASDAQ” means The Nasdaq Stock Market LLC.

“New Securities” shall mean any shares of Common Stock or Common Stock Equivalents, except for (a) shares of Common Stock or Common Stock Equivalents that are issued to directors, officers, employees, advisors, consultants or other agents of the Company in connection with their service as directors of the Company or their employment by the Company, in each case, pursuant to the Company’s incentive plans or other employee or director compensation plans; (b) shares of Common Stock or Common Stock Equivalents that are issued on a pro rata basis as a dividend or other distribution on outstanding securities of the Company; (c) shares of Common Stock or Common Stock Equivalents that are issued by reason of a stock split, split-up or other reorganization or recapitalization of the Company; (d) shares of Common Stock or Common Stock Equivalents issued as acquisition consideration pursuant to the acquisition of another Person by the Company by merger, purchase of substantially all of the assets or other reorganization or to a joint venture agreement; (e) shares issued to the Purchaser pursuant to the Common Stock Purchase Agreement and (f) the Preemptive Right Shares.

“Ownership Percentage” means the Common Stock owned by the Purchaser and its Affiliates, divided by the issued and outstanding Common Stock of the Company, in each case assuming the conversion of all Common Stock Equivalents other than the Company’s warrants to purchase Common Stock outstanding on the date hereof.

“Party” or “Parties” has the meaning assigned to it in the preamble hereto.

“Person” means any individual, partnership, firm, corporation, limited liability company, association, joint venture, trust, Governmental Authority, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

“Phase 1” means the first three liquefaction trains of the Rio Grande Facility to begin construction, associated natural gas pretreatment facilities and the common facilities required for three-train operations, including two LNG storage tanks, two jetties and ship loading facilities, and associated infrastructure and facilities.

“Preemptive Right Notice” has the meaning set forth in Section 6.2.

“Preemptive Right Offering” has the meaning set forth in Section 6.1.

“Preemptive Right Shares” has the meaning set forth in Section 6.1.

“Pricing Condition” means, with respect to the applicable Preemptive Right Offering, that the price per share of Common Stock (or, in the case of a Common Stock Equivalent, the applicable conversion price, exercise price or exchange price for or into Common Stock) to be paid by the purchaser(s) in such Preemptive Right Offering (measured as of the time that the Purchaser receives the Preemptive Right Notice with respect to such Preemptive Right Offering) is equal to or greater than 110% of the weighted-average price per share of Common Stock paid by the Purchaser for the shares of the Company’s Common Stock purchased pursuant to the Common Stock Purchase Agreement at the Closings (as defined in the Common Stock Purchase Agreement).

“Principal Market” means The Nasdaq Stock Market LLC (or any nationally recognized successor thereto), or any other national securities exchange other than The Nasdaq Stock Market LLC in the event that the Company’s Common Stock is listed on such other exchange.

“Purchaser” has the meaning assigned to it in the preamble hereto.

“Resignation Event” means that the Designated Director, as determined by the Board in good faith following compliance with the procedures set forth below in this definition when applicable, (A) is prohibited or disqualified from serving as a director of the Company under any rule or regulation of the Commission, a Self-Regulatory Organization or by applicable Law; (B) has engaged in acts or omissions constituting a breach of the Designated Director’s duty of loyalty to the Company or its stockholders, following a good faith determination by the Board after consultation with independent Delaware counsel; (C) has engaged in acts or omissions which involve intentional criminal misconduct or an intentional violation of Law; (D) has engaged in any transaction involving the Company from which the Designated Director derived an improper personal benefit, following a good faith determination by the Board after consultation with independent Delaware counsel. Prior to making a determination that any Resignation Event described in the preceding definition has occurred, the Board shall provide the Designated Director with proper notice of a meeting of the Board to discuss and, if applicable, to dispute the proposed determination. At such duly called and held Board meeting, the Board shall provide the Designated Director with an opportunity to be heard and to present information relevant to the Board’s determination. The Board may make a determination that a Resignation Event has occurred only following its consideration in good faith of any such information presented by the Designated Director.

“Rio Grande CCS Project” means any carbon capture and storage project deployed at or in connection with the Rio Grande Facility as authorized by FERC under the FERC Authorization.

“Rio Grande Facility” means the multi-train natural gas liquefaction and LNG export facility to be located at the Port of Brownsville, Texas.

“Self-Regulatory Organization” means any securities exchange, futures exchange, contract market, any other exchange or corporation or similar self-regulatory body or organization applicable to a Party to this Agreement.

“Subsidiary” means, with respect to any Person, any other Person of which the first Person owns, directly or indirectly, securities or other ownership interests having voting power to elect a majority of the board of directors or other Persons performing similar functions for such Person (or, if there are no such voting interests, more than 50% of the equity interests allowing for effective control of the second Person).

“Termination Event” means the occurrence, at any time following the first time at which Purchaser is entitled to designate a Designated Director, of the Purchaser and its Affiliates ceasing to continue to beneficially own Common Stock representing at least five percent (5%) of the aggregate outstanding Common Stock of the Company.

“Train 4 Consideration Period” has the meaning set forth in Section 5.1.

“Train 4 Initial Information Package” has the meaning set forth in Section 5.1.

“Train 4 Intended Signing Date” has the meaning set forth in Section 5.1.

“Train 4 Notice” has the meaning set forth in Section 5.1.

“Train 4 Option” has the meaning set forth in Section 3.1.

“Train 4 Option Date” has the meaning set forth in Section 3.1.

“Train 4 Participation” has the meaning set forth in Section 5.1.

“Train 4 Project” has the meaning set forth in Section 5.1.

“Train 5 Consideration Period” has the meaning set forth in Section 5.2.

“Train 5 Initial Information Package” has the meaning set forth in Section 5.2.

“Train 5 Intended Signing Date” has the meaning set forth in Section 5.2.

“Train 5 Notice” has the meaning set forth in Section 5.2.

“Train 5 Option” has the meaning set forth in Section 3.2.

“Train 5 Option Date” has the meaning set forth in Section 3.2.

“Train 5 Participation” has the meaning set forth in Section 5.2.

“Train 5 Project” has the meaning set forth in Section 5.2.

“Transaction” has the meaning assigned to it in the Statement of Purpose.

Section 2.         CCS EQUITY PARTICIPATION RIGHT.

2.1         The Purchaser shall have a right, but not the obligation, to participate in the funding of the equity capital required to take a final investment decision on a Rio Grande CCS Project (excluding any Rio Grande CCS Project related to the Train 4 Project or the Train 5 Project) in a proportionate amount equal to the Purchaser’s percentage of equity interests in Rio Grande LNG Intermediate Holdings LLC (which shall indirectly own the assets and properties comprising Phase 1), in exchange for a corresponding common equity ownership in such Rio Grande CCS Project (such investment, the “CCS Participation”).

2.2         If the Company proposes to consummate an equity investment, either funded by the Company or with third-party capital, that would enable the Company to take a final investment decision on such Rio Grande CCS Project, then the Company shall provide an information package (the “CCS Initial Information Package”) to the Purchaser, upon the earliest of: (i) the execution of an EPC agreement in respect of such Rio Grande CCS Project, (ii) execution of a definitive agreement for the offtake of 50% or more of expected annual CO2 volumes to be captured and stored by such Rio Grande CCS Project or (iii) the date that is 75 days prior to the CCS Intended Signing Date (as defined below). The CCS Initial Information Package shall contain a summary of the relevant commercial terms of the applicable agreement(s), the projected cash flows from remaining commercial arrangements, reasonably detailed financing assumptions and a preliminary description of the capital structuring of the proposed investment; provided, that, in each case, the Company may withhold or redact any information that is competitively sensitive.

2.3         Upon the execution of an EPC contract and definitive agreements for the offtake of at least 80% of the offtake volumes needed for financing such Rio Grande CCS Project, the Company will provide notice to Purchaser (a “CCS Notice”) sixty days prior to the intended signing date (the “CCS Intended Signing Date”). The CCS Notice will contain at, a minimum, a summary of investment terms, a structure diagram, a summary of commercial and EPC arrangements, projected financials, and draft transaction documents. During the period between the delivery of the CCS Notice and the CCS Intended Signing Date (the “CCS Consideration Period”), the Purchaser will be entitled to receive all information reasonably requested and not competitively sensitive to evaluate the investment.

2.4         No later than 21 days prior to the end of the CCS Consideration Period, the Company will provide proposed final transaction documents to the Purchaser and endeavor in good faith to negotiate and agree to definitive agreements during such 21-day negotiation period. The Purchaser has the right to participate by executing equity documentation with governance, information and audit rights consistent with Phase 1 in all material respects. The CCS Consideration Period may be extended on a day-by-day basis to the extent that (i) the CCS Initial Information Package has not been submitted fifteen days before the CCS Notice, or (ii) the final transaction documents are not provided 21 days prior to the CCS Intended Signing Date.

2.5         If the Purchaser does not exercise its right to make the CCS Participation, then the Company shall be free to consummate the investment referred to in the CCS Notice; provided, that in the event that the investment described in the CCS Notice is not completed within six (6) months of the date on which the CCS Notice was given, then the Company shall not consummate any such investment in such Rio Grande CCS Project without complying anew with the procedures described in this Section 2. A failure by the Purchaser to respond within the CCS Consideration Period shall be deemed to constitute a decision by the Purchaser not to exercise its right to make the CCS Participation.

Section 3.         LNG SPA OPTIONS

3.1          The Purchaser shall have the right, but not the obligation, to purchase one and a half (1.5) million metric tonnes per annum of LNG for twenty (20) years (the “Train 4 Option”) to be supplied from the fourth liquefaction train of the Rio Grande Facility, subject to the provisions of this Section 3.1. The Purchaser may exercise the Train 4 Option by executing a sale and purchase agreement with the Company or its Affiliates incorporating the terms set forth on Exhibit A. The Train 4 Option may be exercised at any time prior to the date that is thirty (30) calendar days following the execution by the Company or its Affiliates of sale and purchase agreements in respect of at least two (2) million metric tonnes per annum of LNG to be supplied from the fourth liquefaction train of the Rio Grande Facility (the “Train 4 Option Date”). If the Purchaser does not exercise the Train 4 Option by the Train 4 Option Date, the Company and its Affiliates shall have no obligation to offer or deliver, and the Purchaser shall have no obligation to take, the volume of LNG provided for by the Train 4 Option.

3.2         The Purchaser shall have the right, but not the obligation, to purchase one and a half (1.5) million metric tonnes per annum of LNG for twenty (20) years (the “Train 5 Option”) to be supplied from the fifth liquefaction train of the Rio Grande Facility, subject to the provisions of this Section 3.2. The Purchaser may exercise the Train 5 Option by executing a sale and purchase agreement with the Company or its Affiliates incorporating the terms set forth on Exhibit A. The Train 5 Option may be exercised at any time prior to the date that is thirty (30) calendar days following the execution by the Company or its Affiliates of sale and purchase agreements in respect of at least two (2) million metric tonnes per annum of LNG to be supplied from the fifth liquefaction train of the Rio Grande Facility (the “Train 5 Option Date”). If the Purchaser does not exercise the Train 5 Option by the Train 5 Option Date, the Company and its Affiliates shall have no obligation to offer or deliver, and the Purchaser shall have no obligation to take, the volume of LNG provided for by the Train 5 Option.

Section 4.         DESIGNATED DIRECTOR

4.1         Upon receipt of notice from Purchaser following the earliest of (i) ninety (90) days after the consummation of the First Closing (as defined therein) contemplated by the Common Stock Purchase Agreement; (ii) the date of termination of the EPC agreements in respect of Phase I with Bechtel Energy Inc. (if in the case of this clause (i) and (ii) only if an FID Event (as defined in the Common Stock Purchase Agreement) has not occurred); or (iii) the consummation of the Second Closing (as defined therein) contemplated by the Common Stock Purchase Agreement, if the Purchaser does not have a Designated Director at such time, the Board shall increase the number of natural persons that constitute the whole Board by one (1) person and fill such vacancy created by virtue of such increase in the size of the Board with an individual designated by the Purchaser (the “Designated Director”). Notwithstanding the foregoing, the Company shall have no obligation to appoint the Designated Director in the event NASDAQ objects to the appointment of the Designated Director with respect to clauses (i) and (ii) above. In the event NASDAQ objects to the appointment of the Designated Director with respect to clauses (i) and (ii) above, Purchaser shall be entitled to designate an individual to attend meetings of the Board as an observer until such time that a Designated Director may be appointed in accordance with the terms of this Agreement and NASDAQ requirements. In addition, following the occurrence of a Termination Event at such time as the Purchaser has a right to designate a Designated Director, Purchaser shall be entitled to designate an individual to attend meetings of the Board as an observer. Any such observer may attend Board meetings and receive all information distributed or circulated to the Board but will not have the right to vote at any meeting of the Board, and the presence of such observer shall not count towards forming a quorum at any meeting of the Board. The Purchaser’s right to designate an observer set forth in this Section 4.1 shall survive for so for so long as the Purchaser and its Affiliates continue to beneficially own at least two percent (2%) of the aggregate outstanding Common Stock of the Company.

4.2         The Designated Director shall, in the reasonable judgment of the Nominating and Corporate Governance Committee of the Board, (i) have the requisite skill and experience to serve as a director of a publicly traded company, (ii) not be prohibited or disqualified from serving as a director of the Company pursuant to any rule or regulation of the Commission, any Self-Regulatory Organization, or by applicable Law, or be subject to any “Bad Actor” disqualification set forth in Rule 506(d) under the Securities Act of 1933, as amended, and (iii) otherwise be reasonably acceptable to the Company.  The Purchaser and the Designated Director agree to provide the Company with accurate and complete information relating to the Purchaser and the Designated Director that may be required to be disclosed by Company under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, or the Exchange Act, and the rules and regulations promulgated thereunder.  In addition, at the Company’s request, the Purchaser shall cause the Designated Director to complete and execute the Company’s standard Director and Officer Questionnaire prior to being admitted to the Board or standing for reelection at an annual meeting of stockholders or at such other time as may be requested by the Company.

4.3         Notwithstanding whether the Purchaser then has a Designated Director, after the First Closing (as defined therein) and until the Second Closing (as defined therein) contemplated by the Common Stock Purchase Agreement, the Company shall keep the Purchaser reasonably informed, on a prompt basis (and, in any event, within five days after knowledge of the applicable developments by an executive officer of the Company), of any material developments with respect to a FID Event (as defined in the Common Stock Purchase Agreement) (including any change to the economic terms thereof or other material changes thereto, and including by providing copies of any revised or new documents evidencing or delivered in connection therewith).

4.4         Until the applicable Termination Event, and subject to the conditions of Section 4.2, the Company shall nominate such Designated Director for re-election to the Board at each annual meeting of stockholders at which the Designated Director is up for re-election.  The Designated Director will hold office until his or her respective term expires in accordance with the bylaws of the Company and such Designated Director’s successor has been duly elected and qualified or until such Designated Director’s earlier death, resignation or removal.

4.5         Prior to an applicable Termination Event:

(i)         in connection with any meeting of stockholders at which directors are to be elected (or in any written consent for election of directors), and subject to the conditions of Section 4.2, the Board shall unanimously recommend that the stockholders of the Company vote “FOR” the election of such Designated Director and shall use all commercially reasonable efforts to cause the election of such Designated Director to the Board, including soliciting proxies in favor of his or her election;

(ii)         any Designated Director may be removed by the Purchaser at any time in the Purchaser’s sole discretion, and any vacancy created by such removal shall be filled by the Board with an individual designated by the Purchaser who, subject to the conditions of Section 4.2, shall become a Designated Director;

(iii)         upon written notice from the Company to the Purchaser that a Resignation Event has occurred, which notice shall set forth in reasonable detail the facts and circumstances constituting the Resignation Event, the Purchaser will cause the Designated Director then serving as a member of the Board to resign as a member of the Board within two (2) Business Days of such written notice, and any vacancy created by such resignation shall be filled by the Board with an individual designated by the Purchaser who, subject to the conditions of Section 4.2, shall become the Designated Director; and

(iv)         in the event that a vacancy is otherwise created at any time by death, disability, retirement, resignation or removal, the vacancy created thereby shall be filled by the Board with an individual designated by the Purchaser who, subject to the conditions of Section 4.2, shall become a Designated Director.

4.6         Any action by the Purchaser to designate or replace a Designated Director shall be evidenced in writing furnished to the Company and shall be signed by or on behalf of the Purchaser.

4.7         Prior to designating a Designated Director, the Purchaser shall enter into a written agreement with such Designated Director whereby such Designated Director agrees to resign as a member of the Board upon a Resignation Event. The Purchaser acknowledges and agrees that such an agreement is in the best interest of the Company and the Purchaser, and that the Company shall be a third party beneficiary of the terms and conditions of such an agreement, and the Company shall have the right to enforce such an agreement to the same extent as the parties thereto.

4.8         The Company shall not take any action that would lessen, restrict, prevent or otherwise have an adverse effect upon the foregoing rights of the Purchaser to Board representation; provided, however, that the Company shall not be prohibited from taking such action that the Board determines may be necessary to (i) comply with any rule or regulation of the Commission or any Self-Regulatory Organization or (ii) comply with applicable Law.

4.9         The Company acknowledges that Designated Director may, subject to such Designated Director’s fiduciary duties and Purchaser’s obligation to maintain the confidentiality thereof, provide confidential information to Purchaser, provided that the Company may identify specific materials to the Designated Director which Designated Director shall not provide to Purchaser if Company determines, in its reasonable judgment, that providing such materials to Purchaser would reasonably be expected to (i) result in the disclosure of trade secrets or competitively sensitive information, (ii) violate applicable Law, an applicable judgment, order or a contract or obligation of confidentiality owing to a third party, (iii) jeopardize the protection of an attorney-client privilege, attorney work product protection or other legal privilege, after receiving reasonable advice from counsel (including internal counsel) with respect to such matter (provided, however, that the Company shall use reasonable efforts to provide alternative, redacted or substitute documents or information in a manner that would not result in the loss of the ability to assert attorney-client privilege, attorney work product protection or other legal privileges), or (iv) expose the Company to risk of liability for disclosure of personal information (provided, however, that the Company shall use its commercially reasonable efforts to provide such information in a manner that would not expose the Company to such risk). For the avoidance of doubt nothing in the foregoing sentence shall restrict the Designated Director’s right to receive full access to such materials.

4.10         The Company shall reimburse the Designated Director (or the employer of such Designated Director, if applicable) for all reasonable travel and other reasonable and documented out-of-pocket expenses related to his or her role as such and relating to the performance of his or her duties on the Board, as applicable, on the same terms as other members of the Board. At any time that the Designated Director has been elected as a member of the Board, the Company agrees to have in effect, at the expense of the Company, a director and officer liability insurance policy for the benefit of the Company and such Designated Director to the same extent as the Company provides such insurance covering the other members of the Board.

4.11         The Company hereby acknowledges that, in addition to the rights provided to the Designated Director pursuant to the Company’s Charter Documents and any indemnification agreements that the Designated Director may enter into with the Company from time to time (collectively, the “Indemnification Obligations”) (as beneficiaries of such rights the Designated Director is herein referred to as a “Board Indemnitee”), the Board Indemnitees may have certain rights to indemnification and/or advancement of expenses provided by, and/or insurance obtained by, the Purchaser or its Affiliates, whether now or in the future (collectively, the “Affiliate Indemnitors”). Notwithstanding anything to the contrary in any of the Indemnification Obligations or this Agreement, the Company hereby agrees that, with respect to its indemnification and advancement obligations to the Designated Director under the Indemnification Obligations, the Company (i) is the indemnitor of first resort (i.e., its obligations to indemnify the Board Indemnitees are primary and any obligation of the Affiliate Indemnitors or their insurers to advance expenses or to provide indemnification for the same expenses or liabilities incurred by any of the Board Indemnitees (or any Affiliate thereof) is secondary and excess), (ii) shall be required to advance the full amount of expenses incurred by each Board Indemnitee and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by each Board Indemnitee or on such Person’s behalf, in each case, to the extent legally permitted and required by the Indemnification Obligations, without regard to any rights such Board Indemnitees may have against the Affiliate Indemnitors or their insurers, and (iii) irrevocably waives, relinquishes and releases the Affiliate Indemnitors and such insurers from any and all claims against the Affiliate Indemnitors or such insurers for contribution, by way of subrogation or any other recovery of any kind in respect thereof. In furtherance and not in limitation of the foregoing, the Company agrees that in the event that any Affiliate Indemnitor or its insurer should advance any expenses or make any payment to a Board Indemnitee for matters for which the Company is required to advance expenses or indemnify a Board Indemnitee pursuant to the Indemnification Obligations, the Company shall reimburse such Affiliate Indemnitor or insurer to the extent of its obligations under the Indemnification Obligations. The Company agrees that the Board Indemnitees are third party beneficiaries of this Section 4.11, able to enforce this Section 4.11 according to its terms as if a party hereto. Nothing contained in the Indemnification Obligations shall limit the scope of this Section 4.11 or the other terms set forth in this Agreement.

4.12         Section 16 Matters. If the Company becomes a party to a consolidation, merger or other similar transaction that may result in the Purchaser, or its Affiliates and/or the Designated Director being deemed to have made a disposition of equity securities of the Company or derivatives thereof for purposes of Section 16 of the Exchange Act, and if the Designated Director is serving on the Board at such time or has served on the Board during the preceding six (6) months (i) the Board will pre-approve such disposition of equity securities of the Company or derivatives thereof for the express purpose of exempting the Purchaser’s, its Affiliates’ and its Designated Director’s interests (to the extent the Purchaser or its Affiliates may be deemed to be “directors by deputization”) in such transaction from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder and (ii) if the transaction involves (A) a merger or consolidation to which the Company is a party and the Common Stock is, in whole or in part, converted into or exchanged for equity securities of a different issuer, (B) a potential acquisition by Purchaser, Purchaser’s Affiliates, and/or the Designated Director of equity securities of such other issuer or derivatives thereof and (C) an Affiliate or other designee of the Purchaser or its Affiliates will serve on the board of directors (or its equivalent) of such other issuer, then if the Company requires that the other issuer pre-approve any acquisition of equity securities or derivatives thereof for the express purpose of exempting the interests of any director or officer of the Company or any of its Subsidiaries in such transactions from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder, the Company shall use commercially reasonable efforts to require that such other issuer pre-approve any such acquisitions of equity securities or derivatives thereof for the express purpose of exempting the interests of the Purchaser’s, its Affiliates’ and the Designated Director’s (for the Purchaser and/or its Affiliates, to the extent such Persons may be deemed to be “directors by deputization” of such other issuer) in such transactions from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder.

Section 5.         SUBSEQUENT TRAIN PARTICIPATION RIGHTS

5.1         Train 4 Participation Right.

(a)         Provided the Purchaser has exercised the Train 4 Option, the Purchaser shall have a right, but not the obligation, to participate in the funding of ten percent (10%) of the equity capital required to take a final investment decision on the Train 4 Project in exchange for a corresponding common equity ownership in the Train 4 Project (such investment, the “Train 4 Participation”).

(b)         If the Company proposes to consummate an equity investment, either funded by the Company or with third-party capital, that would enable the Company to take a final investment decision on the fourth liquefaction train to begin construction at the Rio Grande Facility (the “Train 4 Project”), and the Purchaser has previously exercised the Train 4 Option, then the Company shall provide an information package (the “Train 4 Initial Information Package”) to the Purchaser, upon the earlier of: (i) execution of an EPC agreement in respect of such Train 4 Project or (ii) execution of a definitive agreement for the offtake of 50% or more of expected MAC Production Capacity. The Train 4 Initial Information Package shall contain a summary of the relevant commercial terms of the applicable agreement(s), the projected cash flows from remaining commercial arrangements, reasonably detailed financing assumptions and a preliminary description of the capital structuring of the proposed investment; provided, that, in each case, the Company may withhold or redact any information that is competitively sensitive.

(c)         Upon the execution of the EPC contract and definitive agreements for the offtake of at least 80% of the offtake volumes needed for financing the Train 4 Project, the Company will provide notice (a “Train 4 Notice”) 45 days prior to the intended signing date (the “Train 4 Intended Signing Date”) of definitive documents to complete an investment in the Train 4 Project. The Train 4 Notice will contain at a minimum: a summary of relevant commercial terms of the applicable agreement(s), the projected cash flows from remaining commercial arrangements, reasonably detailed financing assumptions, and a preliminary description of the capital structuring of the proposed investment. During the period between the delivery of the Train 4 Notice and the Train 4 Intended Signing Date (the “Train 4 Consideration Period”), the Purchaser will be entitled to receive all information reasonably requested and not competitively sensitive to evaluate the investment; provided that the Train 4 Consideration Period shall be extended to sixty days if the Train 4 Notice is provided between June 15 and August 15 of any year.

(d)          No later than 21 days prior to the end of the Train 4 Consideration Period, the Company will provide proposed final transaction documents to the Purchaser and endeavor in good faith to negotiate and agree definitive agreements during such 21-day negotiation period. The Purchaser has the right to participate by executing equity documentation with governance, information and audit rights consistent with those provided to an equity holder of comparable percentage interest in Phase 1. The Train 4 Consideration Period may be extended on a day by day basis to the extent that the final transaction documents are not provided 21 days prior to the Train 4 Intended Signing Date. A failure by the Purchaser to respond within the Train 4 Consideration Period shall be deemed to constitute a decision by the Purchaser not to exercise its right to make the Train 4 Participation.

(e)         If Purchaser exercises its right to make the Train 4 Participation, then Purchaser shall also have the right, but not the obligation, to participate in the funding of the equity capital required to take a final investment decision on such Rio Grande CCS Project to be deployed in connection with the Train 4 Project in a proportionate amount equal to the Purchaser’s percentage in the Train 4 Project pursuant to this Section 5.1, and such equity capital shall be in exchange for a corresponding equity ownership in such Rio Grande CCS Project to be deployed in connection with the Train 4 Project. Such participation right shall be governed by the terms of Section 2, mutatis mutandis, and shall be in addition to and not to the exclusion of, the other rights to participate in such Rio Grande CCS Projects set forth herein.

5.2         Train 5 Participation Right.

(a)         Provided the Purchaser has exercised the Train 5 Option, the Purchaser shall have a right, but not the obligation, to participate in the funding of ten percent (10%) of the equity capital required to take a final investment decision on the Train 5 Project in exchange for a corresponding common equity ownership in the Train 5 Project (such investment, the “Train 5 Participation”).

(b)         If the Company proposes to consummate an equity investment, either funded by the Company or with third-party capital, that would enable the Company to take a final investment decision on a fifth liquefaction train to begin construction at the Rio Grande Facility (the “Train 5 Project”), and the Purchaser has exercised the Train 5 Option, then the Company shall provide an information package (the “Train 5 Initial Information Package”) to the Purchaser, upon the earlier of: (i) execution of an EPC agreement with respect of such Train 5 Project or (ii) execution of a definitive agreement for the offtake of 50% or more of expected MAC Production Capacity. The Train 5 Initial Information Package shall contain a summary of the relevant commercial terms of the applicable agreement(s), the projected cash flows from remaining commercial arrangements, reasonably detailed financing assumptions, and a preliminary description of the capital structuring of the proposed investment; provided, that, in each case, the Company may withhold or redact any information that is competitively sensitive.

(c)         Upon the execution of an EPC contract and definitive agreements for the offtake of at least 80% of the offtake volumes needed for financing, the Company will provide notice (a “Train 5 Notice”) 45 days prior to the intended signing date (the “Train 5 Intended Signing Date”) of definitive documents to complete an investment in the Train 5 Project. The Train 5 Notice will contain at a minimum: a summary of relevant commercial terms of the applicable agreement(s), the projected cash flows from remaining commercial arrangements, reasonably detailed financing assumptions, and a preliminary description of the capital structuring of the proposed investment. During the period between the delivery of the Train 5 Notice and the Train 5 Intended Signing Date (the “Train 5 Consideration Period”), the Purchaser will be entitled to receive all information reasonably requested and not competitively sensitive to evaluate the investment; provided that the Train 5 Consideration Period shall be extended to sixty days if the Train 5 Notice is provided between June 15 and August 15 of any year.

(d)         No later than 21 days prior to the end of the Train 4 Consideration Period, the Company will provide proposed final transaction documents to the Purchaser and endeavor in good faith to negotiate and agree definitive agreements during such 21-day negotiation period. The Purchaser has the right to participate by executing equity documentation with governance, information and audit rights consistent with those provided to an equity holder of comparable percentage interest in Phase 1. The Train 5 Consideration Period may be extended on a day by day basis to the extent that the final transaction documents are not provided 21 days prior to the Train 5 Intended Signing Date. A failure by the Purchaser to respond within the Train 5 Consideration Period shall be deemed to constitute a decision by the Purchaser not to exercise its right to make the Train 5 Participation.

(e)         If Purchaser exercises its right to make the Train 5 Participation, then Purchaser shall also have the right, but not the obligation, to participate in the funding of the equity capital required to take a final investment decision on such Rio Grande CCS Project to be deployed in connection with the Train 5 Project in a proportionate amount equal to the Purchaser’s percentage in the Train 5 Project pursuant to this Section 5.2, and such equity capital shall be in exchange for a corresponding equity ownership in such Rio Grande CCS Project to be deployed in connection with the Train 5 Project. Such participation right shall be governed by the terms of Section 2, mutatis mutandis, and shall be in addition to and not to the exclusion of, the other rights to participate in such Rio Grande CCS Projects set forth herein.

5.3         To the extent that the Purchaser does not exercise its right to make the Train 4 Participation or the Train 5 Participation, then the Company shall be free to consummate the investment referred to in the Train 4 Notice or the Train 5 Notice, as applicable; provided, that, in the event that the investment described in the applicable notice is not completed within six (6) months of the date on which such notice was given, the Company shall not consummate any such investment in the Train 4 Project or Train 5 Project, as applicable, without complying anew with the procedures described in this Section 5.

Section 6.         PREEMPTIVE RIGHT

6.1         At any time after the date hereof and subject to the following sentence, if the Company proposes to issue any New Securities for cash (a “Preemptive Right Offering”), the Purchaser shall have the right (but not the obligation) to purchase up to such number of New Securities as required to maintain an Ownership Percentage (i) if the Pricing Condition is met with respect to such Preemptive Right Offering, at the lesser of (a) 15% and (b) its Ownership Percentage immediately prior to such Preemptive Right Offering, or (ii) if the Pricing Condition is not met with respect to such Preemptive Right Offering, its Ownership Percentage immediately prior to such Preemptive Right Offering, in each case, on the same terms and conditions that are applicable to such New Securities, at a price per share or security equal to the price paid by the purchaser(s) in such issuance of New Securities (such shares, the “Preemptive Right Shares”), provided that Purchaser shall not be entitled to acquire Preemptive Right Shares pursuant to this Section 6.1 to the extent that the issuance of such Preemptive Right Shares to Purchaser would require approval of the stockholders of the Company pursuant to the rules and listing standards of the Principal Market, in which the Company may in its discretion consummate the proposed issuance of New Securities in such Preemptive Right Offering to other Persons prior to obtaining approval of the stockholders of the Company (subject to compliance with Section 6.3 below). The Purchaser’s right to participate in Preemptive Right Offerings shall terminate following a Termination Event. Notwithstanding the foregoing, the Purchaser may not participate in a Preemptive Right Offering that occurs within six months following a sale or other disposition for value by the Purchaser of any of the shares of Common Stock purchased pursuant to the Common Stock Purchase Agreement.

6.2         In the event that the Company proposes to conduct a Preemptive Right Offering, it shall, at least seven (7) Business Days prior to commencing the Preemptive Right Offering, deliver a written notice to the Purchaser (a “Preemptive Right Notice”), signed by an officer of the Company and (A) stating (i) the Company’s intention to conduct a Preemptive Right Offering; (ii) the amount and type of New Securities that the Company proposes to issue, and correspondingly, the number of Preemptive Right Shares that the Purchaser is entitled to purchase, and (iii) the material terms and conditions of the proposed issuance, including without limitation, the expected price or pricing methodology of such New Securities (or (x) if such price is not clearly identifiable, such effective price per share as is reasonably determined by the Company in good faith or (y) in the case of issuance of restricted stock, the fair market value of such restricted stock as determined by the Company in the ordinary course in connection with such issuance), and (B) certifying, based on the Company’s reasonable expectation at such time, as to whether the Pricing Condition will be met in respect of such Preemptive Right Offering. Within five (5) Business Days following the receipt of the Preemptive Right Notice, the Purchaser may, by delivery of a written notice of acceptance to the Company, elect to purchase all, or any portion, of the Preemptive Right Shares that the Purchaser is entitled to purchase on the terms indicated in the Preemptive Right Notice. The failure to so respond in writing within such five (5) Business Day period by the Purchaser shall constitute a waiver of its rights under Section 6.1 with respect to the purchase of such New Securities but shall not affect its rights with respect to any future issuances of New Securities. Upon the Company’s issuance of any Preemptive Right Shares, such Preemptive Right Shares shall be validly issued, fully paid and nonassessable, duly authorized by all necessary corporate action of the Company. Notwithstanding the requirements of this Section 6.2, in the case of an underwritten public offering, the Company may satisfy its obligations under Section 6 by directing the underwriters for such offering to allocate Preemptive Right Shares to satisfy any amount requested by Purchaser pursuant to such Preemptive Rights Offering.

6.3         In the event that the Purchaser is not able to acquire its Preemptive Right Shares pursuant to Section 6.1 because such issuance would require the Company to obtain stockholder approval in respect of the issuance of such Preemptive Right Shares to the Purchaser as a result of the rules and listing standards of the Principal Market, the Company may, in lieu of offering to the Purchaser the right to purchase the applicable portion of the Preemptive Right Shares as set forth above at the time of such Preemptive Right Offering, comply with the provisions of this Section 6.3 by making an offer at such reasonable later time to sell to the Purchaser the number of Preemptive Right Shares that the Purchaser would have been entitled to purchase under Section 6.1 if such offering occurred at the same time as the offering is effected (subject to obtaining the relevant stockholder approval, if required). In such event, for all purposes of this Section 6.3, the number of such Preemptive Right Shares that the Purchaser shall be entitled to purchase under Section 6.1 shall be determined taking into consideration the actual number of New Securities sold in the applicable offering so as to achieve the same economic effect as if such offer were made prior to the applicable offering.

Section 7.         INVESTOR MOST FAVORED NATION. The Company hereby represents and warrants, as of the date hereof, and covenants and agrees from and after the date hereof, that no holder of the Company’s Common Stock or Common Stock Equivalents is or shall be entitled to consent or approval rights (including, for the avoidance of doubt, in the form of restrictive covenants) over Company and its subsidiaries unless Purchaser is provided rights that are at least as favorable as those of any other holder.

Section 8.         MISCELLANEOUS.

8.1         Further Assurances. Subject to the terms and conditions of this Agreement, each Party will use its commercially reasonable efforts to take all actions and to do all things necessary, to consummate the transactions considered hereunder on the terms specified in this Agreement, including negotiating in good faith such additional and/or different terms, to the extent required by Law and/or the rules of any Self-Regulatory Organization. Without limiting the foregoing sentence, the Parties agree to execute and deliver, or use their commercially reasonable efforts to cause to be executed and delivered, such other documents, certificates, agreements, and other writings and to take such other actions as may be necessary or desirable or reasonably requested by either Party in order to consummate the transaction in accordance with the terms hereof.

8.2         Corporate Opportunities. Except as the Purchaser may otherwise agree in writing, the Purchaser and its Affiliates shall have the right to (i) engage, directly or indirectly, in the same or similar business activities or lines of business as the Company and (ii) do business with any client, competitor or customer of the Company, with the result that the Company shall have no right in or to such activities or any proceeds or benefits therefrom, and except as otherwise provided in this Agreement, neither the Purchaser nor any of its Affiliates shall be liable to the Company or its stockholders for breach of any fiduciary duty by reason of any such activities of the Purchaser or its Affiliates participation therein. If the Purchaser acquires knowledge of a potential transaction or matter that may be a corporate opportunity for both the Company and the Purchaser or its Affiliates, then the Purchaser and its Affiliates shall have no duty to communicate or present such corporate opportunity to the Company and the Company hereby renounces any interest or expectancy it may have in such corporate opportunity, with the result that neither the Purchaser nor any of its Affiliates shall be liable to the Company or its stockholders for breach of any fiduciary duty, including for breach of any fiduciary duty as a stockholder of the Company by reason of the fact that the Purchaser pursues or acquires such corporate opportunity for itself, directs such corporate opportunity to another Person, or does not present such corporate opportunity to the Company. The Company shall indemnify the Purchaser and its Affiliates against any losses resulting from any breach of fiduciary duty or other claim brought by or through the Company or any stockholder of the Company with respect to the matters contemplated by this Section 8.2. Notwithstanding the foregoing, if the Purchaser acquires knowledge of a potential transaction or matter that may be a corporate opportunity for both the Company, on the one hand, and the Purchaser or its Affiliates, on the other, as a result of information shared by the Company with members of the Board, including the Designated Director, then such corporate opportunity belongs to the Company, and the Purchaser shall be liable to the Company and its stockholders for breach of any fiduciary duty, including for breach of any fiduciary duty as a stockholder of the Company by reason of the fact that the Purchaser or its Affiliates usurps such corporate opportunity for itself, or directs such corporate opportunity to another Person. Neither the alteration, amendment or repeal of this Section 8.2, nor the adoption of any provision of the Company’s Charter Documents inconsistent with this Section 8.2, nor, to the fullest extent permitted by Delaware Law, any modification of Law, shall eliminate or reduce the effect of this Section 8.2. This Section 8.2 shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director, officer, employee or agent of the Company under its Charter Documents, any other agreement between the Company and such director, officer, employee or agent or applicable Law. The Company shall not maintain, adopt or impose any code of conduct, by-law, organizational document or other binding rule or policy that is inconsistent with Section 8.2 or Section 8.3.

8.3         No Duty. The Purchaser and the Company hereby agree, notwithstanding anything to the contrary in any other agreement or at Law or in equity, that, to the maximum extent permitted by Law, when the Purchaser takes any action to give or withhold its consent, the Purchaser shall have no duty (fiduciary or other) to consider the interests of the Company or the other stockholders of the Company and may act exclusively in its own interest; provided, however, that the foregoing provisions of this sentence shall in no way affect the obligations of the Parties hereto to comply with the provisions of this Agreement. For the avoidance of doubt, the foregoing sentence shall not limit or otherwise affect the fiduciary duties of any Designated Director.

8.4         Payments. All payments made by or on behalf of the Company or any of their Affiliates to the Purchaser or its respective assigns, successors or designees pursuant to this Agreement shall be without withholding, set-off, counterclaim or deduction of any kind.

8.5         No Waiver of Rights. All waivers hereunder must be made in writing, and the failure of any Party at any time to require another Party’s performance of any obligation under this Agreement shall not affect the right subsequently to require performance of that obligation. Any waiver of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision or a waiver or modification of any other provision.

8.6         Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service, by email or registered or certified mail (postage prepaid, return receipt requested) to the respective Parties at the following addresses (or at such other address for any Party as shall be specified by such Party in a notice given in accordance with this Section 8.6).

(a)         If to the Company, to:

NextDecade Corporation

1000 Louisiana Street, Suite 3900

Houston, Texas 77002

Attention:          Vera de Gyarfas, General Counsel

[***]

With a copy (which shall not constitute notice to the Company) to:

Latham & Watkins LLP

811 Main Street, Suite 3700

Houston, Texas 77002

Attention:         Ryan Maierson

[***]

(b)         If to the Purchaser, to:

Global LNG North America Corp.

1201 Louisiana Street, Suite 1400

Houston, Texas 77002

Attention:          Thomas MAURISSE, SVP LNG

[***]

With a copy (which shall not constitute notice to the Purchaser) to:

Jones Day

771 Texas

Suite 3300

Houston, Texas 77002-2712

Attention: Jeff A. Schlegel and Peter E. Devlin
[***]

Any of the foregoing addresses may be changed by giving notice of such change in the foregoing manner, except that notices for changes of address shall be effective only upon receipt.

8.7         Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

8.8         Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect for so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

8.9          Entire Agreement. This Agreement and the agreements and documents referenced herein constitute the entire agreement of the Parties with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, between the Parties with respect to the subject matter hereof.

8.10         Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned by either Party (whether by operation of law or otherwise) without the prior written consent of the other Party; provided that the Purchaser may transfer or assign all or a portion of its rights and obligations under this Agreement to any Affiliate without the prior written consent of the Company.

8.11         No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever.

8.12         Amendment. This Agreement may not be altered, amended, or modified except by a written instrument executed by or on behalf of the Company and the Purchaser.

8.13         Governing Law. This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of New York, without regard to the conflicts of law principles thereof.

8.14         Dispute Resolutions.

(a)         In the event of any dispute arising out of, relating to or in connection with this Agreement (a “Dispute”), either Party may provide notice thereof to the other Party (a “Dispute Notice”). In the event of any Dispute, the Parties will meet and negotiate in good faith to resolve the Dispute.

(b)         If the Parties have failed to resolve such Dispute within thirty days after receipt of the Dispute Notice, such Dispute shall be exclusively and definitively resolved in accordance with the Rules of Arbitration of the International Chamber of Commerce (the “ICC Arbitration Rules”) by three (3) arbitrators appointed in accordance with said ICC Arbitration Rules. The Arbitration shall be final and binding upon the Parties.

(c)         Prior to the constitution of the arbitral tribunal, either Party may apply for interim measures of protection (including injunctions, attachments and conservation orders) to any court of competent jurisdiction or to an Emergency Arbitrator as provided (and defined) in the ICC Arbitration Rules. Once constituted, the arbitral tribunal (or in an emergency the presiding arbitrator acting alone if one or more of the other arbitrators is unable to be involved in a timely fashion) shall have exclusive jurisdiction to grant interim measures in appropriate circumstances. Hearings on requests for interim measures may be held in person, by telephone, by video conference or by other means that permit the parties to the Dispute to present evidence and arguments. Unless an arbitration tribunal or a court has ordered otherwise by way of provisional or interim orders, the Parties shall continue to perform their respective obligations under this Agreement pending conclusion of any such arbitration.

(d)         The place of the arbitration will be Houston, Texas.

(e)         The language of the arbitration will be English and the arbitrators’ decision shall be drawn up in English.

8.15         Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY). EACH OF THE PARTIES HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.15.

8.16         Counterparts. This Agreement may be executed and delivered (including by facsimile or electronic transmission) in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Signatures of the Parties transmitted by electronic mail shall be deemed to be their original signatures for all purposes.

8.17         Specific Performance. Each Party acknowledges that, in view of the uniqueness of the securities referenced herein and the transactions contemplated by this Agreement, the other Party would not have an adequate remedy at law for money damages in the event that this Agreement has not been performed in accordance with its terms, and therefore agrees that the other Party shall be entitled to specific performance and injunctive or other equitable relief, without the necessity of proving the inadequacy of monetary damages as a remedy.

8.18         Amendment of Company Documents. Neither the Company nor the Board shall (a) permit the bylaws or certificate of incorporation of the Company to be amended in any manner that would eliminate or have any negative impact on any of the provisions hereof or the rights conveyed to the Purchaser hereunder or (b) enter into any agreement, instrument or other arrangement that conflicts with the rights and provisions of this Agreement.

8.19         Waiver of Consequential Damages. In no event shall any Party or its Affiliates, or their respective managers, members, shareholders or representatives, be liable hereunder at any time for punitive, incidental, consequential special or indirect damages, including loss of future profits, revenue or income, or loss of business reputation of any other Party or any of its Affiliates, whether in contract, tort (including negligence), strict liability or otherwise, and each Party hereby expressly releases each other Party, its Affiliates, and their respective managers, members, shareholders, partners, consultants, representatives, successors and assigns therefrom.

8.20         Rules of Construction. The Parties and their respective legal counsel participated in the preparation of this Agreement, and therefore, this Agreement shall be construed neither against nor in favor of any of the Parties, but rather in accordance with the fair meaning thereof. All definitions set forth in this Agreement are deemed applicable whether the words defined are used in this Agreement in the singular or in the plural, and correlative forms of defined terms have corresponding meanings. The term “including” is not limiting and means “including without limitation.” The term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, annex and exhibit references are to this Agreement unless otherwise specified. Any reference to this Agreement shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, and supplements thereto and thereof, as applicable. Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.

Company:

NEXTDECADE CORPORATION

By:

Name:

Title:

[signature pages continue]

Purchaser:

GLOBAL LNG NORTH AMERICA CORP.

By:

Name:

Title:

NEXTDECADE

P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

	INTERNET Go To: **www.proxypush.com/NEXT** • Cast your vote online • **Have your Proxy Card ready** • Follow the simple instructions to record your vote
	PHONE Call **1-866-892-1461** • Use any touch-tone telephone • **Have your Proxy Card ready** • Follow the simple recorded instructions
	MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided
	You must register to attend the meeting online and/or participate at www.proxydocs.com/NEXT

NextDecade Corporation

Special Meeting of Stockholders

For Stockholders of record as of August 1, 2023

DATE: Thursday, September 7, 2023
TIME: 9:00 AM, Central Daylight Time
PLACE: Annual Meeting to be held live via the Internet. Please visit www.proxydocs.com/NEXT for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Matthew K. Schatzman and Vera de Gyarfas (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of NextDecade Corporation which the undersigned is entitled to vote at said meeting and any adjournment or postponements thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

NextDecade Corporation

Special Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1 AND 2

You must register to attend the meeting online and/or participate at www.proxydocs.com/NEXT

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) ____________ Date ____________

Signature (if held jointly) ____________ Date ____________